UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DECKERS OUTDOOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

DECKERS
BRANDS

2017 PROXY STATEMENT

NOTICE OF ANNUAL STOCKHOLDERS MEETING

2017 PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

ANNUAL MEETING OF STOCKHOLDERS

DATE	December 14, 2017

TIME	8:00 a.m. Pacific Time
PLACE	Deckers Outdoor Corporation Corporate Headquarters 250 Coromar Drive Goleta, California 93117

RECORD DATE	October 16, 2017
VOTING	Stockholders as of the close of business on October 16, 2017, are entitled to vote at the Annual Meeting

PROPOSALS TO BE VOTED ON

PROPOSALS	MATTER	BOARD VOTE RECOMMENDATION	PAGE REFERENCE

1	Election of nine directors	FOR EACH OF THE BOARD’S NOMINEES FOR DIRECTOR	18

2	Ratification of selection of KPMG LLP as independent registered public accounting firm for fiscal year 2018	FOR	96

3	Advisory vote to approve Named Executive Officer compensation	FOR	98

4	Advisory vote on the frequency of future advisory votes on Named Executive Officer compensation	ONE YEAR	99

5	A stockholder proposal to repeal certain provisions or amendments to our bylaws	AGAINST	100

HOW TO VOTE

Your vote is important to the future of Deckers Outdoor Corporation. You are eligible to vote if you were a stockholder at the close of business on October 16, 2017. Please refer to the section of this Proxy Statement titled "Questions and Answers about the 2017 Annual Meeting of Stockholders and Voting" for additional information on how to vote your shares.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Please sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided, or use the telephone or Internet voting instructions on the enclosed WHITE proxy card, even if you plan to attend the Annual Meeting. If you hold your shares in an account at a bank, broker, dealer or other nominee, follow the instructions provided by your nominee to vote your shares. Voting your shares by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

If you have questions about the election of directors, this Proxy Statement or the Annual Meeting, if you would like additional copies of this Proxy Statement, or if you need assistance voting your shares, please contact:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders call toll-free: (877) 750-0625
Banks and brokers call collect: (212) 750-5833

PROPOSAL NO. 1 ELECTION OF DIRECTOR NOMINEES

The following table provides summary information about each director nominee. Ages are as of September 15, 2017.

Name, Primary Occupation	Age	Director Since	Independent	Other Current Public Company Boards	Previous Public Company Boards	Deckers Committees
						A	C	CG

John M. Gibbons Private Investor, Entrepreneur and Chairman of our Board of Directors	68	2000	YES	—	3

Karyn O. Barsa Private Investor and Entrepreneur	56	2008	YES	—	1	•	•

Nelson C. Chan Private Investor and Entrepreneur	56	2014	YES	3	3	•

Michael F. Devine, III Retired Chief Financial Officer of Coach, Inc.	59	2011	YES	2	2	+	•

John G. Perenchio Private Investor and Entrepreneur	62	2005	YES	—	1		•	•

David Powers Chief Executive Officer and President of Deckers Brands	51	2016	NO	—	—

James Quinn Retired President of Tiffany & Co.	65	2011	YES	—	3			+

Lauri M. Shanahan Consultant and Director	55	2011	YES	2	—		+

Bonita C. Stewart Vice-President, Global Partnerships at Google Inc.	60	2014	YES	—	—			•

+	Committee Chair
A:	Audit
C:	Compensation
CG:	Corporate Governance

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL OF OUR DIRECTOR NOMINEES.

•

Marcato Capital Management LP (together with its affiliates, Marcato) has notified us of its intention to propose nine director nominees for election at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. In addition, Marcato has notified us of its intention to present a stockholder proposal at the Annual Meeting. As a result, you may receive solicitation materials, including a gold proxy card, from Marcato seeking your proxy. Our Board does NOT endorse any Marcato nominee. WE URGE YOU TO NOT RETURN ANY GOLD PROXY CARD SENT TO YOU BY MARCATO, EVEN AS A PROTEST VOTE.

PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

•	As a matter of good corporate governance, we are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2018.
•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 2.

PROPOSAL NO. 3 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

•

We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, which we sometimes refer to as NEOs, as disclosed in the section of this Proxy Statement titled “Compensation Discussion and Analysis.”

•

Below is an overview of certain elements of our fiscal year 2017 and fiscal year 2018 compensation program and how they are aligned to our strategic and business objectives. We believe that this structure closely aligns executive and stockholder incentives. It also incorporates perspectives from our stockholders, as detailed below under the title “Stockholder Engagement.”

•

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 3 because it believes that our compensation policies and practices reflect our pay-for-performance philosophy and are effective in achieving our goals of attracting and retaining key executives with the proper background and experience required to lead the organization forward, providing meaningful incentives for achieving short-term and long-term Company financial goals, and aligning the interests of our executives with those of our stockholders.

ALIGNMENT OF COMPENSATION PROGRAM WITH STRATEGIC AND BUSINESS OBJECTIVES

As previously publicly announced, we are driving toward an improvement in profitability in our long-range plan and expect that our executives will drive to a 13% operating margin by the end of fiscal year 2020.

We have effectively and consistently tied our compensation program to our strategic and business objectives, and have evolved our program over time to emphasize profitability which reflects our long-range business and strategic plan, as well as input from our stockholders.

Alignment of Compensation Program with Strategic and Business Objective

Compensation Element	FY 2017		FY 2018

Annual Cash Incentive Awards	•	Utilized a mix of both revenue and operating income metrics to drive growth while still requiring profitability discipline.	•	Focus on core profitability metrics for all executives, with revenue metrics tailored to specific business units for certain executives.
	•	Due to our strong pay-for-performance design, no cash incentive payments were made to our executives.	•	Maintain our strong pay-for-performance track record through meaningful performance gates and targets derived from our long-range business and strategic plan.

Equity Awards	•	Changed from performance-based RSUs to performance stock options for LTIP awards to directly align the interests of our executives with our stockholders under volatile market conditions.	•	Continue to use performance stock options and Pre-Tax Income performance metric for LTIP awards.
			•	By tying LTIP equity awards to Pre-Tax Income, we reward achievement of our profitability goals.
	•	Changed performance conditions for LTIP awards from consolidated EBITDA and Revenue to Pre-Tax Income to focus our executives on driving profitability.

PROPOSAL NO. 4 FREQUENCY OF FUTURE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

•

We are asking our stockholders to vote, on a non-binding advisory basis, on whether future advisory votes on the compensation of our Named Executive Officers should occur every “one year,” “two years,” or “three years.”

•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO CONDUCT FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION EVERY “ONE YEAR.”

PROPOSAL NO. 5 STOCKHOLDER PROPOSAL TO REPEAL CERTAIN PROVISIONS OR AMENDMENTS TO OUR BYLAWS ADOPTED AFTER MAY 24, 2016

•	We received notice from Marcato of its intention to present a resolution for action at the Annual Meeting.
•

Adoption of this proposal would have the effect of repealing any provisions or amendments of our bylaws adopted without stockholder approval after May 24, 2016, and up to the Annual Meeting, without regard to the subject matter of any bylaw provisions or amendments in question.

•

Other than as described in this Proxy Statement, no provisions or amendments to our bylaws have been adopted after May 24, 2016. Although our Board does not currently expect to adopt any amendments to our bylaws prior to the Annual Meeting, our Board could determine prior to the Annual Meeting that an amendment is necessary and in the best interests of our Company or our stockholders. Our Board believes that the automatic repeal of any bylaw amendment, irrespective of its content, duly adopted by our Board (whether with or without stockholder approval) could have the effect of repealing one or more properly adopted bylaw amendments that our Board determined to be in the best interests of our Company and our stockholders and adopted in furtherance of its fiduciary duties, including in response to future events not yet known to us.

•	Our Board believes that this proposal represents no purpose other than to limit the actions of our Board that are otherwise permitted by our governing documents and Delaware law.
•	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL NO. 5.

STOCKHOLDER ENGAGEMENT

•

We remain committed to enhancing and expanding our stockholder outreach efforts, including by proactively soliciting and incorporating stockholder feedback on the design and effectiveness of our executive compensation program.

•

For example, as more fully described below under the title “Compensation Discussion and Analysis,” in early 2017 we contacted investors holding over 60% of our common stock to discuss their views and any concerns regarding our compensation philosophy and program.

•

During these conversations, we reviewed our business strategies and performance, discussed our executive compensation program design, reviewed our corporate governance initiatives, previewed potential changes to our executive compensation program, and provided responses to specific concerns raised by proxy advisory groups.

•

In response to feedback from our stockholders and proxy advisory groups during these outreach efforts, we have made a number of significant changes to our executive compensation program during fiscal year 2017, and have continued to evolve our compensation program for fiscal year 2018.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

We are pleased to invite you to attend the 2017 Annual Meeting of Stockholders of Deckers Outdoor Corporation, to be held on December 14, 2017, beginning at 8:00 a.m. Pacific Time. The meeting will be held at our corporate headquarters, located at 250 Coromar Drive, Goleta, California 93117. We refer to the 2017 Annual Meeting of Stockholders, together with any postponements, adjournments or other delays thereof, as the Annual Meeting.

Proposals to be Voted Upon:

1	Election of Directors. To elect nine directors to serve until the Annual Meeting of Stockholders to be held in 2018, or until their successors are duly elected and qualified.

2

Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2018, which covers the period from April 1, 2017, to March 31, 2018.

3

Advisory Vote to Approve Named Executive Officer Compensation. To approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as disclosed in the section of this Proxy Statement titled "Compensation Discussion and Analysis."

4

Frequency of Future Advisory Votes on Named Executive Officer Compensation. To vote, on a non-binding advisory basis, on the frequency of future advisory votes on the compensation of our Named Executive Officers.

5	Stockholder Proposal. To consider a stockholder proposal to repeal certain provisions or amendments to our bylaws adopted after May 24, 2016, and prior to the Annual Meeting.

Board Recommendations:

Our Board of Directors recommends that you vote:

•	“FOR” ALL director nominees named in Proposal No. 1;
•	“FOR” Proposal No. 2;
•	“FOR” Proposal No. 3;
•	For every “ONE YEAR” with respect to Proposal No. 4; and
•	“AGAINST” Proposal No. 5.

Voting at the Annual Meeting:

Our Board of Directors has fixed the close of business on October 16, 2017, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders as of the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David Powers

David Powers
Chief Executive Officer and President

Your vote is very important.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Please sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided, or use the telephone or Internet voting instructions on the enclosed WHITE proxy card, even if you plan to attend the Annual Meeting. If you hold your shares in an account at a bank, broker, dealer or other nominee, follow the instructions provided by your nominee to vote your shares. Voting your shares by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

If you have additional questions about the election of directors, this Proxy Statement or the Annual Meeting, if you would like additional copies of this Proxy Statement, or if you need assistance voting your shares, please contact:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders call toll-free: (877) 750-0625
Banks and brokers call collect: (212) 750-5833

Approximate Date of Mailing of this Proxy Statement: November 2, 2017

ANNUAL MEETING OF STOCKHOLDERS
Meeting Date: December 14, 2017

PROXY STATEMENT

The enclosed Proxy Statement is solicited on behalf of the Board of Directors of Deckers Outdoor Corporation, which we sometimes refer to as our Company, we, us, or our, for use at our Annual Meeting of Stockholders or any postponements, adjournments, or other delays thereof, or the Annual Meeting, to be held on December 14, 2017, at 8:00 a.m. Pacific Time. The meeting will be held at our corporate headquarters, located at 250 Coromar Drive, Goleta, California 93117. The Annual Meeting is being held for the purposes described in this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to be Held on December 14, 2017.

This Proxy Statement and the Annual Report are available at www.deckers.com/investors.

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING OF STOCKHOLDERS AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission, or SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the election of directors, the Proxy Statement or the Annual Meeting, please see the question titled "Whom should I contact with other questions?" below.

Q:  When and where will the Annual Meeting be held?

A:  You are invited to attend the Annual Meeting on December 14, 2017, beginning at 8:00 a.m. Pacific Time. The Annual Meeting will be held at our corporate headquarters, located at 250 Coromar Drive, Goleta, California 93117.

Q:  What is our fiscal year end?

A:  Our fiscal year end is March 31.

Q:  On what securities exchange are our shares traded?

A:  Our shares are traded on the New York Stock Exchange, or NYSE.

Q:  Why did I receive these proxy materials?

A:  We are providing this Proxy Statement in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described below. Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting.

Your vote is very important.

Please sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided, or use the telephone or Internet voting instructions on the enclosed WHITE proxy card. If you hold your shares in an account at a bank, broker, dealer or other nominee, follow the instructions provided by your nominee to vote your shares. Voting your shares by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

Q:  What proposals am I being asked to vote upon at the Annual Meeting?

A:  At the Annual Meeting, you will be asked to:

•	Elect nine director nominees to serve until the Annual Meeting of Stockholders to be held in 2018, or until their successors are duly elected and qualified (Proposal No. 1);

•	Ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2018 (Proposal No. 2);
•

Approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as disclosed in the section of this Proxy Statement titled "Compensation Discussion and Analysis" (Proposal No. 3);

•	To vote, on a non-binding advisory basis, on the frequency of future advisory votes on executive compensation (Proposal No. 4); and
•	To consider a stockholder proposal to repeal certain provisions or amendments to our bylaws adopted after May 24, 2016, and prior to the Annual Meeting (Proposal No. 5).

Q:  How does our Board of Directors recommend voting on the proposals?

A:  Our Board of Directors unanimously recommends that you vote:

•	“FOR” ALL of the nine director nominees named in this Proxy Statement (Proposal No. 1);

•	“FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2018 (Proposal No. 2);
•	“FOR” the approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers (Proposal No. 3);
•

For every “ONE YEAR” with respect to the proposal to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our Named Executive Officers (Proposal No. 4); and

•	“AGAINST” the stockholder proposal to repeal certain provisions or amendments to our bylaws adopted after May 24, 2016, and prior to the Annual Meeting (Proposal No. 5).

Q:  Will I receive proxy materials from anyone else?

A:  Marcato Capital Management LP (together with its affiliates, Marcato) has provided notice to us of its intention to propose nine director nominees for election at the Annual Meeting in opposition to the nominees recommended by our Board. In addition, Marcato has notified us of its intention to present a stockholder proposal at the Annual Meeting. As a result, you may receive solicitation materials, including a gold proxy card, from Marcato seeking your proxy.

We are not responsible for the accuracy of any information provided by or relating to Marcato contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Marcato or any other statements that Marcato may otherwise make.

Q:  What should I do if I receive proxy materials from Marcato?

A:   Our Board does NOT endorse any Marcato nominee or stockholder proposal and urges you to vote using the WHITE proxy card. Our Board urges you NOT to vote any gold proxy card sent to you by Marcato.

Voting to “withhold” with respect to any of Marcato’s nominees on its gold proxy card is not the same as voting for our Board’s nominees. This is because a vote to “withhold” with respect to any of Marcato’s nominees on its gold proxy card will revoke any previous proxy submitted by you. DO NOT RETURN ANY GOLD PROXY CARD SENT TO YOU BY MARCATO, EVEN AS A PROTEST VOTE.

If you have already voted using a gold proxy card sent to you by Marcato, you have every right to change your vote. We urge you to revoke that proxy by voting in favor of our Board’s nominees by using the enclosed WHITE proxy card. Only the latest-dated and validly executed proxy that you submit will count. If you hold your shares in an account at a bank, broker, dealer or other nominee, follow the instructions provided by your nominee to change your vote.

Q:  What are the voting requirements to approve the proposals?

A:  The voting requirements to approve each of the proposals to be voted upon at the Annual Meeting are as follows:

•

Election of Directors (Proposal No. 1)—Our Board of Directors has adopted a majority voting standard for uncontested director elections. This means that each director nominee in an uncontested election will be elected by a majority of the votes cast by the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (assuming that a quorum is present). An “uncontested election” is an election in which the number of nominees for director is not greater than the number of directors to be elected. A “contested election” is an election in which the number of nominees for director nominated by (i) our Board of Directors, (ii) any stockholder, or (iii) a combination of our Board of Directors and any stockholder, exceeds the number of directors to be elected.

Because of the nomination by Marcato of candidates for election to our Board, in September 2017, our Board determined that the Annual Meeting will be a contested election. Accordingly, directors will be elected by a plurality of the votes cast by the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The nine candidates receiving the most votes at the Annual Meeting will be elected as directors.

Under the rules applicable to brokers, brokers no longer possess discretionary authority to vote shares with respect to the election of directors. Accordingly, “broker non-votes” may result for this proposal if brokers do not receive instructions from beneficial owners of our shares. Broker non-votes are not votes cast and may result in the applicable nominees receiving fewer “FOR” votes for purposes of determining the nominee receiving the highest number of “FOR” votes.

Voting to “withhold” with respect to any of Marcato’s nominees on its gold proxy card is not the same as voting for our Board’s nominees. This is because a vote to “withhold” with respect to any of Marcato’s nominees on its gold proxy card will revoke any previous proxy submitted by you. DO NOT RETURN ANY GOLD PROXY CARD SENT TO YOU BY MARCATO, EVEN AS A PROTEST VOTE.

•

Ratification of Selection of Accounting Firm (Proposal No. 2)—Ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2018 will require the affirmative vote of a majority in voting power of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote on the matter (assuming that a quorum is present).

Abstentions will have the same effect as votes against this proposal. “Broker non-votes,” if any, will have no effect on this proposal.
•

Advisory Vote on Executive Compensation (Proposal No. 3)—Approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers will require the affirmative vote of a majority in voting power of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote on the matter (assuming that a quorum is present).

Abstentions will have the same effect as votes against this proposal. “Broker non-votes,” if any, will have no effect on this proposal.
•

Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation (Proposal No. 4)—The proposal to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our Named Executive Officers will allow our stockholders to vote for every “one year,” “two years” or “three years,” or they may abstain from voting. The option of every one year, two years or three years that receives the greatest number of votes will be considered the frequency selected by our stockholders.

Abstentions and “broker non-votes,” if any, will have no effect on this proposal.
•

Stockholder Proposal to Repeal Certain Provisions or Amendments To Our Bylaws Adopted After May 24, 2016 (Proposal No. 5)—Approval of the proposal to repeal certain provisions or amendments to our bylaws adopted after May 24, 2016, will require the affirmative vote of the holders of not less than 66 2/3% of the voting power outstanding as of the Record Date.

Abstentions and “broker non-votes,” if any, will have the same effect as votes against this proposal.

Q:  What are “broker non-votes”?

A:  “Broker non-votes” result from shares that are held by a bank, broker, dealer or other nominee that are represented at the Annual Meeting but with respect to which the nominee holding those shares (i) has not received instructions from the beneficial owner of the shares to vote on the particular proposal and (ii) does not have discretionary voting power with respect to the particular proposal. Please see the question titled “Who can vote at the Annual Meeting?” below for a discussion of beneficial ownership. Whether a nominee has authority to vote shares that it holds is determined by stock exchange rules. Nominees holding shares of record for beneficial owners generally are entitled to exercise their discretion to vote on Proposal No. 2, but do not have the discretion to vote on Proposal Nos. 1, 3, 4 or 5, unless they receive voting instructions from the beneficial owners of the shares. However, if a nominee mails Marcato’s proxy materials to the accounts of the underlying beneficial owners, then such nominee will not be able to exercise its discretion to vote with respect to such accounts on any of the proposals at the Annual Meeting.

Q:  Who can vote at the Annual Meeting?

A:  Only our stockholders at the close of business on October 16, 2017, the Record Date, will be entitled to vote at the Annual Meeting. On the Record Date, there were 32,036,625 shares of our common stock outstanding and entitled to vote. Each share of common stock issued and outstanding on the Record Date is entitled to one vote on any matter presented for consideration by our stockholders at the Annual Meeting.

•

Holders of Record—If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare, then you are a “holder of record.” As a holder of record, you may vote in person by ballot at the Annual Meeting, or you may vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares using one of the voting methods described in this Proxy Statement.

•

Beneficial Owners—If, on the Record Date, your shares were held in an account at a bank, broker, dealer or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being made available to you by that nominee. The nominee holding your account is considered the holder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the holder of record, you may not vote your shares at the Annual Meeting by ballot unless you request and obtain a valid “legal proxy” from your nominee and present it at the Annual Meeting. Please contact your nominee directly for additional information.

Q:  What is the quorum requirement for the Annual Meeting?

A:  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of all the shares of our common stock outstanding as of the Record Date will constitute a quorum at the Annual Meeting. We will treat shares of common stock represented by a properly voted proxy, including abstentions and broker non-votes, as present at the Annual Meeting for the purposes of determining the existence of a quorum.

Q:  How can I vote my shares?

A:  • Holders of Record—Holders of record can vote by proxy or by attending the Annual Meeting and voting by ballot. If you wish to vote by proxy, you can vote by Internet, telephone or by mail as described below. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still attend the Annual Meeting and vote by ballot if you have already voted by proxy. If you sign and return a WHITE proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

VOTE BY INTERNET	VOTE BY TELEPHONE	VOTE BY MAIL	VOTE AT THE ANNUAL MEETING
You can vote by proxy over the Internet by following the instructions provided on the WHITE proxy card.	You can vote by proxy by telephone by following the instructions provided on the WHITE proxy card.

You can vote by proxy by mail by following the instructions provided on the WHITE proxy card. If you choose to vote by mail, simply sign and date your WHITE proxy card and return it promptly in the postage-paid envelope provided.

The method you use to vote by proxy will not limit your right to vote at the Annual Meeting by ballot if you decide to attend in person.

• Beneficial Owner—If you are the beneficial owner of your shares, your bank, broker, dealer or other nominee has forwarded these proxy materials to you, including a WHITE voting instruction form. Simply follow the instructions on the enclosed WHITE voting instruction form to vote your shares. The WHITE voting instruction form will include instructions for voting by Internet or telephone if these methods of voting are available to you. Otherwise, you may sign, date and return the WHITE voting instruction form in the postage-paid envelope provided. To vote in person by ballot at the Annual Meeting, you must obtain a valid “legal proxy” from your broker, bank, trustee or nominee. Follow the instructions from your broker, bank, trustee or nominee to request a “legal proxy.”

Q:  What should I know about attending the Annual Meeting?

A:  You are entitled to attend the Annual Meeting only if you were a stockholder as of the Record Date, a proxy holder for such a stockholder, or an invited guest of our Company. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. You should be prepared to present government-issued photo identification for admittance, such as a passport or driver’s license. If you are the beneficial owner of your shares, you also will need proof of ownership as of the Record Date to be admitted to the Annual Meeting, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your bank, broker, dealer or other nominee, or similar evidence of ownership. For security reasons, you and your bags may be subject to search prior to your admittance to the Annual Meeting. If you do not comply with each of the foregoing requirements, you will not be admitted to the Annual Meeting.

Q:  What can I do if I change my mind after I vote my shares?

A:  You may change your vote at any time before the polls are closed at the Annual Meeting. If you are a holder of record, you may change your vote by (i) providing written notice of revocation to Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, (ii) executing a subsequent proxy using any of the voting methods discussed above, or (iii) attending the Annual Meeting and voting by ballot. However, simply attending the Annual Meeting will not, by itself, revoke your proxy. If you are a beneficial owner of your shares and you have instructed your bank, broker, dealer or other nominee to vote your shares, you may change your vote by following directions received from your nominee to change those instructions. Subject to any revocation, all shares represented by properly executed proxies will be voted in accordance with the instructions on the applicable proxy, or, if no instructions are given, in accordance with the recommendation of our Board of Directors.

If you have already voted using a gold proxy card sent to you by Marcato, you have every right to change your vote. We urge you to revoke that proxy by voting in favor of our Board’s nominees by using the enclosed WHITE proxy card. Only the latest-dated validly executed proxy that you submit will count. If you hold your shares in an account at a bank, broker, dealer or other nominee, follow the instructions provided by your nominee to change your vote.

Q:  Could other matters be decided at the Annual Meeting?

A:  As of the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. However, if any other matters are presented for consideration at the Annual Meeting, the persons named as proxyholders will have discretion to vote on these matters according to their best judgment.

Q:  Who is paying for the cost of this proxy solicitation?

A:  The solicitation of proxies is made on behalf of our Company and all the expenses of soliciting proxies from stockholders will be borne by our Company. In addition to the solicitation of proxies by use of the mail, directors, officers and regular employees of our Company may communicate with stockholders personally or by email, telephone, or otherwise for the purpose of soliciting such proxies. No additional compensation will be paid to any such persons for such solicitation, although we may reimburse them for reasonable out-of-pocket expenses incurred in connection with such solicitation. We will reimburse banks, brokers, dealers and other nominees for their reasonable out-of-pocket expenses in forwarding solicitation material to beneficial owners of shares held of record by such persons.

As a result of the proxy contest initiated by Marcato, we may incur substantial additional costs in connection with the solicitation of proxies. We have retained Innisfree M&A Incorporated, or Innisfree, to assist us in the solicitation of proxies for a fee of up to $600,000 plus out-of-pocket expenses. Innisfree expects that approximately 50 of its employees will assist in the solicitation. Our expenses related to the solicitation of proxies from stockholders this year may substantially exceed those normally spent for an annual meeting of stockholders. Such additional costs are expected to aggregate to approximately $6,000,000, exclusive of any costs related to any litigation in connection with the Annual Meeting. These additional solicitation costs are expected to include: the fee payable to our proxy solicitor; fees of outside counsel to advise our Company in connection with a contested solicitation of proxies; increased mailing costs, such as the costs of additional mailings of solicitation material to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of common stock; and the costs of retaining an independent inspector of election. To date, we have incurred approximately $700,000 of these solicitation costs.

Q:  What is the deadline to submit stockholder proposals for the 2018 Annual Meeting?

A:  Notice of any director nomination or other proposal that you intend to present for inclusion in the proxy materials to be distributed in connection with our 2018 Annual Meeting of Stockholders, or 2018 Annual Meeting, must be delivered to our corporate headquarters located at 250 Coromar Drive, Goleta, California 93117 no later than 90 days in advance of the 2018 Annual Meeting. In addition, your notice must satisfy the conditions for such proposals set forth in our bylaws, which contain requirements with respect to advance notice of director nominations and other stockholder proposals.

You may also submit a proposal for inclusion in our proxy materials for our 2018 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act of 1934, as amended, or the Exchange Act. Such a proposal must be received by our Corporate Secretary (and be delivered to our corporate headquarters located at 250 Coromar Drive, Goleta, California 93117) no later than July 5, 2018. To be eligible to submit such a proposal for inclusion in our proxy materials for an annual meeting of stockholders pursuant to Rule 14a-8, a stockholder must be a holder of either: (1) at least $2,000 in market value or (2) 1% of our common stock entitled to be voted on the proposal, and must have held such shares for at least one year, and continue to hold those shares through the date of such annual meeting. Such proposal must also meet the other requirements of the rules of the SEC relating to stockholders proposals, including Rule 14a-8, including the permissible number and length of proposals, the circumstances in which our Company is permitted to exclude proposals and other matters governed by such rules and regulations.

Q:  How can stockholders nominate a candidate for election as a director?

A:  Our bylaws provide that a stockholder seeking to nominate a candidate for election as a director at an annual meeting of stockholders must provide timely advance written notice to our Company. To be timely, a stockholder’s notice generally must be received at our corporate headquarters no later than 90 days prior to the scheduled date of the annual meeting.

Under our bylaws, a stockholder’s notice of a proposed nomination for director to be made at an annual meeting of stockholders must include the following information:

•	The name and address of the stockholder and any Stockholder Affiliate (as defined in our bylaws) proposing to make the nomination and of the person or persons to be nominated;
•

The class and number of shares of our Company’s common stock that are, directly or indirectly, beneficially owned by the stockholder or any Stockholder Affiliate and any derivative positions held or beneficially held by the stockholder or any Stockholder Affiliate and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, but not limited to, any derivative position, short position, or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Affiliate;

•

A representation that the holder is a stockholder entitled to vote his or her shares at the annual meeting and intends to vote his or her shares in person or by proxy for the person nominated in the notice;

•	A description of all arrangements or understandings between the stockholder(s) or Stockholder Affiliate supporting the nomination and each nominee;
•	Any other information concerning the proposed nominee(s) that our Company would be required to include in the Proxy Statement if our Board of Directors made the nomination;
•	The consent and commitment of the nominee(s) to serve as a director;
•

For each nominee, a completed and signed questionnaire, in a form provided by our Company upon written request, with respect to the background and qualification of such person being nominated and the background of any other person or entity on whose behalf the nomination is being made;

•

For each nominee, a written representation and agreement, in the form provided by our Company upon written request, with regards to any voting commitments, compensatory arrangements with a third party and compliance requirements applicable to directors of our Company;

•	A description of all agreements, arrangements and understandings between the stockholder and Stockholder Affiliate and any other person, including their names, in connection with the nominee; and
•	Whether the stockholder or any Stockholder Affiliate intends to conduct a proxy solicitation.

The presiding officer of the annual meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Q:  How can stockholders propose other actions for consideration?

A:  Our bylaws provide that a stockholder seeking to propose actions at an annual meeting of stockholders (other than nomination of directors) must provide timely advance written notice to our Company. To be timely, a stockholder’s notice generally must be received at our corporate headquarters no later than 90 days prior to the scheduled date of the annual meeting.

Under our bylaws, a stockholder’s notice of proposed action to be made at an annual meeting of stockholders must include the following information:

•	A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting;
•	The name and address of the stockholder and any Stockholder Affiliate proposing such business;

•	The class and number of shares of our Company that are, directly or indirectly, beneficially owned by the stockholder and any Stockholder Affiliate;
•

Any derivative positions held or beneficially held by the stockholder and any Stockholder Affiliate, and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, but not limited to, any derivative position, short position, or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Affiliate with respect to our securities;

•

A description of all agreements, arrangements and understandings between such stockholder or any Stockholder Affiliate and any other person or persons (including their names) in connection with the proposal of such business by such stockholder;

•	Any material interest of the stockholder or any Stockholder Affiliate in such business; and
•	Whether the stockholder or any Stockholder Affiliate intends to conduct a proxy solicitation.

Any stockholder providing such notice shall promptly provide any other information that our Company may reasonably request. The presiding officer of the annual meeting may refuse to acknowledge any business not brought before the meeting in compliance with the foregoing procedure.

You may also submit a proposal for inclusion in our proxy materials for our 2018 Annual Meeting in accordance with Rule 14a-8. Please refer to the question titled “What is the deadline to submit stockholder proposals for the 2018 Annual Meeting?” above for additional information.

Q:  I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:  We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we may deliver a single copy of this Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy materials. Upon written or oral request, we will promptly deliver a separate copy of this Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of this Proxy Statement or the Annual Report, or if you wish to receive separate copies in the future, please contact: Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, Telephone: (805) 967-7611.

In addition, if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above. Stockholders who hold shares in “street name” may contact their bank, broker, dealer or other nominee to request information about householding.

Q:  Where can I find voting results of the Annual Meeting?

A:  In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by our Company.

Q:  Where else can I find proxy materials?

A:  This Proxy Statement and the Annual Report are available at www.deckers.com/investors. Other information contained on or accessed through our website does not constitute part of this Proxy Statement. You should not consider other information contained on or accessed through our website in deciding how to vote your shares. References to our website address in this Proxy Statement are inactive textual references only.

Q:  Whom should I contact with other questions?

A:  If you have additional questions about the election of directors, this Proxy Statement or the Annual Meeting, if you would like additional copies of this Proxy Statement, or if you need assistance voting your shares, please contact:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders call toll-free: (877) 750-0625
Banks and brokers call collect: (212) 750-5833

BACKGROUND OF THE SOLICITATION

The following chronology summarizes the key meetings and events related to the proxy contest at the Annual Meeting. This chronology does not purport to catalogue every conversation of or among our Board or our representatives, and other parties.

On August 17, 2016, at Marcato’s request Dave Powers, our Chief Executive Officer, met with Richard T. McGuire III, the managing partner of Marcato, and Matthew P. Hepler, a managing director at Marcato. During this meeting, Messrs. McGuire and Hepler provided Marcato’s perspectives on our Company, with a focus on Marcato’s views on our retail strategy.

On November 9, 2016, Mr. Hepler spoke with Mr. Powers and Tom George, our Chief Financial Officer. The discussions focused on the previous quarter’s financial results and our guidance.

On February 2, 2017, we announced a plan to transform our operating structure in order to grow profitability and become more nimble. In addition to approximately $60 million in previously announced selling, general and administrative and gross margin improvements, we announced that we had identified approximately $90 million of additional savings that we plan to implement over the course of the next two fiscal years.

On February 8, 2017, Marcato filed a Schedule 13D reflecting beneficial ownership of approximately 6% of our common stock.

On February 21, 2017, Marcato sent a letter to our Board containing Marcato’s perspectives on our financial and operating performance. The letter advocated that we immediately begin a full review of strategic alternatives, including a sale of our Company. Marcato stated that if we were unable to “achieve an attractive outcome” for our stockholders in the immediate term, then it was prepared to seek significant change in the composition of our Board.

On February 24, 2017, John Gibbons, who at the time was our Lead Independent Director, and Angel Martinez, who at the time was the Chairman of our Board, met with representatives of Marcato, including Mr. McGuire. The purpose of this meeting was for the representatives of Marcato to provide us with Marcato’s perspectives on our Company. During this meeting, Mr. McGuire repeatedly called for our Company to be sold.

On March 3, 2017, Messrs. Gibbons and Martinez spoke with Mr. McGuire. Messrs. Gibbons and Martinez stated that our Board was continuing to consider Marcato’s perspectives and was focused on enhancing stockholder value. Mr. McGuire stated a willingness to enter into a confidentiality agreement with our Company that included a standstill.

On March 15, 2017, Messrs. Gibbons and Martinez spoke with Mr. McGuire about our Company.

On March 15, 2017, and March 16, 2017, our Board met and discussed Marcato’s perspectives on our Company.

On March 27, 2017, Red Mountain Capital Partners LLC, or Red Mountain, publicly disclosed a letter to our Board in which it urged the Board to explore a sale of our Company. Red Mountain stated that it beneficially owned approximately 3.3% of our common stock. Mr. Hepler was previously a partner at Red Mountain.

Also on March 27, 2017, Messrs. McGuire, Gibbons and Martinez discussed the potential entry into a confidentiality agreement.

On April 7, 2017, Messrs. Gibbons and McGuire spoke. Mr. Gibbons assured Mr. McGuire that our Board was taking his concerns seriously and was focused on enhancing stockholder value and considering a number of initiatives toward that goal.

Later on April 7, 2017, Marcato provided a draft confidentiality agreement that would have protected our Company’s confidential information from public disclosure for approximately one month.

On April 12, 2017, our Board met and discussed the confidentiality agreement proposed by Marcato. Our Board determined that it was not in the best interests of our Company and our stockholders to enter into a confidentiality agreement with a term of less than six months.

On April 13, 2017, Mr. Gibbons informed Mr. McGuire of our Board’s position on the appropriate term of a confidentiality agreement. Mr. McGuire stated that our Board should publicly disclose whether it was pursuing a sale of our Company.

On April 18, 2017, our Board met and discussed Marcato’s perspectives on our Company.

On April 25, 2017, we announced that our Board had initiated a process to review a broad range of strategic alternatives to enhance stockholder value, which may include a sale or other transaction. This announcement also affirmed our desire to improve operations and profitability. In this announcement, we made clear—as is customary in these types of strategic reviews—that we would not provide updates on the strategic review process.

Also on April 25, 2017, we announced that, in light of the strategic review process, we would not hold the Annual Meeting until the latter half of the fourth calendar quarter of 2017.

On May 25, 2017, we provided further details on our cost savings plan. More specifically, we announced that our previously announced cumulative savings will result in a $100 million improvement in our operating profit for fiscal year 2020. Coupled with low single digit revenue growth, this is expected to result in an operating margin of 13% in fiscal year 2020.

On May 31, 2017, Messrs. Gibbons and McGuire spoke. Mr. McGuire stated his interest in potentially nominating individuals to serve on our Board.

Also on May 31, 2017, Marcato made a request pursuant to Delaware law for a copy of our stockholder list and certain other information.

On June 12, 2017, and June 13, 2017, our Board met and discussed Marcato’s perspectives on our Company, as well as settlement options.

On June 21, 2017, Marcato sent a letter to the Board requesting that Mr. Hepler and an additional unnamed person be immediately appointed to our Board.

On June 27, 2017, Marcato sent a letter to our Board that, among other things, questioned a purported lack of transparency in the strategic review process and whether it was being appropriately conducted by our Board. This letter noted the earlier request by Marcato for representation on our Board. Marcato publicly disclosed this letter later on June 27, 2017.

On July 28, 2017, at Marcato’s request, representatives of Wilson Sonsini Goodrich & Rosati, Professional Corporation, or Wilson Sonsini, our outside counsel, and representatives of Moelis & Company LLC, or Moelis, our financial advisor, spoke with representatives of Cadwalader, Wickersham & Taft LLP, or Cadwalader, outside counsel to Marcato. The representatives of Cadwalader stated that Mr. McGuire did not believe that our strategic review process would result in a sale of our Company. As a result, Mr. McGuire wanted to discuss various commitments that we could make in connection with announcing that the strategic review process had concluded. These included (1) changes in the composition of our Board; (2) a return of capital to our stockholders and other changes to our capital structure; and (3) the potential divesture of certain of our brands.

On June 30, 2017, our Board met and considered the Board representation request from Marcato and its other perspectives. In light of the ongoing exploration of strategic alternatives, our Board determined that adding two additional directors was not presently in the best interests of our Company and our stockholders.

On August 4, 2017, Cadwalader, on behalf of Marcato, provided us with a draft settlement agreement. This agreement did not include a customary standstill limiting the actions that Marcato could take with respect to our Company. It also contemplated, among other things, (1) the immediate addition of Mr. Hepler and a to be determined number of unnamed persons to the Board (one of whom would also be appointed as Chairman of our Board); (2) registration rights for Marcato’s shares of our common stock; (3) the repurchase of approximately $500 million of our common stock; (4) the divesture of certain of our brands; and (5) the retention of a management consultant to assist us in the evaluation and execution of margin improvement initiatives.

On August 8, 2017, our Board met and considered Marcato’s June 27 letter and August 4 settlement proposal. Our Board concluded that Marcato’s settlement proposal was not presently in the best interests of our Company and our stockholders. Our Board determined to continue to pursue our strategic review process. Our Board also determined that it was open to engaging with Marcato in the future concerning a possible settlement.

On August 10, 2017, representatives of Wilson Sonsini communicated our Board’s decision to representatives of Cadwalader.

On August 24, 2017, our Board met and discussed Marcato’s perspectives on our Company, as well as settlement options.

On August 31, 2017, we announced that Mr. Gibbons would become the Chairman of our Board on September 1, 2017. Mr. Martinez continued to serve as a director.

On September 5, 2017, we announced December 14, 2017, as the date of the Annual Meeting.

On September 13, 2017, Marcato delivered a notice to us stating that it intended to propose 10 director nominees for election at the Annual Meeting in opposition to the nominees of our Board. In addition, Marcato notified us of its intention to present a stockholder proposal at the Annual Meeting. Marcato publicly disclosed its actions later on September 13, 2017.

Following Marcato’s submission of its director nominations, consistent with its charter, the Corporate Governance Committee commenced a review of the qualifications of Marcato’s nominees.

On September 19, 2017, we requested that Marcato make each of its nominees available for interviews by members of our Board.

On September 20, 2017, having not received a response, we again requested that Marcato make each of its nominees available for interviews by members of our Board.

On September 21, 2017, Marcato declined to make its nominees available for interviews.

On September 26, 2017, the Corporate Governance Committee met and considered Marcato’s nominees. The Corporate Governance Committee determined not to recommend any of Marcato’s nominees to our Board.

On September 28, 2017, our Board met and discussed Marcato and its nominees, as well as settlement options.

On October 2, 2017, Mr. Gibbons and representatives of each of Moelis and Wilson Sonsini spoke with Messrs. McGuire and Hepler and representatives of Cadwalader. Mr. Gibbons proposed resolving the proxy contest through the addition of two mutually agreed independent directors to our Board, as well as other commitments related to our Company’s capital structure. Mr. McGuire stated that four or five members of our Board should be replaced in any settlement, and that additional cost-cutting initiatives should be implemented immediately.

Later on October 2, 2017, our Board received a letter from Marcato requesting that our Board facilitate a complicated proposal to create a vacancy on our Board and then allow Marcato to also solicit proxies in favor of the election of Mr. Powers as a director.

On October 3, 2017, our Board received a letter from Marcato requesting that we certify its nominees as “continuing directors” for purposes of our equity compensation plans. See the section of this Proxy Statement titled “Certain Effects of Marcato’s Solicitation” for additional information about the consequences to our Company if a majority of Marcato’s nominees are elected to our Board.

On October 4, 2017, our Board met and discussed Marcato’s position on the composition of our Board, as well as settlement options.

On October 5, 2017, with the approval of our Board, representatives of Wilson Sonsini spoke to representatives of Cadwalader. The representatives of Wilson Sonsini proposed resolving the proxy contest through the addition of three mutually agreed independent directors to our Board, including a representative of Marcato.

Later on October 5, 2017, Marcato, through its representatives, declined our settlement offer. Marcato stated that it was only interested in discussing a change in a majority of our Board.

On October 6, 2017, our Board received a letter from Marcato requesting that we commit to holding the Annual Meeting on December 14, 2017, in all instances.

On October 13, 2017, a subset of our Board met to discuss settlement options.

On October 17, 2017, our Board met to discuss settlement options. In addition, our Board considered the letters from Marcato of October 2, 2017, October 3, 2017, and October 6, 2017. Our Board determined that it was not in the best interests of our Company and our stockholders to take the actions requested by Marcato in its letters. With respect to Marcato’s request that our Board certify its nominees as “continuing directors,” our Board considered that our equity compensation plans contain provisions that play a critical role in helping our Company enhance stockholder value by incentivizing and retaining our employees at all times but particularly during periods of potential disruption in our business or other threats to our Company’s business, plans and prospects. For this reason, our equity compensation plans provide protection to our employees in the event of certain change of control events (including a rapid and unapproved change in the composition of a majority of our Board), as well as against potential director candidates who are not qualified because, among other things, they may take actions in their own personal interest or otherwise act contrary to common standards of good corporate governance. In this regard, our Board considered that Marcato has proposed a number of strategic initiatives, including the potential divesture of certain of our brands and a substantial reduction in the number of our retail stores. Uncertainty over these initiatives and the future direction of our Company could, in our Board’s judgment, make it more difficult for us to retain our employees. In light of these factors and Marcato’s refusal to make its nominees available for customary interviews, our Board determined that, based on the limited information available to it concerning Marcato’s nominees and their plans for our Company, it was not in the best interests of our Company and our stockholders to certify Marcato’s nominees as “continuing directors.”

Later on October 17, 2017, a subset of our Board met to further discuss settlement options.

On October 18, 2017, representatives of each of Moelis and Marcato discussed settlement options. Marcato continued to be interested only in discussing a change in a majority of our Board.

Later on October 18, 2017, our Board informed Marcato of its determinations at the meeting held on October 17, 2017.

On October 20, 2017, Mr. Martinez retired from our Board to focus on his campaign for public office. Our Board took appropriate action to eliminate the vacancy on our Board caused by Mr. Martinez’s resignation.

On October 23, 2017, Marcato filed a complaint in the Court of Chancery of the State of Delaware that named our Company and each member of our Board as defendants. We believe that Marcato’s claims are meritless and intend to contest them vigorously. See the disclosure under the title “Litigation Initiated by Marcato” for additional information.

On October 26, 2017, we announced our second fiscal quarter results, which were above our prior guidance. We also (1) increased our guidance for the rest of the fiscal year; and (2) announced a new $335 million stock repurchase program. Combined with our existing stock repurchase authority of $65 million, we now have authority to repurchase $400 million worth of common stock. We announced that we (1) expect to complete the full $400 million of stock repurchases by year-end fiscal 2020; and (2) are targeting completing approximately $100 million worth of stock repurchases prior to the end of March 2018. With respect to our consideration of strategic alternatives, we announced that as part of our thorough and wide-ranging process to consider potential interest in an acquisition of our Company, we contacted 90 potential acquirers, including strategic and financial parties, both domestic and international. This effort did not result in a transaction. Finally, we announced that our Board remains open to considering strategic and financial alternatives as part of its ongoing efforts to enhance stockholder value but will not actively pursue a sale of the entire company at this time.

On October 31, 2017, Marcato delivered a supplement to its September 13, 2017, nomination notice. The supplement stated that Marcato had withdrawn one nominee for election at the Annual Meeting in light of the reduction in the size of our Board.

LITIGATION INITIATED BY MARCATO

On October 23, 2017, Marcato filed a lawsuit in the Court of Chancery of the State of Delaware captioned Marcato International Master Fund, Ltd. v. Gibbons, et al., C.A. No. 2017-0751-JTL, that names our Company and each member of the Board as defendants. The complaint contains allegations that each member of our Board has breached his or her fiduciary duties by, among other things, refusing to take the actions requested by Marcato in its letter of October 2, 2017, and by causing our Company to issue a proxy statement containing material misstatements and omissions. The complaint also contains a claim that our Company violated Section 211 of the Delaware General Corporation Law in calling the Annual Meeting. Marcato asks that the Court of Chancery issue an injunction requiring our Board to correct the alleged misstatements and omissions in the proxy, and to issue an order that, among other things: (1) declares that our Board members breached their fiduciary duties; (2) declares “change in control” provisions in certain compensation arrangements and our Company’s Second Amended and Restated Credit Agreement, or the Credit Agreement, void and unenforceable to the extent that our Board is without discretion to approve or nominate Marcato’s nominees; (3) enters a mandatory injunction requiring our Board to approve and nominate Marcato’s nominees; and (4) declares that our Company must hold the Annual Meeting on December 14, 2017. Also on October 23, 2017, Marcato filed a motion to expedite seeking a trial on or before December 7, 2017, and a motion for preliminary injunction.

We are disappointed that in addition to pursuing a costly and distracting proxy fight, Marcato is now pursuing costly and distracting litigation. We believe that the allegations contained in Marcato’s complaint are meritless and intend to contest them vigorously.

CERTAIN EFFECTS OF MARCATO’S SOLICITATION

Marcato is seeking to replace all of the directors on our Board. Certain of our Company’s material agreements could be impacted if a “change in control” occurs as a result of Marcato’s proxy solicitation. Generally, a “change in control” would be deemed to occur under these agreements if a majority of the members of our Board were replaced with individuals not nominated or endorsed by those persons serving as our directors prior to the Annual Meeting. Our Board is comprised of nine members, meaning that a “change in control” would be deemed to occur under these agreements if five or more of Marcato’s nominees were elected to our Board.

•

Under our 2006 Equity Incentive Plan, or the 2006 Plan, if a “change in control” occurs, then the award agreements for equity awards granted under the 2006 Plan provide that any unvested equity awards will automatically accelerate and become exercisable immediately prior to the “change in control.” Any acceleration of equity awards granted under the 2006 Plan could impact the retentive value of these awards. As of September 30, 2017, if a “change in control” were to occur, then up to 36,349 shares of our common stock subject to outstanding equity awards granted under the 2006 Plan could immediately accelerate and become exercisable (with the total number of shares issuable subject to reduction due to any “net settlement” of the awards). If this were to occur, then we would recognize a stock-based compensation expense of $333,653. All calculations assume the achievement of any performance-based awards at 88.9% of target, which is the amount at which other portions of such awards have already been earned.

•

Under our Amended and Restated Deferred Compensation Plan, or the NQDC Plan, if a “change in control” occurs, then all account balances under the NQDC Plan will become immediately payable to the applicable participants in a lump sum. This would impact the retentive value of this plan and require us to make a payment to the applicable participants. As of October 6, 2017, the aggregate value of the amounts potentially payable to the applicable participants is $4,168,924. The amount necessary to fund these payments has previously been set aside in a rabbi trust.

•

Under our 2015 Stock Incentive Plan, or the 2015 Plan, if a “corporate transaction” occurs (which is equivalent to a “change in control” as described above), then the award agreements for certain equity awards granted under the 2015 Plan provide that any unvested equity awards will automatically accelerate and become exercisable immediately prior to the “change in control.” Any acceleration of equity awards granted under the 2015 Plan could impact the retentive value of these awards. As of September 30, 2017, if a “change in control” occurs, then up to 454,195 shares of our common stock subject to outstanding equity awards granted under the 2015 Plan could immediately accelerate and become exercisable (with the total number of shares issuable subject to reduction due to any “net settlement” of the awards). If this were to occur, then we would recognize a stock-based compensation expense of $13,882,948. All calculations assume the achievement of any performance-based awards at 100% of target.

•

Under the Credit Agreement, a “change in control” would constitute an event of default under the Credit Agreement and entitle the lenders to demand immediate repayment of any amounts outstanding. As of September 30, 2017, we had $103,549,010 outstanding under the Credit Agreement.

For equity awards that automatically accelerate immediately prior to a “change in control,” our Board (or the Board as constituted following the “change in control”) would not have the ability to retroactively and unilaterally change the terms of these equity awards or otherwise prevent the acceleration and vesting described above.

In the aggregate, Marcato’s proxy solicitation could result in the accelerated vesting of 490,544 shares of our common stock, $14,216,600 in stock-based compensation expense and $4,168,924 in immediate payments under the NQDC Plan.

For equity awards granted in fiscal 2018 under our 2015 Plan, a “change in control” as a result of the election of a majority of Marcato’s nominees to our Board does not result in the acceleration of such awards unless the Board as constituted following a “change in control” does not agree to provide for the continuance of such awards. Even if such continuance is provided for, the termination without Cause or pursuant to a Constructive Termination (each as defined in the applicable award agreement) of a holder of such awards within either 12 or 24 months following the “change in control” would result in the acceleration and vesting of such holder’s applicable awards. Any acceleration of equity awards granted in fiscal 2018 could impact the retentive value of these awards. As of September 30, 2017, if a “change in control” occurs and the awards are not continued then up to 389,463 shares of our common stock subject to awards granted in fiscal 2018 could immediately accelerate and become exercisable (with the total number of shares issuable subject to reduction due to any “net settlement” of awards). If this were to occur, then we would recognize a stock-based compensation expense of $15,462,394. All calculations assume the achievement of any performance-based awards at 100% of target.

The NQDC Plan and the award agreements under the 2006 Plan and the 2015 Plan provide that our Board has discretionary authority to certify or endorse Marcato’s nominees, prior to their election, as “continuing directors” solely for purposes of these agreements. If our Board were to do this, then the payments under the NQDC Plan and the equity award acceleration described above would not occur or be permissible. As of the date of this proxy statement, our Board has not exercised its discretionary authority to certify or endorse Marcato’s nominees as “continuing directors.”

The Credit Agreement does not permit our Board to certify Marcato’s nominees as “continuing directors” or otherwise prevent the election of a majority of Marcato’s nominees to our Board from constituting an event of default.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Overview

Our bylaws provide for the annual election of directors. Our bylaws also provide that our Board of Directors will consist of not less than one nor more than nine members. The specific number of members of our Board within this range is established by our Board. Our Board has fixed the number of directors at nine.

At the Annual Meeting, stockholders will be asked to elect nine directors to serve until the next Annual Meeting of Stockholders to be held in 2018, or until their successors are duly elected and qualified. The names and certain information concerning the persons nominated by our Board of Directors to stand for election as directors at the Annual Meeting are set forth in the section of this Proxy Statement titled “Director Nominees” below.

If all of our Board’s nominees for director are elected, then, following the Annual Meeting, our Board will consist of nine members, and a majority of our Board, and all members of each of its standing committees, will continue to be “independent directors” under applicable SEC and NYSE rules.

Our Board recommends that you vote “FOR” ALL of the director nominees listed in this Proxy Statement and on the enclosed WHITE proxy card.

No Agreements with Directors

No arrangement or understanding exists between any of our directors, nominees for director or executive officers and any other person pursuant to which any of them were selected as our director, nominee for director or executive officer.

No Family Relationships

There are no family relationships among any of our directors, nominees for director or executive officers.

Director Nominations

The Corporate Governance Committee is responsible for identifying and evaluating nominees for election to our Board. In addition to the candidates proposed by our Board of Directors or identified by the Corporate Governance Committee, the Corporate Governance Committee considers candidates for director proposed by stockholders, provided such recommendations are made in accordance with the procedures set forth in our bylaws. Please refer to the question titled “How can stockholders nominate a candidate for election as a director?” above. Stockholder nominations that meet the criteria outlined below will receive the same consideration as nominations made by the Corporate Governance Committee.

There have been no material changes to the procedures by which stockholders may recommend nominees for director.

Director Qualifications

Directors are responsible for overseeing and monitoring our business consistent with their fiduciary duties to our stockholders. This significant responsibility requires highly-skilled individuals with various qualities, attributes, and professional experience. As detailed in the section of this Proxy Statement titled “Nominating Procedures and Criteria” below, our Board believes that there are both general requirements for service as a member of our Board that are applicable to all directors, and other specialized characteristics that should be represented on our Board as a whole, but not necessarily by each director.

No Legal Proceedings with Directors

There are no legal proceedings related to any of the directors, nominees for directors or executive officers which must be disclosed pursuant to applicable SEC regulations.

Qualifications for All Directors

Essential criteria for all director candidates considered by the Corporate Governance Committee include the following:

•	Personal and professional integrity
•	Good business judgment
•	Relevant experience and skills
•	Ability to effectively serve the long-term interests of our stockholders
•	Commitment to devoting sufficient time and energy to diligently performing duties as a director

Diversity Factors Considered for all Director Nominees

The Corporate Governance Committee considers many factors when identifying nominees for director, including diversity with respect to personal characteristics (including race and gender) as well as diversity in the experience and skills that contribute to our Board’s performance of its responsibilities in the oversight of our business. However, the Committee has not adopted a formal policy with respect to the consideration of diversity.

Specific Qualifications, Attributes, Skills and Experience to be Represented on our Board of Directors

The Corporate Governance Committee believes that the competencies we seek in our directors should support our strategies for the creation of superior stockholder value. Below we identify the key qualifications and skills that our directors collectively bring to our Board that we believe are important in light of our business and strategic direction. The particular qualifications and skills that our Board considered in nominating each individual director nominee are included in the directors’ individual biographies below, and are also summarized in a chart following the biographical section.

DIRECTOR NOMINEES

Our Board of Directors has nominated the following nine directors for election at the Annual Meeting. Important summary information about the nominees for director is set forth in the table below. Following the table is certain biographical information about each nominee for director, as well as information about the specific qualifications, attributes, skills and experience that led to the conclusion of our Board of Directors that each nominee for director is qualified to serve on our Board. Ages are as of September 15, 2017.

On October 20, 2017, Angel R. Martinez retired as a member of our Board to focus on his campaign for public office. We thank Mr. Martinez for his service.

Name, Primary Occupation	Age	Director Since	Independent	Other Current Public Company Boards	Previous Public Company Boards	Deckers Committees
						A	C	CG

John M. Gibbons Private Investor, Entrepreneur and Chairman of our Board of Directors	68	2000	YES	—	3

Karyn O. Barsa Private Investor and Entrepreneur	56	2008	YES	—	1	•	•

Nelson C. Chan Private Investor and Entrepreneur	56	2014	YES	3	3	•

Michael F. Devine, III Retired Chief Financial Officer of Coach, Inc.	59	2011	YES	2	2	+	•

John G. Perenchio Private Investor and Entrepreneur	62	2005	YES	—	1		•	•

David Powers Chief Executive Officer and President of Deckers Brands	51	2016	NO	—	—

James Quinn Retired President of Tiffany & Co.	65	2011	YES	—	3			+

Lauri M. Shanahan Consultant and Director	55	2011	YES	2	—		+

Bonita C. Stewart Vice-President, Global Partnerships at Google Inc.	60	2014	YES	—	—			•

+	Committee Chair
A:	Audit
C:	Compensation
CG:	Corporate Governance

The biographies of the director nominees are listed below, along with the specific qualifications, attributes, skills and experience of each director that our Board of Directors considered in nominating the directors.

JOHN M. GIBBONS Age: 68 Director Since: 2000 Chairman of our Board	Other Current Public Company Directorships: None.

Mr. Gibbons is an independent consultant and the Chairman of our Board. He is a director of The Learning Network, Inc. He also served as a director and Chair of the Audit Committee of National Technical Systems, Corp., a provider of integrated testing, certification, quality registration and systems evaluation services, from September 2003 until its acquisition in November 2013.

Specific Qualifications, Attributes, Skills and Experience

•

High Level of Financial Literacy and Experience—Currently serves as a member of the Compensation Committee of The Learning Network, Inc. Previously served as Chairman of our Audit Committee. From June 2000 to April 2004, Mr. Gibbons was Vice Chair of TMC Communications, Inc., a long distance, data and internet services provider, and was its Chief Executive Officer from June 2001 to April 2003. Mr. Gibbons was also Vice Chair of Assisted Living Corporation, a national provider of assisted living services, from March 2000 to December 2001.

•	Risk Oversight Experience—Extensive experience in risk oversight as the former Chairman of our Audit Committee and former Chairman of the Audit Committee of National Technical Systems, Corp.
•	Industry Experience—17 years of experience as a director of our Company.
•

Public Company Management Experience—Previously served as Chief Executive Officer and Chief Operating Officer, and currently serves as a director, of The Learning Network, Inc. Previously employed by The Sports Club Company where he was Chief Executive Officer and a director from July 1999 to February 2000, and President and Chief Operating Officer from January 1995 to July 1999.

•	Entrepreneurial—Has served in a variety of leadership positions for several companies during periods of expansion.
•	Luxury/Premium Branding Experience—Involved in several capacities at The Sports Club Company, a company which markets clubs to affluent, health-conscious individuals.

KARYN O. BARSA Age: 56 Director Since: 2008 Board Committees: Audit Compensation	Other Current Public Company Directorships: None.

Ms. Barsa is a private investor. Ms. Barsa served as Chief Executive Officer of Coyuchi, Inc., a maker of organic cotton bedding, bath and baby products, from April 2009 to May 2013. From February 2008 to April 2009, she served as President and Chief Executive Officer of Investors’ Circle, a network of individual and institutional investors focused on sustainable business practices. She serves on the board of The Directors’ Organization Ltd. and the advisory boards of Embark Stores, Inc., the Winter Sports School and Newpark Capital.

Specific Qualifications, Attributes, Skills and Experience

•

High Level of Financial Literacy and Experience—In addition to the Chief Executive Officer and director positions discussed above, served as Chief Financial Officer of Patagonia, Inc., a specialty outdoor apparel and equipment manufacture, and as the Chair of the Compensation Committee of Performance Sports Group, Ltd. Also holds a B.A. in Economics from Connecticut College and an MBA from the University of Southern California.

•

Risk Oversight Experience—Serves as a member of the Audit Committee and as a director of The Directors’ Organization Ltd. Served on the board and Risk Committee of Performance Sports Group, Ltd. until its acquisition in March 2017.

•

Luxury/Premium Branding Experience—In addition to serving as Chief Executive Officer of Coyuchi, Inc., served as Chief Executive Officer of Smith & Hawken, Ltd., a specialty gardening retailer between 1999 and 2001, and as Chief Financial Officer and Chief Operating Officer of Patagonia, Inc.

•	Industry Experience—Served as Chief Operating Officer and Chief Financial Officer of Patagonia, Inc. when footwear was introduced as a product of the company.
•

Distribution/Logistics Experience—As Chief Executive Officer of Coyuchi, Inc., Chief Executive Officer of Smith & Hawken, Ltd, and Chief Operating Officer of Patagonia, Inc., gained extensive experience in management of supply chain and distribution issues.

•

Sales and Marketing Expertise—Sales teams reported directly to Ms. Barsa in her roles at Patagonia Inc., Smith & Hawken, Ltd and Coyuchi, Inc. Direct sales and marketing experience as Chief Executive Officer of Investors’ Circle and founder of HeadStart Custom Helmets.

•	Retail Experience—Executive experience at Patagonia, Inc., Smith & Hawken, Ltd. and Coyuchi, Inc.
•

Entrepreneurial—Has served in a variety of leadership positions for several companies during periods of expansion, including serving as Chief Executive Officer of Embark Stores, Inc., a start-up pet supplies retailer, between May 2007 and February 2008.

NELSON C. CHAN Age: 56 Director Since: 2014 Board Committees: Audit	Other Current Public Company Directorships: Adesto Technologies Corporation (NASDAQ: IOTS) Synaptics, Inc. (NASDAQ: SYNA) Socket Mobile (NASDAQ: SCKT)

Mr. Chan is a private investor. Mr. Chan is the Chairman of the Board, Chair of the Compensation Committee and member of the Audit Committee of Adesto Technologies Corporation. He is a director, Chair of the Compensation Committee and member of the Nominating and Governance Committee of Socket Mobile as well as a director, Chair of the Compensation Committee and member of the Audit Committee of Synaptics, Inc. Mr. Chan is also a director of several privately-held companies. From 2006 to 2008, Mr. Chan served as Chief Executive Officer of Magellan Corporation and, from 1992 to 2006, he served in various management positions with SanDisk Corporation. Mr. Chan held sales, marketing and engineering positions at several technology-based companies from 1983 to 1992.

Specific Qualifications, Attributes, Skills and Experience

•	Entrepreneurial—Expertise in building technology companies.
•	High Level of Financial Literacy and Experience—Has held numerous senior management positions with leading companies, including Chief Executive Officer at Magellan Corporation.
•	Public Company Management Experience—Extensive experience with several leading public and private companies, both as an executive and as a director.
•	Sales/Marketing Experience—Held key sales, marketing and engineering positions at SanDisk Corporation, Chips and Technologies, Signetics and Delco Electronics.
•	International Experience—Was the Executive Vice President and General Manager, Consumer Business, while at SanDisk Corporation, a global multi-billion dollar company.
•	Risk Oversight Experience—Currently serves as a member of our Audit Committee and has over 10 years of experience as a corporate director with risk oversight responsibilities.
•	Technology (Consumer, Cybersecurity, Big Data, Social)—Extensive experience in technology-based companies including sales, marketing and engineering.

MICHAEL F. DEVINE, III Age: 59 Director Since: 2011 Board Committees: Audit Compensation	Other Current Public Company Directorships: Express, Inc. (NYSE: EXPR) FIVE Below, Inc. (NYSE: FIVE)

Mr. Devine retired as Executive Vice President and Chief Financial Officer of Coach, Inc. in 2011. He currently serves as a director and Chair of the Audit Committees of Express, Inc. and FIVE Below, Inc. He also serves as a member of the board of Sur La Table, Inc. and was previously a member of the board of directors of The Talbots Inc. From 2004 to 2007, Mr. Devine served as a member of the Board of Directors and Chair of the Audit Committee of Educate, a leading K-12 education service company with solutions such as Sylvan Learning Center. Mr. Devine also previously served as a director and member of the Audit Committee of NutriSystem, Inc.

Specific Qualifications, Attributes, Skills and Experience

•

High Level of Financial Literacy and Experience—In addition to Mr. Devine’s experiences as the Chair of the two Audit Committees described above, and his experiences at Coach, Inc., prior to joining Coach, Inc. served as Chief Financial Officer and Vice President-Finance of Mothers Work, Inc. from February 2000 to November 2001. From 1997 to 2000, was Chief Financial Officer of Strategic Distribution, Inc., a Nasdaq-listed industrial store operator. From 1995 to 1997, was Chief Financial Officer at Industrial System Associates, Inc., and for the prior 6 years was the Director of Finance and Distribution for McMaster-Carr Supply Co. Holds a B.S. in Finance and Marketing from Boston College and an MBA in Finance from the Wharton School of the University of Pennsylvania.

•	Public Company Management Experience—Experience at Coach, Inc. involved managing a public company during a period of high growth.
•	Risk Oversight Experience—11 years of experience as a corporate director with risk oversight responsibilities.
•	Luxury/Premium Branding Experience—Coach, Inc. is a leading marketer of modern classic American accessories.
•	International Experience—Involved in a global brand with worldwide operations while at Coach, Inc.
•	Real Estate—Acquired real estate experience during his time at Coach, Inc.
•

Industry Experience—In addition to experience at Coach, Inc., serves as a director of Express, Inc., a nationally-recognized specialty apparel and accessory retailer offering both women’s and men’s merchandise.

•	Distribution/Logistics Experience and Retail Experience—Involved in supply chain and wholesale and retail distribution channels while at Coach, Inc.

JOHN G. PERENCHIO Age: 62 Director Since: 2005 Board Committees: Compensation Corporate Governance	Other Current Public Company Directorships: None.

Mr. Perenchio is a private investor. From 1999 until May 2015, he held controlling interests and was the managing member of Ultimatum Music, LLC, Fearless Records, LLC and Fearmore Publishing, LLC, which are companies involved in the production and sale of recorded music, music publishing and merchandise. Since late 2009, Mr. Perenchio has been involved in various capacities in Club Ride Apparel, LLC, a privately-held sports apparel company in which he owns a controlling interest.

Specific Qualifications, Attributes, Skills and Experience

•

Entrepreneurial—Involved in the formation of a myriad of different successful business enterprises, from music to apparel. From 1990 to 2003, served as an executive with Chartwell Partners, LLC, a family owned boutique investment and holding company specializing in the entertainment, media and real estate industries.

•	Industry Experience—Experience in the apparel industry, including through involvement in Club Ride Apparel, LLC, and serving as a director of our Company for 12 years.
•	Sales and Marketing Experience—Experience with designing and implementing marketing and sales plans in the music, internet retail, real estate and sports apparel industries.
•

Risk Oversight Experience—In addition to the director and management experience discussed above, from 1984 to 1990, served as in-house counsel at Triad Artists, Inc., one of the then-premier talent agencies in the world, and prior to that, from 1982 to 1984, he practiced law as an attorney in California.

•

Public Company Management Experience—Member of our Board since 2005. From 1992 to 2007, Mr. Perenchio was a director of Univision Communications Inc., the leading Spanish-language media company in the United States.

•	Real Estate—Extensive experience in commercial real estate and real estate finance as a developer, property owner and attorney.

DAVID POWERS Age: 51 Director Since: 2016 Chief Executive Officer, President and Director	Other Current Public Company Directorships: None.

Mr. Powers became our Chief Executive Officer in June 2016 and joined our Board at that time. Mr. Powers joined our Company as President of Direct-to-Consumer in August 2012. He was appointed President of Omni-Channel in January 2014 and was appointed President in March 2015. Prior to joining our Company, Mr. Powers held several executive leadership roles at Converse Inc., The Timberland Company and Gap Inc.

Specific Qualifications, Attributes, Skills and Experience

•	Industry Experience—Extensive experience in the footwear and apparel industry through a variety of positions at three different footwear companies and a global apparel retailer.
•

Retail Experience and Distribution/Logistics Experience—While at Converse Inc., was responsible for global owned and distributor Direct-to-Consumer operations as part of the Nike retail leadership team. During tenure at The Timberland Company and Gap Inc., had leadership roles with a variety of retail responsibilities from merchandising to store design.

•

Sales and Marketing Experience—Graduated cum laude from Northeastern University with a B.S. in Marketing. Throughout his career, has been responsible for the development of marketing strategy, with a focus on consumer engagement.

•

International Experience—While serving in leadership roles at The Timberland Company, Mr. Powers led worldwide retail merchandising, marketing, visual and store design, and oversaw European Retail Operations.

•	Public Company Management Experience—Leadership roles have all been at public companies. Serves as our Chief Executive Officer and President with global responsibilities and oversight.
•	Real Estate—Acquired real estate experience during his time at Gap Inc. and with our Company.

JAMES QUINN Age: 65 Director Since: 2011 Board Committees: Corporate Governance	Other Current Public Company Directorships: None.

Mr. Quinn retired as President of Tiffany & Co. (NYSE: TIF) effective January 31, 2012. He was named to Tiffany & Co.’s board in 1995 and served until 2008. Mr. Quinn also currently serves as a director of Mutual of America Capital Management, Inc., a privately-held company.

Specific Qualifications, Attributes, Skills and Experience

•

Public Company Management Experience—As the former President of Tiffany & Co., oversaw retail sales in stores in more than 50 countries, with responsibility for the company’s global expansion strategy, including the significant Tiffany & Co. presence established throughout Asia. Joined Tiffany & Co. in 1986 and held a series of significant positions including Vice Chairman prior to his appointment as President in 2003.

•	Luxury/Premium Branding Experience—Tiffany & Co. is a jeweler and specialty retailer whose principal merchandise offering is fine jewelry.
•	Distribution/Logistics Experience and Retail Experience—While at Tiffany & Co., involved in management of supply chain and distribution channels.
•	International Experience—While at Tiffany & Co., involved in management of a global brand with worldwide operations.
•	Risk Oversight Experience—22 years of experience as a corporate director with risk oversight responsibilities.
•	Real Estate—Acquired real estate experience during his time at Tiffany & Co.

LAURI M. SHANAHAN Age: 55 Director Since: 2011 Board Committees: Compensation	Other Current Public Company Directorships: Cedar Fair Entertainment Company (NYSE: FUN) Treasury Wine Estates Limited (ASX: TWE)

Ms. Shanahan is a seasoned consumer products executive with over 25 years of senior level experience across global, multi-channel, multi-brand enterprises and other specialty retail and consumer service companies. Ms. Shanahan joined The Gap Inc. (NYSE:GPS) in 1992 and served in numerous leadership roles, including Chief Administrative Officer, Chief Legal Officer and Corporate Secretary, during her 16-year career with the company. Since then she has served as a principal of Maroon Peak Advisors, a retail consulting and strategy firm, and served on several corporate boards. She currently serves as Chairman of the Board and Chair of the Compensation and Management Development Committee of Charlotte Russe Holdings, Inc., a specialty retailer of apparel and accessories with over 500 stores, on the Board of Directors and the Nominating and Governance Committee of Cedar Fair Entertainment Company (NYSE: FUN), a publicly-traded MLP that owns and operates amusement parks and resorts in North America, and serves on the Board of Directors and Compensation Committee of Treasury Wine Estates Limited (ASX: TWE), a vertically-integrated, global wine business with over 70 brands. In addition, Ms. Shanahan serves on the California State Personnel Board, which oversees all policies relating to the implementation and enforcement of the merit-based system for all current and prospective state employees.

Specific Qualifications, Attributes, Skills and Experience

•

Public Company Management Experience—Joined The Gap Inc. (NYSE: GPS) in 1992 and served for 16 years in numerous leadership roles including Chief Administrative Officer, Chief Legal Officer and Corporate Secretary. The Gap Inc. is a leading global specialty retailer offering clothing, footwear, accessories, and personal care products for men, women, children, and babies under the Gap, Banana Republic, Old Navy, Intermix, and Athleta brands.

•	International Experience—Involved in global brands with worldwide operations while at The Gap Inc. and as a director and consultant.
•

Distribution/Logistics Experience and Retail Experience—Involved in retail, franchise, online licensing and other distribution channels, as well as sourcing and supply chain, while at The Gap Inc. and as a consultant.

•

Industry Experience and Luxury/Premium Branding Experience—Experience in footwear, apparel and accessories at The Gap Inc., Charlotte Russe Holdings, Inc. and through consulting business. Premium/ luxury branding experience at The Gap Inc. and through participation on the board of Treasury Wine Estates Limited and her consulting business.

•

Risk Oversight Experience—In addition to her other leadership roles at The Gap Inc., Ms. Shanahan served as Chief Compliance Officer and Chief Legal Officer, overseeing the global corporate risk committee, as well as the global governance and compliance organization.

•	Real Estate—Led global real estate for all brands during time at The Gap Inc,; experience also from Charlotte Russe and consulting business.

BONITA C. STEWART Age: 60 Director Since: 2014 Board Committees: Corporate Governance	Other Current Public Company Directorships: None.

Ms. Stewart is currently the Vice President, Global Partnerships at Google Inc. (NASDAQ: GOOG, GOOGL), a subsidiary of Alphabet Inc. She has been driving digital transformation across multiple industries since joining Google in 2006. At Google, she oversees strategy, revenue and partner management for the largest US publishers across Search, Mobile Applications, Commerce, News, Broadcast, Telecommunications and Domains. From 2002 to 2006, Ms. Stewart worked for DaimlerChrysler AG where she was Director, Chrysler Group, Interactive Communications and prior to that, Director, Chrysler Brand Communications. Ms. Stewart began her career in 1979 at IBM Corporation where she served in various financial and marketing management positions. Ms. Stewart has an MBA from Harvard Business School.

Specific Qualifications, Attributes, Skills and Experience

•	Industry Experience—Over 25 years of experience in brand management, digital strategy and execution.
•	Financial Literacy and Experience—Leads strategy, business development and revenue growth plans for Google’s largest publisher partnerships.
•	Entrepreneurial—Served as President, Chief Operating Officer, and Co-Founder of Nia Enterprises, a web-based company, and Founder and CEO of One Moment in Time, formal wear rental for women.
•	Sales and Marketing Experience—Sales, marketing, software/hardware pricing product distribution and online advertising experience.
•	International Experience—Led publisher partnerships for Latin America and Canada and has worked for DaimlerChrysler AG and IBM Corporation, which are multi-billion dollar global companies.
•	Public Company Management Experience—Strategic planning and large scale (multi-billion) operations. 10-year management career at IBM Corporation.
•

Technology (Consumer, Cybersecurity, Big Data, Social)—Extensive experience in technology-based companies and fluency in digital transformation including digital strategy, mobile, video, programmatic, online advertising, cloud solutions, analytics and execution.

Summary of Qualifications of Directors

The table below summarizes the specific qualifications, attributes, skills and experience of each nominee for director that led our Board to conclude that the director is qualified to serve on our Board. While each director is generally knowledgeable in each of these areas, an “X” in the chart below indicates that the item is a specific qualification, attribute, skill or experience that the director brings to our Board. The lack of an “X” for a particular item does not mean that the director does not possess that qualification, attribute, skill or experience.

SUMMARY OF DIRECTOR SKILLS AND QUALIFICATIONS	John M. Gibbons	Karyn O. Barsa	Nelson C. Chan	Michael F. Devine, III	John G. Perenchio	David Powers	James Quinn	Lauri M. Shanahan	Bonita C. Stewart

Luxury/Premium Branding Experience	X	X		X		X	X	X

Entrepreneurial	X	X	X		X				X

Distribution/Logistics Experience		X		X		X	X	X

Retail Experience		X		X		X	X	X

Sales and Marketing Experience		X	X		X	X	X		X

High Level of Financial Literacy and Experience	X	X	X	X	X				X

International Experience			X	X		X	X	X	X

Public Company Management Experience	X		X	X	X	X	X	X	X

Industry Experience (Footwear, Apparel and Accessories)	X	X		X	X	X	X	X	X

Risk Oversight Experience	X	X	X	X	X		X	X

Technology (Consumer, Cybersecurity, Big Data, Social)			X						X

Real Estate				X	X	X	X	X

Consent to Serve

Although each of the persons named above has consented to being named in this Proxy Statement and to serve as a director if elected, and our Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, our Board of Directors may reduce the number of directors fixed by our bylaws, or the proxies may be voted for the election of such other person as a director as our Board of Directors may recommend in place of the nominee.

Required Vote

Directors will be elected by a plurality of the votes cast by the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The nine candidates receiving the most votes at the Annual Meeting will be elected.

In view of the qualifications, attributes, skills and experiences of our directors, our Board recommends a vote “FOR” each of the director nominees named in this Proxy Statement.

BOARD RECOMMENDATION OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

Your vote is very important.

Marcato has notified us of its intention to propose nine director nominees for election at the Annual Meeting in opposition to the nominees recommended by our Board. In addition, Marcato has notified us of its intention to present a stockholder proposal at the Annual Meeting. As a result, you may receive solicitation materials, including a gold proxy card, from Marcato seeking your proxy. Our Board does NOT endorse any Marcato nominee. WE URGE YOU NOT TO RETURN ANY GOLD PROXY CARD SENT TO YOU BY MARCATO, EVEN AS A PROTEST VOTE.

If you have additional questions about the election of directors, this Proxy Statement or the Annual Meeting, or if you need assistance voting your shares, please contact:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders call toll-free: (877) 750-0625
Banks and brokers call collect: (212) 750-5833

CORPORATE GOVERNANCE

Corporate Governance at Deckers

Corporate governance is managed under the direction of our Board of Directors. Our Board has a long-standing commitment to comprehensive and effective corporate governance practices. Our Board continues to evaluate our governance policies and procedures to ensure that the right mix of individuals are present in our boardroom and to best serve our stockholders by ensuring effective oversight of our strategy and management. Our Board has adopted Corporate Governance Guidelines that set forth the primary framework of governance principles applicable to our Company. A copy of our Corporate Governance Guidelines is available on our website at www.deckers.com/investors.

Corporate Governance Highlights

Our Board of Directors is committed to maintaining the highest standards of corporate governance and has established a strong framework by which our Company is governed. Highlights include:

OUR POLICY OR PRACTICE	DESCRIPTION AND BENEFIT TO OUR STOCKHOLDERS

STOCKHOLDER RIGHTS
Annual Election of Directors	•	Our directors are elected annually, reinforcing their accountability to our stockholders.
Single Class of Outstanding Voting Stock	•	Our common stockholders control our Company, with equal voting rights.
Majority Voting Standard	•	We have a majority voting standard for uncontested director elections.
BOARD STRUCTURE
Director Independence	•

Based on the director independence requirements set forth in our Corporate Governance Guidelines, as well as in the applicable SEC and NYSE rules, our Board of Directors has determined that each of our directors, other than Mr. Powers, is an “independent director.”

Committee Governance	•

Our three Board Committees: Audit, Compensation and Corporate Governance, consist exclusively of independent directors and have adopted written charters. Committee composition and charters are reviewed annually by our Board.

Board Leadership and Structure	•

Our Company previously had one person serving as both our Chief Executive Officer and Chairman of our Board of Directors. The roles were separated when Mr. Powers was appointed Chief Executive Officer. Mr. Gibbons is the Chairman of our Board of Directors. We believe this is the most appropriate leadership structure at this time.

Annual Board Self-Evaluations	•

Our Corporate Governance Committee conducts and oversees annual self-evaluations of our Board, and of each Board Committee, to ensure that they continue to serve the best interests of our stockholders.

OUR POLICY OR PRACTICE	DESCRIPTION AND BENEFIT TO OUR STOCKHOLDERS

Board Oversight of Risk	•

Directors are generally responsible for risk management activities, but have delegated the oversight of risk management to our Audit Committee. Our full Board of Directors regularly engages in discussions of the most significant risks we face and how these risks are managed.

EXECUTIVE COMPENSATION
Annual Say-on-Pay Vote	•	Annually, our stockholders have the opportunity to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, which we sometimes refer to as our Say-on-Pay Vote.
Frequency of Say-on-Pay Vote	•	We are recommending to our stockholders that future advisory votes on the compensation of our Named Executive Officers should occur every year.

Corporate Governance Principles

Pursuant to Delaware law and our bylaws, our business, property and affairs are managed under the direction of our Board of Directors. Thus, our Board is the ultimate decision-making body of our Company, except with respect to those matters reserved for the stockholders.

Our Board selects the senior management team, which is charged with the day-to-day operations of our business. Members of our Board are kept informed of our business through discussions with our Chief Executive Officer and other senior management personnel, including by attending brand sales meetings and industry events, by reviewing materials requested by them or otherwise provided to them, and by participating in periodic informal telephonic meetings, as well as formal meetings of our Board and its committees. Having selected the senior management team, our Board acts as an advisor and counselor to senior management, monitors its performance and proposes or makes changes to the senior management team when it deems necessary or appropriate.

Board of Directors Meetings

For fiscal year 2017, each of the directors attended at least 75% of the meetings of our Board and the meetings of the committees of our Board on which he or she served. Time is scheduled for our independent directors to meet in an executive session at every Board meeting.

Our Corporate Governance Guidelines state that directors are expected to attend each of our annual meetings of stockholders. The majority of the members of the then Board of Directors attended the 2016 Annual Meeting of Stockholders held in September 2016.

Director Independence

Our Corporate Governance Guidelines, as well as applicable NYSE rules, require that our Board be comprised of a majority of directors who satisfy the criteria for independence set forth in the NYSE rules. These guidelines help ensure that the interests of our Board and management are aligned with the interests of our stockholders, and that we are in compliance with applicable securities exchange rules and regulatory requirements. An independent director is one who our Board affirmatively determines has no material relationship with our Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with our Company) and otherwise meets the requirements of the NYSE rules.

Based on the director independence requirements set forth in our Corporate Governance Guidelines, as well as in the applicable NYSE rules, our Board has determined that each of our directors, other than Mr. Powers, is an “independent director.” Accordingly, each of the following directors is an “independent director": Karyn O. Barsa, Nelson C. Chan, Michael F. Devine, III, John M. Gibbons, John G. Perenchio, James Quinn, Lauri M. Shanahan and Bonita C. Stewart. In addition, all members of each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meet the independence standards set forth in the SEC and NYSE rules, as applicable.

Independent Directors Karyn O. Barsa Nelson C. Chan Michael F. Devine, III John M. Gibbons John G. Perenchio James Quinn Lauri M. Shanahan Bonita C. Stewart

Board Leadership Structure

We employed a leadership structure utilizing a combined Chairman of the Board of Directors and Chief Executive Officer, together with a strong Lead Independent Director for many years. The Board believes it is important to maintain flexibility in its Board leadership structure, depending on our Company’s needs at the time, but also firmly supports having an “independent director” in a Board leadership position at all times. In 2016, we separated the Chairman of the Board of Directors and Chief Executive Officer roles. This allows our Chief Executive Officer to focus on the day-to-day operation and management of our Company, while allowing our Chairman to focus on leading the Board in overseeing the interests of our Company and its stockholders. Until his appointment as our Chairman in September 2017, Mr. Gibbons served as our Lead Independent Director.

Board Committees

Our Board of Directors has three committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee. Each member of each of the committees is an “independent director” for purposes of the applicable NYSE and SEC rules. Each of our committees has a written charter that describes its purpose, membership, meeting structure and responsibilities. A copy of each committee’s charter is available on our website at www.deckers.com/investors. These charters are reviewed annually by each committee, with any recommended changes approved by our Board. The Audit Committee and Corporate Governance Committee charters were last amended in September 2014. The Compensation Committee charter was amended September 2016.

The primary responsibilities, membership and meeting information for the three committees of our Board are listed below:

AUDIT COMMITTEE
Members:
Michael F. Devine, III (Chair)
Karyn O. Barsa
Nelson C. Chan
Meetings in Fiscal Year 2017: 8
All members of the Audit Committee meet the independence and experience standards required by the NYSE and the SEC.
Ms. Barsa, Mr. Chan and Mr. Devine have been determined by our Board to be “audit committee financial experts”, per SEC regulations.

•	Oversees management’s conduct of, and the integrity of, our financial reporting to any governmental or regulatory body, stockholders, other uses of Company financial reports and the public.
•

Oversees the qualifications, engagement, compensation, independence and performance of the registered public accounting firm that audits the annual financial statements of our Company and reviews the quarterly reportings and any other registered public accounting firm engaged to prepare or issue an audit report or to perform other audit, review or attest services for our Company.

•	Oversees our legal and regulatory compliance.
•	Oversees the performance of our internal audit function.
•	Oversees the application of our related person transaction policy as established by our Board.
•	Oversees our systems of internal control over financial reporting and disclosure controls and procedures.
•	Oversees the application of our code of business conduct and ethics as established by our Board.

COMPENSATION COMMITTEE
Members:
Lauri M. Shanahan (Chair)
Karyn O. Barsa
Michael F. Devine, III
John G. Perenchio
Meetings in Fiscal Year 2017: 6
All members of the Compensation Committee meet the independence standards required by the NYSE and the SEC.

•	Oversees the design of our executive compensation programs.
•	Reviews and approves Company and individual goals and objectives relevant to compensation of our Executive Officers.
•	Evaluates the performance of our Executive Officers in light of those goals and objectives.
•	Determines and approves the compensation level of our Executive Officers based on this evaluation, including each element of compensation.
•

Makes recommendations to our Board regarding any action that is required by law or regulation to be submitted to our stockholders for approval with respect to incentive-compensation plans and equity-based plans.

•	Administers the Company’s equity-based plan, and approves or delegates authority to approve individual award grants under those plans or recommends award grants to our Board for approval.
•	Produces an annual report on executive compensation for inclusion in our Company’s annual report or proxy statement for our annual meeting of stockholders.

CORPORATE GOVERNANCE COMMITTEE
Members:
James Quinn (Chair)
John G. Perenchio
Bonita C. Stewart
Meetings in Fiscal Year 2017: 6
All members of the Corporate Governance Committee meet the independence standards required by the NYSE.

•	Develops and recommends to our Board a set of Corporate Governance Guidelines applicable to our Company.
•	Identifies individuals qualified to become directors, consistent with criteria specified in the Corporate Governance Guidelines.
•	Recommends to our Board the qualified director nominees to be selected by our Board.
•	Recommends to our Board membership of our Board committees.
•

Ensures that our Certificate of Incorporation and bylaws are structured in a manner that best serves our practices and objectives and recommends to our Board amendments for consideration by our Board and/or our stockholders, as appropriate.

•	Oversees the evaluation of management, our Board and Board committees.
•	Oversees and approves the management continuity planning process.
•	Reviews and evaluates the development and succession plan relating to the Chief Executive Officer and our Company’s other executive officers.

Nominating Procedures and Criteria

Among its functions, the Corporate Governance Committee considers and approves nominees for election to our Board. In addition to the candidates proposed by our Board or identified by the Corporate Governance Committee, the Committee considers candidates for director proposed by our stockholders, provided such recommendations are made in accordance with the procedures set forth in our bylaws. Stockholder nominations that meet the criteria outlined below will receive the same consideration as the Corporate Governance Committee’s nominees.

Essential criteria for all candidates considered by the Corporate Governance Committee are discussed in the section of this Proxy Statement titled "Qualifications for All Directors". In evaluating candidates for certain Board positions, the Committee also evaluates additional criteria, as reflected in the section of this Proxy Statement titled "Specific Qualifications, Attributes, Skills and Experience to be Represented on our Board of Directors".

In selecting nominees for our Board, the Corporate Governance Committee evaluates the general criteria set forth above, identifies the specialized criteria for which the Committee has determined there is a need, and considers the candidate’s ability to contribute to the success of our Company. In evaluating an existing director for re-election, the Corporate Governance Committee considers a variety of factors, including attendance at Board and committee meetings, independence, previous performance, length of service on our Board, and experience, skills, and contributions brought to our Board.

The director nominees for the Annual Meeting have been recommended by the Corporate Governance Committee, as well as our full Board of Directors.

Management Succession

Our Corporate Governance Committee, pursuant to its charter, is responsible for overseeing the management continuity planning process. As part of that responsibility, the Committee reviews and evaluates the development and succession plan relating to the Chief Executive Officer and our Company’s other executive officers.

Pursuant to our Corporate Governance Guidelines, the Corporate Governance Committee provides an annual report to our Board on emergency and expected Chief Executive Officer succession planning. Through this process, our Board works with the Corporate Governance Committee to nominate and evaluate potential successors to the Chief Executive Officer. The Chief Executive Officer provides the Corporate Governance Committee with recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

The Corporate Governance Committee regularly considers the competencies necessary for our Chief Executive Officer to support our strategies for long-term success. In light of our required Chief Executive Officer competencies and the particular skills possessed by Mr. Powers as evaluated by the Corporate Governance Committee, the Corporate Governance Committee recommended to our Board that Mr. Powers be elevated to the role of Chief Executive Officer following the retirement of Mr. Martinez.

Board Role in Risk Oversight

While risk management is primarily the responsibility of our management, our Board is responsible for the overall supervision of our business, an important element of which is supervision of our risk management activities. Our Board delegates many of these functions to the Audit Committee. Under its charter, the Audit Committee is responsible for:

•

reviewing and discussing with management, the highest ranking manager of internal audit and the independent registered public accounting firm our financial risk exposures and assessing the policies and processes management has implemented to monitor and control such exposure;

•

assisting our Board in fulfilling its oversight responsibilities regarding our policies and processes with respect to risk assessment and risk management, including any significant non-financial risk exposures;

•	reviewing our annual disclosures concerning the role of our Board in the risk oversight of our Company, such as how our Board administers its oversight function; and
•	overseeing our internal audit function.

In addition to the Audit Committee’s work in overseeing risk management, our full Board of Directors regularly engages in discussions of the most significant risks that we face and how these risks are being managed, and our Board receives reports on risk management from the Chairman of our Audit Committee.

Our legal and internal audit executives report directly to the Audit Committee regarding material risks to our business, among other matters, and the Audit Committee meets in executive sessions with the internal audit executive and with representatives of our independent registered public accounting firm. The Chairman of our Audit Committee reports to the full Board of Directors regarding material risks as deemed appropriate. Every Board meeting agenda provides for a discussion of risk management. In addition to the responsibilities undertaken by the Audit Committee, the other Board committees have oversight of specific risk areas, consistent with the committees’ charters and responsibilities. For example, the Compensation Committee oversees the design of our executive compensation program so as to mitigate compensation-related risk and our Corporate Governance Committee develops our Corporate Governance Guidelines to establish appropriate governance practices.

Communications with Directors

Stockholders and other interested parties may communicate with the Chairman of our Board, the Chairman of any Board Committee, or with our independent directors as a group, by writing to any such person or group. Communications should be sent to the following address:

Deckers Outdoor Corporation
Attn: Corporate Secretary
250 Coromar Drive
Goleta, California 93117

Communications are distributed to our Board, or to any individual director, depending on the facts and circumstances described in the communication. In that regard, our Board has requested that certain items that are unrelated to the duties and responsibilities of our Board should be excluded, including the following: junk mail and mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal, or similarly unsuitable will not be distributed, except that any communication that is not distributed will be made available to any director upon request.

Code of Ethics and Accounting and Finance Code of Ethics

Our Board has adopted a Code of Ethics to assist our officers, directors and other employees in complying with the law and maintaining the highest standards of ethical conduct. All of our officers, directors and employees must carry out their duties in accordance with the policies set forth in the Code of Ethics and with applicable laws and regulations. The Code of Ethics complies with the requirements set forth in applicable NYSE rules.

Our Board has also adopted a separate Accounting and Finance Code of Ethics which focuses on the financial reporting process and applies to our Chief Executive Officer, Chief Financial Officer and Corporate Controller (and other employees serving similar functions). The Accounting and Finance Code of Ethics is intended to qualify as a “code of ethics” under applicable SEC regulations.

Our Code of Ethics and our Accounting and Finance Code of Ethics are available on our website at www.deckers.com/investors. To the extent required by law, any amendments to or waivers from, any provision of the Code of Ethics or the Accounting and Finance Code of Ethics will be promptly disclosed publicly on our website.

EXECUTIVE OFFICERS

Each of our executive officers serves at the discretion of our Board. Important summary information about our current executive officers is set forth in the table below, followed by certain biographical information about each officer. Ages are as of September 15, 2017.

EXECUTIVE OFFICER	AGE	POSITION

David Powers	51	Chief Executive Officer, President and Director

Thomas A. George	62	Chief Financial Officer

David E. Lafitte	53	Chief Operating Officer

Stefano Caroti	54	President of Omni-Channel

Andrea O’Donnell	49	President of Fashion Lifestyle

DAVID POWERS
Age: 51
Position: Chief Executive Officer, President and Director

Mr. Powers was appointed Chief Executive Officer in June 2016 and joined our Board at that time. Mr. Powers joined our Company as President of Direct-to-Consumer in August 2012. He was appointed President of Omni-Channel in January 2014 and was appointed President in March 2015. Mr. Powers has over 20 years of experience in merchandising, product and marketing development, and leading global Direct-to-Consumer operations and wholesale businesses. Prior to joining us, Mr. Powers served 4 years as Vice President of Global Direct-to-Consumer at Converse Inc. where he oversaw owned and distributor Direct-to-Consumer as part of the Nike retail leadership team. Mr. Powers also held several executive leadership roles at The Timberland Company, including Worldwide General Merchandising Manager and Senior Director European Retail, where he led worldwide retail merchandising, marketing, visual and store design, and oversaw European Retail Operations. Prior to this, Mr. Powers spent 10 years at The Gap Inc., where he held multiple senior management titles, including Global Divisional Merchandise Manager for the boy’s division. Mr. Powers graduated cum laude from Northeastern University with a B.S. in Marketing.

THOMAS A. GEORGE
Age: 62
Position: Chief Financial Officer

Mr. George was appointed Chief Financial Officer in September 2009. He has over 39 years of experience in corporate finance and accounting, having served in a number of senior level positions at both public and private companies. From February 2005 to September 2009, Mr. George was Chief Financial Officer of Ophthonix, Inc., a private technology company. Prior to Ophthonix, Inc., from October 1997 to February 2005, Mr. George was the Chief Financial Officer of Oakley, Inc., now a division of Luxottica Group S.p.A., a publicly-held global consumer products brand with wholesale and retail distribution of multiple product categories including sunglasses and prescription eyewear, apparel, footwear, watches and electronics. Prior to Oakley, Inc., from December 1987 to October 1997, Mr. George was the Senior Vice President and Chief Financial Officer of REMEC, Inc., a public technology company. Mr. George has also served as Corporate Controller and Manager of Financial Planning for other public technology firms. He began his career at Coopers & Lybrand, where he was a Certified Public Accountant. He received a B.S. in Business Administration from the University of Southern California.

DAVID E. LAFITTE
Age: 53
Position: Chief Operating Officer

Mr. Lafitte was appointed Chief Operating Officer in February 2015. From 2012 to January 2015, he was outside General Counsel for our Company. Prior to joining our Company, Mr. Lafitte was a shareholder with the law firm Stradling Yocca Carlson & Rauth, P.C., where he was a member of the firm’s board of directors and executive committee, and had been advising our Company since 2006. He received a B.A. from the University of Colorado and a J.D. from Tulane University.

STEFANO CAROTI
Age: 54
Position: President of Omni-Channel

Mr. Caroti was appointed President of Omni-Channel in November 2015. He has over 30 years of industry experience in general management, sales, retail, product, marketing, business strategy and brand management. Prior to joining our Company, Mr. Caroti was the Chief Commercial Officer and Managing Director at PUMA SE, from August 2008 to December 2014, where he was responsible for PUMA SE’s global Wholesale and Retail and E-commerce divisions and PUMA’s geographic operating regions. He held a number of senior executive positions at Nike, Inc. in general management, sales, product, marketing and during his term as Vice President of EMEA Commerce, he was responsible for the entire Wholesale, Retail and E-commerce business in the EMEA region. He received a BA with honors from Middlebury College.

ANDREA O’DONNELL
Age: 49
Position: President of Fashion Lifestyle

Ms. O’Donnell was appointed President of Fashion Lifestyle in April 2016. Ms. O’Donnell has over 20 years of experience in the retail industry and is well versed in operating in complex international markets. She has a background in strategic planning, merchandising and marketing, as well as experience in emerging markets and customer relationship management. Over the course of her career, she has held leadership positions with prominent international retailers. Ms. O’Donnell was with DFS Group Limited prior to joining our Company, where she served as President of Global Merchandising. From 2012 to 2014, she was with Lane Crawford, where she was responsible for Merchandising, Marketing, CRM and store planning across the Asia Pacific Region. She was the Commercial Director at John Lewis from April 2004 to August 2012, responsible for online sales and strategy for Omni-Channel. She was the Merchandising Planning Director at Hacket London from September 2002 to April 2004, and prior to that was Head of Merchandising Planning at Jaeger and Debenhams. She holds an Executive MBA from the London School of Business.

COMPENSATION DISCUSSION AND ANALYSIS

In this section we discuss the compensation programs applicable to our Named Executive Officers, or NEOs. This discussion is divided into the following parts:

•	Executive Summary
•	Compensation Philosophy and Objectives
•	Compensation Consultant and Peer Group
•	Elements of Fiscal Year 2017 Executive Compensation Program
•	Other Compensation-Related Topics

Please also review the various compensation tables, including the Summary Compensation Table, and the related footnotes that follow this section, as they provide information critical to an understanding of our executive compensation program.

As previously publicly announced, we are driving toward an improvement in profitability in our long-range plan and expect that our executives will drive to a 13% operating margin by the end of fiscal year 2020.

We have effectively and consistently tied our compensation program to our strategic and business objectives, and have evolved our program over time to emphasize profitability which reflects reflect our long-range business and strategic plan, as well as input from our stockholders.

Alignment of Compensation Program with Strategic and Business Objective

Compensation Element	FY 2017		FY 2018

Annual Cash Incentive Awards	•	Utilized a mix of both revenue and operating income metrics to drive growth while still requiring profitability discipline.	•	Focus on core profitability metrics for all executives, with revenue metrics tailored to specific business units for certain executives.
	•	Due to our strong pay-for-performance design, no cash incentive payments were made to our executives.	•	Maintain our strong pay-for-performance track record through meaningful performance gates and targets derived from our long-range business and strategic plan.

Equity Awards	•	Changed from performance-based RSUs to performance stock options for LTIP awards to directly align the interests of our executives with our stockholders under volatile market conditions.	•	Continue to use performance stock options and Pre-Tax Income performance metric for LTIP awards.
	•	Changed performance conditions for LTIP awards from consolidated EBITDA and Revenue to Pre-Tax Income to focus our executives on driving profitability.	•	By tying LTIP equity awards to Pre-Tax Income, we reward achievement of our profitability goals.

EXECUTIVE SUMMARY

Named Executive Officers

The following table sets forth our NEOs, the current positions they hold and the dates they were appointed to those positions:

NAMED EXECUTIVE OFFICER	CURRENT POSITION AND DATE APPOINTED

David Powers	•	Chief Executive Officer and Director—June 2016
	•	President—March 2015

Thomas A. George	•	Chief Financial Officer—September 2009

David E. Lafitte	•	Chief Operating Officer—February 2015

Stefano Caroti	•	President of Omni-Channel—November 2015

Andrea O’Donnell	•	President of Fashion Lifestyle—April 2016

Angel R. Martinez	•	Retired as Chief Executive Officer—May 2016

Ongoing Business Transformation

Over the past few years, we have undertaken a strategic transformation of our business, and in turn, our executive leadership team and organizational structure, to effectively position ourselves to compete in a rapidly-evolving retail environment. Our overarching executive compensation objectives are to effectively align our compensation program design to our business strategy, and to attract, develop and retain executives with the background and experience required to lead us forward and provide the best opportunity to achieve sustained growth and profitability. This goal is difficult to accomplish for any business, but it can be particularly complicated when facing challenging and volatile industry and business dynamics.

As of a result of our ongoing transformation efforts, we have a number of key leadership team members who are relatively new to their current roles. At the beginning of fiscal year 2017, we promoted David Powers to be our Chief Executive Officer, in addition to serving as our President. Mr. Powers is a seasoned footwear and retail executive with extensive experience building and transforming organizations. In fiscal year 2016, Stefano Caroti joined our Company as President of Omni-Channel. Mr. Caroti has extensive industry experience in sales, retail, product, marketing, business strategy and brand management. In fiscal year 2017, Andrea O’Donnell joined our Company as President of Fashion Lifestyle. Ms. O’Donnell has a background in strategic planning, merchandising and marketing, and is well versed in operating in complex international markets. We have also made other changes within our executive leadership team and broader organization over the past few years.

To understand the design of our executive compensation program, it is important to consider our guiding compensation objectives in the context of our evolving business and management team transition. For fiscal year 2017, the Compensation Committee, which we refer to as the Committee for purposes of this section, focused on attracting, developing and retaining our executive team while incentivizing them to focus on building long-term value for stockholders. These considerations, along with a review of peer group and industry practices, resulted in a portion of our equity awards for fiscal year 2017 being issued in the form of awards that vest solely based on the achievement of time-based targets, as well as the issuance of certain additional discretionary awards in connection with promotions and new hires that also have time-based vesting targets.

Stockholder Engagement

We remain committed to enhancing and expanding our stockholder outreach efforts, including by proactively soliciting and incorporating stockholder feedback on the design and effectiveness of our executive compensation program. For example, in early 2017, we reached out to investors holding over 60% of our shares to discuss their views and any concerns regarding our compensation philosophy and program. Members of our management team and, in most cases, the Chair of the Compensation Committee, conducted meetings and conference calls with those investors that responded to our outreach efforts (representing 47% of our shares) in order to understand stockholders’ perspectives regarding our current compensation practices and solicit specific feedback on current and potential design elements and practices.

During these conversations, we reviewed our business strategies and performance, discussed our executive compensation program design, reviewed our corporate governance initiatives, previewed potential changes to our executive compensation program, and provided responses to specific concerns raised by proxy advisory groups. Our stockholder engagement efforts have also included direct discussions with representatives of certain proxy advisory groups, as they represent the interests of, and may influence the voting decisions of, many of our stockholders.

These actions were motivated in large part by the results of our “Say-on-Pay” vote at our 2016 Annual Stockholder Meeting, which reflected that 67% of the votes cast were voted “for” our executive compensation program, a marked and unexpected decline from the 95% approval the prior year. While the vote reflects overall continued stockholder support of our executive compensation philosophy, our Board acknowledged a need for greater stockholder engagement as a means to seek feedback, offer our perspective and rationale, and improve stockholder support for our executive compensation program.

The Compensation Committee believes that ongoing, transparent communication with our stockholders is critical to our long-term success, and that the feedback received through our stockholder engagement efforts will continue to contribute to the evolution and enhancement of our executive compensation program. The Compensation Committee considers stockholder engagement to be an important part of its decision-making process and plans to continue proactive outreach efforts going forward.

In response to feedback from our stockholders and proxy advisory groups during these outreach efforts, we have made a number of significant changes to our executive compensation program during fiscal year 2017, and have continued to evolve our compensation program for fiscal year 2018.

Principal Changes to Compensation Program During Fiscal Year 2017

The following table sets forth the principal changes made to our executive compensation program during fiscal year 2017, including those due to input from our stockholders:

NEW PRACTICE FOR 2017		HISTORICAL PRACTICE		UNDERLYING PHILOSOPHY/ ADDITIONAL CONSIDERATIONS

•	Change from performance-based restricted stock units, or RSUs, to performance stock options for long-term incentive plan, or LTIP, awards.	•	Historically, the Committee issued our LTIP awards in the form of performance-based RSUs.	•

Better aligns the interests of our executives with those of our stockholders given challenging industry dynamics and highly variable peer group performance; awards granted with an exercise price equal to fair market value on the grant date and only have value to the extent Company performance condition is met and the value of our common stock increases.

•

The correlation in value realization is not as direct with “full value” awards such as RSUs that can vest based on the achievement of Company performance conditions that do not necessarily lead to a higher stock price or result in favorable performance relative to peer group companies.

•	Change mix of performance-based and time-based equity awards.	•	For fiscal year 2016, substantially all equity awards vested based on achievement of Company performance conditions.	•

Based on review of peer group and broader market data, issued equity awards that vest as to 80% of the awards based on the achievement of Company performance conditions to ensure alignment with our pay-for-performance philosophy, and vest as to 20% of the awards based on the achievement of time-based vesting targets to attract and retain executives.

				•	100% of the equity awards granted during fiscal year 2017 were subject to a minimum three-year vesting period in order to promote retention of our executives.

•	Change in performance conditions for LTIP awards.	•	For fiscal year 2016, the performance conditions for the LTIP awards was consolidated EBITDA and Revenue.	•

Selecting the appropriate performance conditions for performance-based awards is critical for motivating our executives, aligning their interests with those of our stockholders and advancing our pay-for-performance philosophy.

•

For fiscal year 2017, we relied on “Pre-Tax Income” for fiscal year 2019 as the performance condition for the LTIP awards given our continued focus on profitability, margin improvement, inventory control, cost savings, and restructuring.

•	Eliminate overlap in performance conditions.	•	For fiscal year 2016, Revenue was used as a performance metric for our annual cash incentives and LTIP awards.	•

Performance goals should involve multiple performance conditions to ensure our compensation programs are encouraging healthy and sustained growth across our business, while eliminating excessive overlap between the goals.

				•	This approach further reduces the risk associated with our compensation programs as it de-emphasizes the impact of any one performance metric.

Continued Evolution of our Compensation Program

The following table sets forth information about the continued evolution of our compensation program for fiscal year 2018:

EVOLVING PRACTICE		HISTORICAL CONTEXT		UNDERLYING PHILOSOPHY/ ADDITIONAL CONSIDERATIONS

•	Move toward a median pay philosophy.	•	During past several years, we have benchmarked executive compensation to the 60th to 75th percentile compared to peer group.	•

We considered a number of factors, including feedback from our stockholders, as well as from certain proxy advisory groups, indicating that our historical practice of benchmarking above the median was viewed as an unfavorable component of our executive compensation program.

•

We have actively begun to reformulate our compensation program commencing with fiscal year 2018, such that we expect to benchmark our executives’ target total direct compensation at the median compared to peer group companies.

•	Continued focus on executive retention.	•	Retention of executives can be difficult especially where executives have achieved actual pay that is lower than target pay over multiple years.	•

While we seek to develop our executive compensation program so that it closely aligns with our pay-for-performance philosophy, we recognize that this objective must complement other important objectives including the retention of executives, particularly in times of management transition and challenging industry and business dynamics.

•

For fiscal year 2018, we again granted a portion of equity awards that vest solely based on the achievement of time-based targets, which promote executive retention because they vest over a long-term service period and are not correlated with Company performance conditions. However, the majority of awards granted are expected to have performance-based vesting conditions.

•	Change in equity award vesting provisions.	•	Our awards have historically provided for accelerated vesting upon a change of control where the transaction was not approved by our Board.	•	Certain proxy advisory groups have viewed our vesting provisions as an unfavorable component of our executive compensation program.
•

Following a dialogue with representatives of the proxy advisory groups, we elected to remove these provisions from our equity award agreements commencing with the awards granted during fiscal year 2018.

Overview of our Fiscal Year 2017 Compensation Structure

PHILOSOPHY	CONSIDERATIONS	PERFORMANCE CONDITIONS / VESTING PROVISIONS	2017 PAY-FOR- PERFORMANCE RESULTS

BASE SALARY Guaranteed • Cash

• Attract and Retain Executives	• Balance the level of guaranteed pay with at-risk pay to properly manage our compensation-related risk.	• No specific vesting conditions associated with payment.	• Past performance is considered in evaluating any increase in base salary.

MANAGEMENT INCENTIVE PLAN (2017 Annual Cash Incentive Awards) At-Risk • Performance-Based (Short-Term Criteria) • Cash

• Pay for Performance • Reward Achievement • Align Interests with Stockholders • Attract and Retain Executives	• Use threshold, target and maximum award levels related to Company performance conditions to strike appropriate balance between compensation incentives and risks.	• Target bonus set as percentage of base salary.	• Fiscal year 2017 consolidated revenue and operating income gates were not achieved and therefore no cash incentive payments were made.

•    Actual bonus payout is based on achievement of fiscal year 2017 consolidated revenue and consolidated operating income (and, for certain executives, business unit revenue and business unit operating income).

ANNUAL PERFORMANCE-BASED RESTRICTED STOCK UNITS (2017 Annual PSUs) At-Risk • Performance-Based (Short-Term Criteria) + Time-Based (Long-Term Vesting) • 20% of Equity Compensation

• Pay for Performance • Reward Achievement • Align Interests with Stockholders • Attract and Retain Executives	• Use threshold and target award levels related to Company performance conditions to strike appropriate balance between compensation incentives and risks.	• Vest subject to achievement of a pre-established EPS target for fiscal year 2017, the year in which they were granted.	• Fiscal year 2017 EPS threshold was not achieved, and therefore, the awards were not earned.
• If performance conditions are met, awards vest based on continued employment in three equal installments over three years.

PHILOSOPHY	CONSIDERATIONS	PERFORMANCE CONDITIONS / VESTING PROVISIONS	2017 PAY-FOR- PERFORMANCE RESULTS

ANNUAL TIME-BASED RESTRICTED STOCK UNITS (2017 Time-Based RSUs) At-Risk • Time-Based (Long-Term Vesting) • 20% of Equity Compensation

• Attract and Retain • Align Interests with Stockholders

•    Balance the level of performance-based pay with time-based pay to more closely align with peer group practices, properly manage our compensation-related risk and align better with peer group practices.

		• Awards vest based on continued employment in three equal installments over three years commencing August 15, 2017.	• Not applicable.
• Provide awards that vest solely based on continued employment to emphasize the retention of our executives.

LONG-TERM PERFORMANCE STOCK OPTIONS (2017 LTIP NQSOs) At-Risk • Performance-Based (Long-Term Criteria and Vesting) • 60% of Equity Compensation

• Align Interests with Stockholders • Pay for Performance • Reward Achievement • Attract and Retain Executives	• Pre-Tax Income supports our focus on profitability as a key business driver.	• Vesting occurs only if pre-established Pre-Tax Income target for fiscal year 2019 is achieved.	• As of the date of this Proxy Statement, we consider the 2017 LTIP NQSOs to be probable of vesting.
	• Granted with an exercise price equal to fair market value on the grant date, and only have value to the extent the price of our common stock increases.	• Once it is determined that the target has been met, awards will vest in full; no vesting for achievement of a lower threshold amount and no time-based vesting.

DISCRETIONARY RESTRICTED STOCK UNITS (2017 Discretionary RSUs) At-Risk • Time-Based (Long-Term Vesting) • Individual

• Attract and Retain Executives • Align Interests with Stockholders	• Primarily used for hiring and promotional needs and other unique circumstances.	• Awards vest based on continued employment in three equal installments over three years commencing August 15, 2017.	• Not applicable.
• Balance the level of performance-based pay with time-based pay to properly manage our compensation-related risk.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Committee has overall responsibility for reviewing and approving the compensation philosophy, policies and programs applicable to our executive officers. Pursuant to the Charter of the Compensation Committee, the Committee is specifically tasked with approving our compensation strategy to ensure that our executive officers are rewarded appropriately for their contributions to our growth and profitability, and that our executive compensation strategy supports our objectives and the interests of our stockholders. In doing so, the Committee also endeavors to ensure our executive compensation program is competitive and consistent with market conditions in order to attract and retain executives critical to our long-term success.

Guiding Principles of our Compensation Philosophy

When reviewing and approving our executive compensation program, the Committee is guided by the following four principles:

ATTRACT AND RETAIN EXECUTIVES		PAY-FOR-PERFORMANCE
•	Attract key executives with the proper background and experience required to lead the organization forward, as well as to provide us the best opportunity to achieve sustained growth and profitability.	•	Offer a significant portion of total direct compensation opportunity in the form of performance-based compensation that is at-risk instead of guaranteed.
•	Retain our knowledgeable and talented executives by offering compensation that is competitive in the marketplace.	•	Ensure performance-based compensation is directly correlated with the achievement of pre-established Company goals that the Committee believes are important to our long-term success.
REWARD ACHIEVEMENT		ALIGN INTERESTS WITH STOCKHOLDERS
•	Provide meaningful incentives for achieving both short-term and long-term Company financial goals that have been established by the Committee.	•

Align the interests of our executives with those of our stockholders by tying a significant portion of target total direct compensation to financial performance that the Committee believes is likely to result in the creation of long-term stockholder value.

•	Ensure that the financial goals are appropriate for each executive officer given their respective titles, scope of responsibilities, and objectives.	•	Ensure that a portion of the total direct compensation is directly correlated to total stockholder return by issuing awards that increase in value as our stock price increases.

Principal Changes to Compensation Program During Fiscal Year 2017

In carrying out its responsibilities during fiscal year 2017, including outreach to our stockholders, the Committee approved a number of significant changes to our executive compensation program as follows:

Change from Restricted Stock Units to Non-Qualified Stock Options for Long-Term Incentive Plan Award

Historically, the Committee has issued our LTIP awards in the form of RSUs. For fiscal year 2017, the Committee elected to issue the LTIP component of our executive compensation program in the form of 2017 LTIP NQSOs, which have a Company performance-based vesting condition. In keeping with our compensation philosophy, we believe the shift to 2017 LTIP NQSOs better aligns the interests of our executives with those of our stockholders, given current industry volatility and business dynamics and the significant variance among the performance of our peer group. Awards are granted with an exercise price equal to fair market value on the grant date and only have value to the recipient to the extent the performance condition is met and the value of our common stock increases. The Committee believes this correlation in value realization is not as direct when an executive receives “full value” awards such as RSUs in the current environment, since those awards can vest based on the achievement of performance conditions that do not necessarily lead to a higher stock price or compare favorably to our peer group.

Change Mix of Performance-Based and Time-Based Equity Awards

Our compensation program is largely designed to incentivize executives to focus on building long-term value for stockholders, while at the same time acknowledging that it is imperative to retain our executives, particularly during times of strategic transformation, management transition, current industry volatility and business dynamics, and uncertain financial performance. In light of these important objectives, for fiscal year 2017, the Committee elected to issue 20% of the total awards based on the achievement of time-based vesting targets to further promote the retention of our executives. The remaining 80% of the awards continue to be based on the achievement of Company performance conditions to ensure alignment with our pay-for-performance philosophy. The change was also made to more closely align our equity award practices with peer group data, which reflects that many members of our Peer Group (as defined below) issue time-based awards, in some cases with respect to a much larger portion of an executive’s total equity award opportunity. Notably, while a portion of the performance-based equity awards (the 2017 Annual PSUs) had a one-year performance condition, if the performance condition had been met, those awards would have vested over a three-year period, thereby ensuring that all of our equity awards granted during fiscal year 2017 had a long-range focus.

Modify the Performance Metrics for Long-Term Incentive Plan Award

The Committee believes that choosing the right performance metrics for performance-based awards is critical for properly motivating our executives, aligning their interests with those of our stockholders and advancing our pay-for-performance philosophy. In particular, it is crucial that the performance metrics be reconsidered each year as our business strategy and market evolve to ensure they provide the appropriate barometer of our growth and success, and motivate the achievement of our objectives in line with how we currently view the business. To this end, for fiscal year 2017, the Committee established Pre-Tax Income for fiscal year 2019 as the performance metric for the LTIP awards given our continued focus on profitability, margin improvement, inventory control, cost savings, and restructuring. In keeping with our past practice, when assessing our achievement with respect to this performance metric, the Committee has discretion to adjust for certain non-recurring expense or income items, including those relating to restructuring activities and retail store closures.

Eliminate Overlap in Performance Metrics

Our pay-for-performance philosophy requires that we offer performance-based compensation that is correlated with the achievement of pre-established Company goals that the Committee believes are important to our long-term success. We believe it is important that these goals be set with respect to multiple performance metrics to ensure our compensation programs are encouraging healthy and sustained growth and profitability across our business. For fiscal year 2017, in establishing the performance metrics for the various components of our executive compensation program, the Committee adopted several discrete performance metrics, including consolidated revenue, consolidated operating income, pre-tax income and earnings per share, while at the same time eliminating some of the redundancy in performance conditions that existed in prior years. The Committee believes this approach further reduces the risk associated with our compensation programs.

Continued Evolution of our Compensation Program

In discharging its responsibility to ensure that our executive compensation strategy continues to support our objectives and the interests of our stockholders, the Committee regularly solicits input from our stockholders, assesses our compensation program and implements changes to our compensation policies, including the following:

Move Toward a Median Pay Philosophy

During the past several years, we have openly disclosed the Committee’s objective to benchmark our executives’ target total compensation to the 60th to 75th percentile compared to our Peer Group. This benchmarking was typically performed with respect to both target total direct compensation, as well as each individual component of compensation. The principal rationale for adopting this approach was that the Committee was generally willing to provide compensation above the median, because it required aspirational (above median) performance in order to justify the larger compensation opportunity. The Committee believed this rationale was consistent with a strong pay-for-performance philosophy.

During fiscal year 2017, the Committee discussed on several occasions whether, from a compensation philosophy standpoint, it continues to be prudent to benchmark our executives’ target total direct compensation at the 60th to 75th percentile compared to our Peer Group, or whether we should instead adopt a “median pay philosophy”, whereby we seek to benchmark our executives’ target total direct compensation at the median compared to our Peer Group. During these discussions, the Committee considered a number of factors, including:

•	current industry volatility and business dynamics that have made it more difficult for us to accurately forecast financial performance;
•

the aspirational performance targets that correlated with our above median pay philosophy have largely not been met over the past several years and performance-based compensation has largely not been paid, which has resulted in concerns around executive retention; and

•	the past several years have been a time of business transformation and resulting management transition for our Company, and several of our executives are relatively new to their current roles.

In addition, the Committee acknowledged that it has received feedback from our stockholders, as well as from certain proxy advisory groups, indicating that the historical practice of benchmarking above the median was viewed as an unfavorable component of our executive compensation program, even though our targets required above-median performance.

In light of these considerations, the Committee has actively begun to reformulate our compensation program, such that we expect to benchmark our executives’ target total direct compensation at the median compared to our Peer Group going forward.

Focus on Executive Retention

While we seek to develop our executive compensation program so that it closely aligns with our pay-for-performance philosophy, the Committee recognizes that this objective must complement other important objectives, including the retention of our executives. A guiding objective of our executive compensation philosophy is to attract, develop and retain executives that are critical to our long-term success by offering compensation that is competitive in the market. The retention of talented executives is a challenge for any business, but it can be extraordinarily difficult in times of business transformation, management transition, industry volatility, and uncertain financial performance, all of which have occurred over the past several years. In addition, executive retention can be made more difficult where executives have achieved actual pay that is significantly lower than target pay and/or lower than the pay of executives working for members of our Peer Group over a prolonged period of time.

In light of these concerns, and to further promote the retention of our executives, for fiscal year 2018 the Committee has again approved the issuance of 20% of the equity awards in the form of awards that vest based on the achievement of long-term time-based targets. However, 80% of the equity awards granted for fiscal year 2018 will continue to be based on the achievement of Company performance conditions to align with our pay-for-performance philosophy. The Committee continues to assess the proper balance between focusing on the attraction and retention of our executives and following a strong pay-for-performance philosophy.

Change in Equity Award Vesting Provisions

Our equity awards have historically included vesting provisions whereby awards would become subject to accelerated vesting in the event that (1) an awardee’s employment was terminated for specified reasons within a certain time period prior to or following a change of control transaction, or (2) the acquiring company in the change of control did not agree to assume or substitute the equity awards with awards of comparable value. Additionally, these equity awards typically provided for accelerated vesting of the awards upon a change of control where the transaction was not approved by a majority of our Board, regardless of whether the awards were assumed or substituted, or employment was terminated. Certain proxy advisory groups have viewed these additional vesting provisions as an unfavorable component of our executive compensation program. Following a dialogue with representatives of these proxy advisory groups, and after considering the impact of the removal of these additional vesting provisions on our executives, the Committee has elected to remove these additional vesting provisions from our equity award agreements commencing with the awards already granted during fiscal year 2018.

At-Risk Pay vs. Guaranteed Pay

Our executive compensation philosophy requires that a significant portion of an executive’s total direct compensation opportunity be provided in the form of compensation that is at-risk rather than guaranteed. While we offer certain standard compensation elements that provide guaranteed payments, including base salary and limited employee benefits, our executive compensation mix is heavily weighted toward performance-based compensation which significantly limits guaranteed pay. In reviewing our adherence to our executive compensation philosophy, the Committee annually reviews both the amount of, and the mix between, guaranteed pay and at-risk pay and seeks to establish appropriate performance targets for the at-risk pay so as to ensure our performance targets align with our business and strategic objectives, are appropriately challenging to achieve, and mitigate our overall compensation-related risk.

For example, for fiscal year 2017, the guaranteed pay for our Chief Executive Officer and President (reflecting the value of base salary and employee benefits) represented only 20% of his targeted compensation for the year, while the at-risk pay represented 80% of his targeted compensation for the year. Of the 80% that reflects at-risk pay, 68% was provided through performance-based awards (reflecting the value of the 2017 Annual Cash Incentive Awards, 2017 Annual PSUs and 2017 LTIP NQSOs) that only vest upon the achievement of pre-established Company performance metrics, and 12% was provided through time-based awards (reflecting the value of the 2017 Time-Based RSUs) that only vest upon the achievement of long-term time-based vesting targets. The Committee considers the 2017 Time-Based RSUs to be at-risk pay given that the vesting of the awards is conditional upon continued employment over an extended period of time and the value of the awards is subject to fluctuation based on our stock price.

The graphs below illustrate the amount of targeted at-risk pay vs. guaranteed pay for our Chief Executive Officer for fiscal year 2017 and the breakdown of the various components of the compensation program.

Target Pay vs. Realized Pay

Due to the strong pay-for-performance element of our executive compensation program, the amount of pay actually realized by our executives with respect to a given fiscal year is often lower than the target amount of pay. This is primarily due to a combination of factors, including the significant portion of our executives’ total direct compensation opportunity that is at-risk and subject to the achievement of Company performance conditions, the fact that the Committee has historically established aspirational performance conditions that were expected to be difficult to attain, and the challenging business environment in which we operate, which has made it difficult to forecast and achieve specified financial goals.

For purposes of comparing the amount of target pay to realized pay, we consider realized pay to be the sum of all compensation amounts actually earned by or paid to an executive officer with respect to a given fiscal year (e.g., base salary, cash incentive compensation, etc.) plus the value of equity awards granted during the fiscal year taking into account the probability of achieving the relevant vesting conditions as of the end of the fiscal year. Notably, we do not include the value of equity awards granted in a prior fiscal year, even if they vest in the applicable fiscal year.

This formula results in a realized pay calculation that is not necessarily indicative of, and may in some cases significantly overstate, the compensation that the executive officer will actually realize with respect to the fiscal year when looking back after it has been determined whether the vesting conditions have been achieved. We believe our formula provides a useful metric for comparing target pay to realized pay and assessing our alignment with our pay-for-performance philosophy. However, other companies may calculate realized pay in a different manner and it may not be possible to directly compare our realized pay calculations without further analysis.

The following graph demonstrates the relationship between target pay and realized pay for our Chief Executive Officer for the past three fiscal years, including illustrating the following points:

•

Realized pay has been meaningfully lower than target pay in each of the three fiscal years, reflecting our strong pay-for-performance philosophy and actual business results relative to pre-established Company performance targets.

•

Target pay for fiscal year 2017 was significantly lower than in the prior two years, reflecting our ongoing management transition, the recent promotion of our Chief Executive Officer, and our movement toward a median pay philosophy.

•

Realized pay for fiscal year 2017 comprises a greater percentage of target pay than in prior years, which is primarily the result of the grant of the 2017 Time-Based RSUs and 2017 LTIP NQSOs, both of which are treated as realized pay for purposes of the calculation, but which may or may not actually vest and result in value to the executive.

(1)

The value of the “2015 Annual PSUs”, which were earned at 88.9% of target, is included in realized pay for fiscal year 2015. However, the “2015 LTIP RSUs” were not deemed probable to vest and so the value of those awards is not included.

(2)

The “2016 Annual PSUs” were not earned and so the value of those awards is not included in realized pay for fiscal year 2016. In addition, the “2016 LTIP RSUs” were not deemed probable to vest and so the value of those awards is not included.

(3)

The 2017 Annual PSUs were not earned and so the value of those awards is not included in realized pay for fiscal year 2017. However, the 2017 Time-Based RSUs and the 2017 LTIP NQSOs are deemed probable to vest and so the value of those awards is included for fiscal year 2017.

The following table further highlights the principal reasons realized pay for our executives has been significantly lower than target pay for the past three fiscal years:

FISCAL YEAR 2017		FISCAL YEAR 2016		FISCAL YEAR 2015

•	2017 Annual Cash Incentive Awards did not result in the payment of annual cash bonuses.	•	2016 Annual Cash Incentive Awards did not result in the payment of annual cash bonuses.	•	2015 Annual Cash Incentive Awards were earned at only 78.2% of target.

•	2017 Annual PSUs were not earned.	•	2016 Annual PSUs were not earned.	•	2015 Annual PSUs were earned at only 88.9% of target.

		•	2016 LTIP RSUs are not expected to be earned.	•	2015 LTIP RSUs are not expected to be earned.

Other Governance Practices that Strengthen our Philosophy

Our executive compensation program has significant governance components that we believe further strengthen our compensation practices and reduce compensation-related risk, including those summarized in the following table.

COMPENSATION PRACTICE	WHAT WE DO

Independent Compensation Committee	•	The Committee consists entirely of independent directors who meet the independence standards set forth in the applicable SEC and NYSE rules.

Independent Compensation Consultant	•

The Committee has retained, and routinely consults with, an independent compensation consultant who assists the Committee in gathering competitive pay data, selecting our Peer Group, and structuring our executive compensation program.

Risk Assessment	•	The Committee performs an annual review of its charter and the risks related to our compensation practices.

Stock Ownership Guidelines	•	We have adopted stock ownership guidelines for our executive officers and directors, which are reviewed annually.

Clawback Policy	•	We have adopted a Clawback Policy related to our cash and equity incentive awards granted after 2011.

Equity Award Vesting Provisions	•	Our equity awards are subject to “double-trigger” vesting upon a change of control.

No Tax Gross Ups	•	Our Change of Control and Severance Agreements do not contain provisions allowing for excise tax gross up payments.

No Repricing of Awards	•	Our 2015 Plan explicitly prohibits repricing equity awards.

COMPENSATION PRACTICE	WHAT WE DO

No Hedging and Pledging	•	Our Insider Trading Policy specifically prohibits hedging or pledging our shares, and other similar practices.

No Dividends on Unvested Equity Awards	•	Our equity award agreements do not provide for the payment of dividends on unvested awards equity awards.

COMPENSATION CONSULTANT AND PEER GROUP

Compensation Consultant

The Committee receives assessments and advice regarding our compensation practices and philosophy from its independent compensation consultant, Frederic W. Cook & Co., Inc., or FWC. FWC provides information on competitive pay practices and trends in our industry, and makes recommendations regarding the formulation of our Peer Group, as well as the design and structure of our compensation program. While our Company is not obligated to retain an independent compensation consultant, the Committee believes that the use of an independent consultant provides additional assurance that our executive compensation program is competitive, consistent with market conditions, aligned with our business and strategic objectives, and reflective of our compensation philosophy.

In accordance with applicable SEC rules and regulations, the Committee took certain factors, which it believes may affect the independence of a compensation consultant, into consideration when selecting FWC. In particular, at a meeting of the Committee, the Committee discussed:

•	whether any other services had been or were being provided by FWC to our Company;
•	the amount of fees paid by our Company to FWC as a percent of FWC’s total revenues;
•	FWC’s policies and procedures designed to prevent conflicts, a copy of which was provided to the Committee prior to the meeting;
•	FWC’s ownership of our common stock (if any); and
•	any business or personal relationships between FWC and any Committee members or any of our executive officers.

Furthermore, FWC does not provide any additional services to us or our management, other than the services that are provided to the Committee in FWC’s capacity as our compensation consultant. Following the consideration of these factors, and such additional factors as the Committee deemed appropriate under the circumstances, the Committee made an affirmative determination that FWC is independent and unanimously approved the engagement of FWC.

The decision to engage FWC was made by the Committee, and FWC reports directly to the Committee. Our management did not recommend the engagement of FWC in any capacity for fiscal year 2017 and does not direct or oversee the retention or activities of FWC with respect to our executive compensation program.

Peer Group

In making compensation decisions, the Committee compares target total direct compensation, as well as each element of compensation, against a peer group of publicly-traded footwear, apparel and lifestyle brand companies that was recommended by FWC and approved by the Committee, which we collectively refer to as our Peer Group. Our Peer Group is comprised of companies against which the Committee believes our Company competes for executive talent and stockholder investment, that are in related businesses, and are of similar size and market value. Our Peer Group is reviewed and updated at least annually by the Committee. Except for the removal of

Quicksilver, Inc., our Peer Group for fiscal year 2017 was unchanged from fiscal year 2016 and consisted of the following 19 companies:

DECKERS PEER GROUP FOR FISCAL YEAR 2017

•	Kate Spade & Company	•	Carter’s, Inc.	•	Express, Inc.

•	Crocs, Inc.	•	Fossil Group, Inc.	•	The Finish Line, Inc.

•	Skechers U.S.A., Inc.	•	Lululemon Athletica Inc.	•	G-III Apparel Group, Ltd.

•	Steven Madden, Ltd.	•	Guess?, Inc.	•	Columbia Sportswear Company

•	Oxford Industries, Inc.	•	The Buckle, Inc.	•	RH (formerly Restoration Hardware Holdings, Inc.)

•	Under Armour, Inc.	•	Chico’s FAS, Inc.

•	Wolverine World Wide, Inc.	•	DSW Inc.

Peer Group Characteristics

The Committee considers a variety of characteristics when it selects our Peer Group, including the characteristics set forth in the table below.

Use of Peer Group in Setting Executive Compensation

As part of its efforts to ensure that our executive compensation program is competitive and consistent with market conditions, the Committee regularly reviews compensation data from our Peer Group provided by FWC. In addition, in order to gain a broader perspective on overall market trends and practices, the Committee regularly reviews data from broader-based compensation surveys.

Our Peer Group compensation data is used as an initial starting point in making compensation decisions for our executive officers, including with respect to both the target level of total direct compensation and the overall structure of our executive compensation program. However, while our Peer Group compensation data is a significant factor in the Committee’s evaluation, it also considers a variety of additional factors when making executive compensation decisions, including complexity and size of business, officers’ tenure, experience, and level of responsibility, recent and projected Company performance, recent individual performance, general industry practices and general economic conditions.

In setting the target level of total direct compensation, the Committee has historically benchmarked our executives’ compensation to the 60th to 75th percentile compared to our Peer

Group. The Committee believed that this approach was appropriate because a greater proportion of the target total direct compensation was at-risk and subject to the achievement of Company performance metrics than the compensation programs adopted by our Peer Group, and because it required aspirational (above median) Company performance in order to justify the larger compensation opportunity.

Taking into account the factors discussed above and our management team transition, the Committee has elected to adopt a median pay philosophy going forward. Notably, based on a review of recent Peer Group data, it appears that at least some of our Peer Group companies have significantly increased the target total direct compensation for their executives, which has resulted in the target total direct compensation of certain of our executives moving closer to the median. Pursuant to the median pay philosophy, the Committee will now generally seek to benchmark our executives’ target total direct compensation at the median compared to our Peer Group, subject to the discretion retained by the Committee to make adjustments as it deems appropriate.

In creating the structure of our executive compensation program, the review of our Peer Group compensation data was carefully considered in the context of making a number of important changes for fiscal year 2017. In particular, the Committee’s decision to issue 20% of the equity awards with time-based vesting targets was largely driven by a recognition that many of our Peer Group companies include time-based awards as part of their overall equity compensation program. In addition, the Committee largely based its decision to change the mix of equity awards to be weighed more heavily toward the issuance of performance stock options on an analysis of our Peer Group compensation data.

ELEMENTS OF FISCAL YEAR 2017 EXECUTIVE COMPENSATION PROGRAM

The following table provides summary information regarding the key elements of our fiscal year 2017 executive compensation program:

COMPENSATION ELEMENT	GUARANTEED V. AT-RISK	PERFORMANCE- BASED V. TIME-BASED	CASH/EQUITY/OTHER

Base Salary	Guaranteed	Not applicable	Cash

2017 Annual Cash Incentive Awards	At-Risk	Performance-Based (Short-Term Criteria)	Cash

2017 Annual PSUs	At-Risk	Performance-Based (Short-Term Criteria) + Time-Based (Long-Term Vesting)	20% of Equity Compensation

2017 Time-Based RSUs	At-Risk	Time-Based(Long-Term Vesting)	20% of Equity Compensation

2017 LTIP NQSOs	At-Risk	Performance-Based(Long-Term Criteria and Vesting)	60% of Equity Compensation

2017 Discretionary RSUs	At-Risk	Time-Based(Long-Term Vesting)	Other Equity

Employee Benefits	Guaranteed	Not applicable	Other

Severance and Change of Control	At-Risk	Not applicable	Cash/Equity/Other

Base Salary

The following table provides information regarding the base salary paid to our NEOs during fiscal year 2017:

Base Salary Guaranteed • Cash
Philosophy	Considerations		Performance Conditions		2017 Changes

Attract and Retain Executives
• Pay competitively based on title, experience, scope of responsibility and performance to attract and retain executives that are key to our continued growth and profitability.	•	Provides a minimum level of guaranteed cash compensation necessary to attract and retain executives.	•	No specific vesting conditions associated with payment.	•	Mr. Powers’ base salary was adjusted in connection with his promotion to Chief Executive Officer.
	•	Balance the levels of guaranteed pay with at-risk pay to properly manage our compensation-related risk.	•	Salary reviewed and set annually based on a number of factors, including title, scope of responsibilities, individual and Company performance, and our Peer Group data.	•	Messrs. George, Lafitte and Caroti received a base salary increase based on a review of our Peer Group data, in order to better align their respective salaries with market comparables.

Base Salary Changes for Fiscal Year 2017

The following table summarizes adjustments made to the base salaries paid to our NEOs during fiscal year 2017 compared to fiscal year 2016:

NAME	BASE SALARY	BASE SALARY CHANGE

David Powers	$950,000	Increased by 35.7%(1)

Thomas A. George	$575,000	Increased by 4.5%

David E. Lafitte	$620,000	Increased by 3.3%

Stefano Caroti	$550,000	Increased by 10%

Andrea O’Donnell	$500,000	No change

(1)	Mr. Powers’ base salary was adjusted in connection with his promotion to Chief Executive Officer.

2017 Annual Cash Incentive Awards

The following table provides information regarding the 2017 Annual Cash Incentive Awards granted to our NEOs during fiscal year 2017:

2017 Annual Cash Incentive Awards At-Risk • Performance-Based (Short-Term Criteria) • Cash
Philosophy	Considerations	Performance Conditions/ Vesting Provisions	2017 Pay for Performance

Pay for Performance
• Establish appropriate short-term performance conditions that the Committee believes will drive our future growth and profitability.

•    Company performance conditions based on Committee-approved annual metrics derived from our long-range business and strategic plan.

•    Use threshold, target and maximum award levels to strike appropriate balance between compensation incentives and risks.

•    The “target” performance condition level is typically in line with the level of Company performance projected for each metric.

•    Target bonus set as percentage of base salary.

•    Actual bonus payout is based on achievement of fiscal year 2017 consolidated revenue and consolidated operating income (and, for certain executives, business unit revenue and business unit operating income) targets.

•    The Committee assigned relative weighting to each of these four components, which is expressed as a percentage of the targeted cash incentive amount.

• Fiscal year 2017 consolidated revenue and operating income thresholds were not achieved and therefore no cash incentive payments were made.
Reward Achievement
• Provide meaningful incentives for achieving Company annual financial goals that the Committee believes are important for our long-term success.
Align Interests with Stockholders:
• Align the interests of executives with those of our stockholders by tying bonus payout to Company performance.

2017 Annual Cash Incentive Awards At-Risk • Performance-Based (Short-Term Criteria) • Cash
Philosophy	Considerations	Performance Conditions/ Vesting Provisions		2017 Pay for Performance
Attract and Retain Executives:
• A cash bonus opportunity is considered a typical component of a competitive executive pay package for executives among our Peer Group.		•

For threshold performance, 50% of the cash incentive relevant to that component would be earned. For target performance, 100% of the cash incentive relevant to that component would be earned. For maximum performance, 200% of the cash incentive relevant to that component would be earned. For performance at a level that is between the threshold and target amounts, or between the target and maximum amounts, the payout for that portion is determined based on a sliding payout scale, as established by the Committee.

•

When determining Company achievement relative to the performance targets, the Committee relied upon our fiscal year 2017 audited financial statements, as may be adjusted by the Committee for certain non-recurring items.

		•	Achievement below threshold levels results in no payout.

Target Cash Incentive Amount

The Committee establishes a target amount of annual cash incentive compensation for each NEO, which is expressed as a percentage of base salary. The percentage is determined by the Committee by reference to a number of factors, including the executive’s title and responsibility, our recent and projected financial performance, and a review of our Peer Group data.

The following table provides the current base salary, target percentage of salary, and resulting target bonus for each NEO for fiscal year 2017:

NAME	BASE SALARY	TARGET PERCENTAGE OF SALARY	TARGET BONUS

David Powers	$950,000	100%	$950,000

Thomas A. George	$575,000	75%	$431,250

David E. Lafitte	$620,000	75%	$465,000

Stefano Caroti	$550,000	75%	$412,500

Andrea O’Donnell	$500,000	75%	$375,000

Performance Targets

The following table summarizes the performance conditions for the 2017 Annual Cash Incentive Awards, the relative weighting of each performance condition for each NEO, and our Company’s performance in light of the targets and the resulting payout for each component:

COMPONENT	RELATIVE WEIGHT FOR EACH NEO	THRESHOLD PERFORMANCE(1)	TARGET PERFORMANCE	MAXIMUM PERFORMANCE	PERFORMANCE AND PAYOUT(1)

Consolidated Revenue	• 50% for Messrs. Powers, George and Lafitte • 0% for Mr. Caroti and Ms. O’Donnell	• Consolidated revenue of $1,824.0 million	• Consolidated revenue of $1,900.0 million	• Consolidated revenue of $2,052.0 million	• Consolidated revenue was $1,790.4 million, resulting in no payout

Consolidated Operating Income	• 50% for Messrs. Powers, George and Lafitte • 25% for Mr. Caroti and Ms. O’Donnell	• Consolidated operating income of $176.8 million	• Consolidated operating income of $196.4 million	• Consolidated operating income of $235.7 million	• Consolidated operating (loss) income was $(1.9) million, resulting in no payout

Business Unit Revenue
	• 0% for Messrs. Powers, George and Lafitte • 35% for Mr. Caroti • 35% for Ms. O’Donnell	• Omni-Channel revenue of $1,627.2 million • Fashion Lifestyle revenue of $1,489.7 million	• Omni-Channel revenue of $1,695.0 million • Fashion Lifestyle revenue of $1,551.8 million	• Omni-Channel revenue of $1,830.6 million • Fashion Lifestyle revenue of $1,675.9 million	• Omni-Channel revenue was $1,584.2 million, resulting in no payout • Fashion Lifestyle revenue was $1,459.2 million, resulting in no payout

Business Unit Operating Income
	• 0% for Messrs. Powers, George and Lafitte • 40% for Mr. Caroti • 40% for Ms. O’Donnell	• Omni-Channel operating income of $326.3 million • Fashion Lifestyle operating income of $552.5 million	• Omni-Channel operating income of $362.5 million • Fashion Lifestyle operating income of $613.9 million	• Omni-Channel operating income of $435.1 million • Fashion Lifestyle operating income of $736.7 million	• Omni-Channel operating income was $296.8 million, resulting in no payout • Fashion Lifestyle operating income was $556.9 million, resulting in no payout

(1)

Regardless of the level of performance with respect to each component, in order to receive any payments for the 2017 Annual Cash Incentive Awards, both a consolidated operating income threshold of at least $176.8 million and a consolidated revenue threshold of at least $1,824.0 million were required to be achieved. These thresholds were selected by the Committee based on a number of factors, including our long-range strategic plan and our financial performance during the previous fiscal year.

Calculation of Payout

The amount of cash incentive compensation actually earned for the 2017 Annual Cash Incentive Awards by each NEO is calculated by multiplying the target cash incentive amount by the percentage of target earned for each component, and then multiplying this amount by the relative weighting of each component.

As illustrated in the table above, based on our Company’s performance relative to the various performance targets, none of the NEOs earned any payments for the 2017 Annual Cash Incentive Awards.

2017 Annual Performance Stock Units

The following table provides information regarding the 2017 Annual PSUs granted to our NEOs during fiscal year 2017:

2017 Annual PSUs At-Risk • Performance-Based (Short-Term Criteria) + Time Based (Long-Term Vesting) 20% of Equity Compensation
Philosophy	Considerations		Performance Conditions/ Vesting Provisions		2017 Pay for Performance

Pay for Performance:
• Vesting of awards dependent on achievement of profitability, which the Committee believes is important to our long-term success.	•	Structured as RSUs that may be settled for our common stock.	•	Vest subject to achievement of EPS target for fiscal year 2017, the year in which they were granted.	•	The EPS threshold level for fiscal year 2017 was $3.96; the target level was $4.40.
Reward Achievement:
• Provide incentives for achieving short-term Company financial goals.	•	Company performance condition is based on a Committee-approved metric derived from our long-range business and strategic plan.	•

If performance conditions are met above the threshold level for the EPS target, the number of 2017 Annual PSUs that will vest will increase based on straight-line interpolation up to a maximum of 100% of the underlying shares.

					•	Fiscal year 2017 EPS was $0.18.
Align Interests with Stockholders:
• Align the interests of executives with those of our stockholders by focusing performance conditions on profitability.	•	EPS is an important indicator of profitability which aligns executives’ interests with those of our stockholders.	•	If performance conditions are met, awards vest based on continued employment in three equal installments over three years.	•	Since the fiscal year 2017 EPS threshold level was not achieved, the awards were not earned.
Attract and Retain Executives:
• Additional time-based vesting once performance conditions are achieved to further encourage retention of our executives.	•	Use threshold and target award levels to strike appropriate balance between compensation incentives and risks.	•

When determining Company achievement relative to the performance target, the Committee relied upon our fiscal year 2017 audited financial statements, as may be adjusted by the Committee for certain non-recurring items.

	•	The “target” performance condition level is typically in line with the level of Company performance projected for the metric.	•	Achievement below threshold level results in no vesting.

2017 Time-Based Restricted Stock Units

The following table provides information regarding the 2017 Time-Based RSUs granted to our NEOs during fiscal year 2017:

2017 Time-Based RSUs At-Risk • Time-Based (Long-Term Vesting) 20% of Equity Compensation
Philosophy	Considerations	Performance Criteria/ Vesting Provisions	2017 Grants

Attract and Retain Executives:

•    Promote retention of our executives because awards vest over long-term service period.

Align Interests with Stockholders:

•    Align the interests of executives with those of stockholders by issuing equity awards the value of which is correlated to our stock price.

	• Balance the level of performance-based pay with time-based pay to properly manage our compensation-related risk. • Primarily used for retention of our executives. • Customary among our Peer Group.	• Awards vest based on continued employment in three equal installments over three years commencing August 15, 2017.	• Messrs. Powers, George, Lafitte and Caroti were granted 2017 Time-Based RSUs in an amount equal to 20% of their total equity compensation for fiscal year 2017.

2017 Long-Term Incentive Plan Performance Non-Qualified Stock Options

The following table provides information regarding the 2017 LTIP NQSOs granted to our NEOs during fiscal year 2017:

2017 LTIP NQSOs At-Risk • Performance-Based (Long-Term Criteria and Vesting) 60% of Equity Compensation
Philosophy	Considerations		Performance Conditions/ Vesting Provisions		2017 Pay for Performance

Align Interests with Stockholders:
• Align the interests of executives with those of our stockholders by issuing equity awards that increase in value as our stock price increases.	•	Company performance condition is based on a Committee-approved metric derived from our long-range business and strategic plan.	•	Vest subject to the achievement of a pre-established Pre-Tax Income target for fiscal year 2019.	•	As of the date of this Proxy Statement, we consider the 2017 LTIP NQSOs to be probable of vesting.
Pay-for-Performance:
• Vesting of awards dependent on achievement of income, which the Committee believes is important to our long-term success.	•

Pre-Tax Income supports our focus on income as a key business driver and is an important indicator of growth and profitability, which aligns executives’ interests with the execution of our long-range plan.

•

Awards will vest as to 100% of the underlying shares if we achieve the Pre-Tax Income target. If the Pre-Tax Income target is not achieved, no vesting will occur and the awards will expire immediately.

Reward Achievement:
• Provide incentives for achieving long-term Company financial goals.	•	Pre-Tax Income was selected as the performance metric given our continued focus on margin improvement, inventory control, cost savings, and restructuring.	•	The executive must provide continued service through March 31, 2019.
Attract and Retain Executives:
• Promote retention of our executives because options vest based on a performance target to be achieved in the future.	•

Granted with an exercise price equal to fair market value on the grant date, and only have value to the extent the price of our common stock goes up over time, and only if the performance threshold is met.

•

When determining Company achievement relative to the performance target, the Committee will rely upon our fiscal year 2019 audited financial statements, as may be adjusted by the Committee for certain non-recurring items.

2017 Discretionary Restricted Stock Units

The following table provides information regarding the 2017 Discretionary RSUs granted to two of our NEOs during fiscal year 2017:

2017 Discretionary RSUs At-Risk • Time-Based (Long-Term Vesting) • Individual
Philosophy	Considerations		Performance Criteria/ Vesting Provisions		2017 Grants

Attract and Retain Executives:
• Attract and retain executives by offering compensation that is competitive in the marketplace.	•	Primarily used for hiring and promotional needs and other unique circumstances.	•	Awards vest based on continued employment in three equal installments over three years commencing August 15, 2017.	•	Mr. Caroti was granted discretionary RSUs based on his title and level of responsibility, as well as a review of our Peer Group data.
Align Interests with Stockholders:
• Align the interests of executives with those of stockholders by issuing equity awards the value of which is correlated to our stock price.	•	Balance the level of performance-based pay with time-based pay to properly manage our compensation-related risk.			•	Ms. O’Donnell was granted discretionary RSUs in connection with her appointment as President of Fashion Lifestyle.
	•	Ensure equitable allocation relative to our other executives and our Peer Group.

As discussed in the section of this Proxy Statement titled “Potential Payments Upon Termination or Change of Control” below, the vesting of certain equity awards described above may be accelerated for under certain circumstances.

Employee Benefits

The following table provides information regarding the key employee benefits granted or paid to our NEOs during fiscal year 2017:

Employee Benefits
Philosophy	Considerations	Benefits

Attract and Retain Executives:
• Provide our NEOs with competitive broad-based employee benefits structured to attract and retain key executives.	• Generally reflect benefits provided to all of our US-based full-time employees. • Provides a standard package of benefits necessary to attract and retain executives.	• 401(k) defined contribution plan.

•    401(k) plan Company match of 50% of each eligible participant’s tax-deferred contributions on up to 6% of eligible compensation on a per payroll period basis, with a true-up contribution if such eligible participant is employed by our Company on the 1st day of the calendar year.

• Premiums for long-term disability insurance and life insurance for the benefit of the employees.
• Health and welfare benefit plans.
• Relocation expenses for new hires.
• Standard employee product discounts.

•    NEOs and certain other senior executives are eligible to contribute to our NQDC Plan and our Company may choose to match any or all such contributions. The NQDC Plan is described in further detail in the section of this Proxy Statement titled “Nonqualified Deferred Compensation".

Severance and Change of Control

The following table provides information regarding the severance and change of control provisions in our severance agreements and equity award agreements entered into with each of our NEOs:

Severance and Change of Control Provisions
Philosophy		Considerations		Terms

Attract and Retain Executives:
•	Retain and encourage the NEOs to remain focused on our business and the interests of our stockholders when considering strategic alternatives.	•	The employment of our NEOs is “at will”, meaning we can terminate them at any time and they can terminate their employment with us at any time.		Change of Control and Severance Agreements:
•	Intended to ease an NEOs transition due to an unexpected employment termination.	•	Take into account the time it is expected to take a separated executive to find a similarly situated job.	•	Provide for certain cash payments, and the vesting of certain equity awards, in the event that there is a separation of employment under various circumstances.
•	These provisions are considered a typical component of a competitive executive pay package for executives among our Peer Group.	•	"Double-trigger” provisions preserve morale and productivity and encourage executive retention in the face of the potential disruptive impact of a change of control.		Equity Award Agreements:
•

Provide for accelerated vesting of awards upon a change of control if the recipient is terminated by the acquiring entity in connection with the change of control under specified circumstances. In addition, vesting of awards will be accelerated in full if the transaction is not approved by a majority of the continuing directors or the acquiring entity does not agree to provide for the assumption or substitution of the awards.

For additional information about the severance and change of control provisions in our severance agreements and equity award agreements, please see the section of this Proxy Statement entitled “Potential Payments upon Termination or Change of Control."

OTHER COMPENSATION CONSIDERATIONS

Role of Executive Officers in Compensation Decisions

At the request of the Committee, our Chief Executive Officer may provide compensation information to the Committee to inform its compensation decisions. In addition, the Committee may consider the recommendations of our senior executives when making its compensation decisions. However, our executives are not permitted to be present during any deliberations and voting regarding their own compensation, or during other executive sessions of the Committee. The Committee considers the information provided by our management, as well as information and extensive analysis and advice provided by FWC, to make compensation decisions for our NEOs and other executive officers. The Committee, which is comprised solely of independent directors under applicable SEC and NYSE rules, reviews and approves all elements of compensation for our NEOs and other executive officers.

Compensation Risk Considerations

The Committee is responsible for reviewing the risks attendant to, and the rewards that may be derived from our compensation programs for all employees, including our NEOs, to assess whether these programs encourage excessive or unnecessary risk-taking. The Committee conducts a thorough compensation risk analysis at a meeting at least once per year, but also takes into account compensation-related risks each time it grants compensation awards throughout the fiscal year. In conducting these assessments, the Committee considers a number of factors including the following:

•	Our compensation program consists of both guaranteed pay and at-risk pay, and the Committee reviews this mix annually.
•	Our Peer Group and industry compensation data is reviewed regularly to ensure alignment with our compensation program and market competitiveness.
•	We have adopted a median pay philosophy whereby we will seek to pay our executives’ target total direct compensation at the median compared to our Peer Group.
•	Performance-based awards are earned based on the achievement of a number of distinct Company and business unit performance goals.
•	Our performance-based awards are subject to maximum award amounts to limit the potential compensation amount associated with an award.
•

Our executive compensation program encourages executive retention through long-term vesting provisions. For fiscal year 2017, all of the equity awards we granted were subject to a minimum three-year vesting period.

•	We have adopted stock ownership guidelines, which encourage executives to have a significant, long-term equity position in our Company.
•	Our performance-based awards are subject to clawback provisions.
•	Our insider trading policy prohibits our NEOs and other executive officers from hedging the economic interest in our securities, and from pledging our securities.
•	Our severance and change of control benefits are designed to attract and retain executives without providing excessive benefits.
•

Our equity awards are intended to provide for “double-trigger” vesting upon a change of control. We have adopted changes to our equity award agreements commencing in fiscal year 2018 to ensure our awards continue to be viewed as “double-trigger” awards.

The Committee believes that, although the majority of the target total direct compensation provided to our executive officers is at-risk pay that is determined based upon the achievement of pre-established Company performance conditions, our executive compensation program does not encourage excessive or unnecessary risk-taking. The Committee does not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Clawback Policy

Consistent with our executive compensation philosophy, which seeks to reward executive officers for financial performance that creates value for our stockholders, we have adopted a Clawback Policy. Under this policy, we will seek reimbursement with respect to performance-based compensation paid or awarded to our executive officers when the following three factors exists:

•

the incentive compensation payment or award (or the vesting of such award) was based upon the achievement of financial results, as reported in a Form 10-Q, Form 10-K or other report filed with the SEC, that were subsequently the subject of a restatement to correct an accounting error due to material noncompliance with any financial reporting requirement under the federal securities laws;

•	a lower payment or award would have been made to such executive officer (or lesser or no vesting would have occurred with respect to such award) based upon the restated financial results; and
•	the need for the restatement was identified within three years after the date of the first public issuance or filing of the financial results that were subsequently restated.

The reimbursement to be sought by our Company will be equal to the portion of any performance-based compensation paid to or received by such executive officer for or during each of the restated periods that is greater than the amount that would have been paid or received had the financial results been properly reported.

Stock Ownership Guidelines

To further align the interests of our directors and executive officers with those of our stockholders, we have adopted Stock Ownership Guidelines. The minimum ownership thresholds for our NEOs are determined as a multiple of the executive officer’s base salary. The NEOs are required to achieve the applicable level of ownership within five years of the later of the date the guidelines were adopted or the date the person first became subject to the guidelines as an NEO, subject to exceptions that may be granted by the Committee. Our directors are required to adhere to the stock ownership guidelines that are referenced in our Corporate Governance Guidelines. The minimum ownership threshold for our directors is determined as a multiple of the directors’ annual retainer fee and must be adhered to within five years of the initial election of the director.

The following table provides a summary of the Stock Ownership Guidelines applicable to our NEOs and directors:

POSITION	STOCK OWNERSHIP GUIDELINES	COMPLIANCE PERIOD

Chief Executive Officer	6x Annual Base Salary	Within 5 years of being appointed as an NEO

Other NEOs	3x Annual Base Salary	Within 5 years of being appointed as an NEO

Directors	5x Annual Board Retainer Fee	Within 5 years of initial election to our Board

Tax and Accounting Considerations

Among the factors it considers when making executive compensation decisions, the Committee considers the anticipated tax and accounting impact to our Company (and to our executive officers) of various payments, equity awards and other benefits.

Under Section 162(m) of the Internal Revenue Code, or Code, a public company generally will not be entitled to a tax deduction for compensation paid to certain executive officers that exceeds $1.0 million per year, to the extent such compensation is not considered to be “performance-based”. Special rules apply for “performance-based” compensation where the performance goals have been approved by stockholders. While the Committee has not adopted any formal policy with respect to compliance with Section 162(m) of the Code, it generally attempts to make its annual compensation decisions in a manner designed to result in the deductibility of compensation awards. The Committee may approve such payments where it believes they are in the best interests of our Company, including for the purpose of hiring, promoting or retaining key executives, rewarding individual or Company performance, or ensuring our executive compensation program complies with our executive compensation philosophy.

The awards issuable under our 2015 Plan were designed to meet the requirements for “performance-based” compensation pursuant to Section 162(m) of the Code. Accordingly, we believe that the 2017 Annual Cash Incentive Awards, the 2017 Annual PSUs and the 2017 LTIP NQSOs all qualify as “performance-based,” so we expect each of these compensation awards to be fully deductible.

We account for equity awards in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation.

Our Change of Control and Severance Agreements do not allow for excise tax gross up payments.

Compensation Committee Interlocks and Insider Participation

As of the date of this Proxy Statement, no member of the Committee is serving, and during the past year no member of the Committee has served, as an officer or employee of our Company or any of its subsidiaries. None of our executive officers currently serves, or during the past year has served, as a member of the board of directors or compensation committee (or other committee serving a similar purpose) of any entity that has an executive officer serving on our Board or the Committee. In addition, none of the Committee members had any relationship, or participated in any transaction, with our Company during 2017 that requires disclosure under SEC regulations.

We have entered into indemnification agreements with each of our directors, including each member of the Committee.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Lauri M. Shanahan, Chairman
Karyn O. Barsa
John G. Perenchio
Michael F. Devine, III

The Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that our Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

SUMMARY COMPENSATION TABLE

The following table sets forth all compensation awarded to our NEOs during fiscal years 2017, 2016 and 2015. The amounts included in the table have been calculated in accordance with the requirements of applicable SEC regulations, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs. The table should be read together with the section of this Proxy Statement titled “Compensation Discussion and Analysis.”

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(1)	Non- Equity Incentive Plan Comp. ($)(2)	All Other Comp. ($)(3)		Total ($)

David Powers	2017	901,923	—		1,200,043		1,788,698	—	10,325		3,900,989

Chief Executive Officer	2016	700,000	—		2,500,025		—	—	9,480		3,209,505

	2015	600,000	—		1,150,051		—	439,813	9,368		2,199,232

Thomas A. George	2017	567,308	—		339,953		506,801	—	22,592		1,436,654

Chief Financial Officer	2016	550,000	—		849,983		—	—	9,480		1,409,463

	2015	510,000	—		800,035		—	373,841	9,368		1,693,244

David Lafitte	2017	613,846	—		360,024		536,617	—	20,371		1,530,858

Chief Operating Officer	2016	600,000	—		749,963		—	—	9,480		1,359,443

	2015	100,000	300,000	(6)	899,997		—	—	1,580		1,301,577

Stefano Caroti (4)	2017	534,615	—		730,027		491,906	—	31,538		1,788,086

President of Omni-Channel	2016	208,333	150,000	(7)	699,990		—	—	39,591		1,097,914

Andrea O’Donnell (5) President of Fashion Lifestyle	2017	451,923	250,000	(8)	799,991		372,640	—	185,326	(9)	2,059,880

Angel R. Martinez (10)	2017	240,000	—		97,354	(11)	—	—	606,473	(12)	943,827

Former Chief Executive Officer	2016	1,200,000	—		4,500,001		—	—	9,480		5,709,481

	2015	1,200,000	—		4,000,004		—	1,466,042	9,368		6,675,414

(1)

The amounts in this column represent the aggregate grant date fair value of the respective awards computed in accordance with FASB ASC Topic 718. For information about the assumptions underlying these computations, please refer to Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K. In accordance with applicable SEC regulations, for those awards that are subject to the satisfaction of performance conditions, the amounts reported reflect the value at the grant date based upon the probable outcome of such conditions.

(2)

These amounts reflect the cash incentive payments paid to our NEOs under our Management Incentive Plan. For fiscal year 2017, the performance thresholds were not achieved and therefore no cash incentive payments were made. Refer to the section of this Proxy Statement titled “2017 Annual Cash Incentive Awards” for additional information.

(3)

Except as otherwise specifically noted in the footnotes below, the amounts in this column reflect our matching contributions under the 401(k) plan and NQDC Plan, as well as life insurance premiums paid on policies that have been adopted for the benefit of our NEOs.

(4)	Mr. Caroti joined us in November 2015 as President of Omni-Channel, and initially became an NEO commencing with fiscal year 2016.
(5)	Ms. O’Donnell joined us in April 2016 as President of Fashion Lifestyle, and initially became an NEO commencing with fiscal year 2017.
(6)	This amount reflects a one-time sign-on bonus paid to Mr. Lafitte when he was hired as Chief Operating Officer.

(7)	This amount reflects a one-time sign-on bonus paid to Mr. Caroti when he was hired as President of Omni-Channel.
(8)	This amount reflects a one-time sign-on bonus paid to Ms. O’Donnell when she was hired as President of Fashion Lifestyle.
(9)	In addition to certain payments referred to in footnote 3 above, we paid Ms. O’Donnell aggregate relocation expenses in the amount of $177,673.

(10)	Mr. Martinez retired from his position as Chief Executive Officer in May 2016, and continued to serve as a director until October 2017.

(11)

This amount reflects the grant date fair value of a stock award received by Mr. Martinez in connection with his service on our Board. This amount has separately been reported in the “Director Compensation Table”, and does not reflect an amount in addition to the amount in that table.

(12)

In addition to certain payments referred to in footnote 3 above, we paid Mr. Martinez (i) $416,668 in consulting fees, and (ii) $187,500 in director retainer fees following his retirement as our Chief Executive Officer. The director retainer fees have separately been reported in the “Director Compensation Table”, and do not reflect an amount in addition to the amount in that table. Refer to the sections of this Proxy Statement titled “Consulting Agreement with Angel R. Martinez” and “Director Compensation” for additional information.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2017

The following table sets forth all grants of plan-based awards made to our NEOs during the fiscal year ended March 31, 2017. The amounts set forth in the table do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs. The table should be read together with the section of this Proxy Statement titled “Elements of Fiscal Year 2017 Executive Compensation Program.”

Name	Grant Date	Estimated Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares (#)(3)	All Other Option Awards: Number of Shares Underlying Options (#)(4)	Exercise Price of Option Awards ($)	Grant Date Fair Value of Awards ($)(5)
		Threshold ($)	Target ($)	Max. ($)	Threshold (#)	Target (#)	Max. (#)

David Powers		475,000	950,000	1,900,000	—	—	—	—	—	—	—

	6/29/16	—	—	—	—	—	—	10,523	—	—	600,021

	6/29/16	—	—	—	5,262	10,523	10,523	—	—	—	600,021

	11/21/16	—	—	—	—	—	—	—	68,089	61.86	1,788,698

Thomas A. George		215,625	431,250	862,500	—	—	—	—	—	—	—

	6/29/16	—	—	—	—	—	—	2,981	—	—	169,977

	6/29/16	—	—	—	1,491	2,981	2,981	—	—	—	169,977

	11/21/16	—	—	—	—	—	—	—	19,292	61.86	506,801

David E. Lafitte		232,500	465,000	930,000	—	—	—	—	—	—	—

	6/29/16	—	—	—	—	—	—	3,157	—	—	180,012

	6/29/16	—	—	—	1,579	3,157	3,157	—	—	—	180,012

	11/21/16	—	—	—	—	—	—	—	20,427	61.86	536,617

Stefano Caroti		206,250	412,500	825,000	—	—	—	—	—	—	—

	6/29/16	—	—	—	—	—	—	2,894	—	—	165,016

	6/29/16(6)	—	—	—	—	—	—	7,015	—	—	399,995

	6/29/16	—	—	—	1,447	2,894	2,894	—	—	—	165,016

	11/21/16	—	—	—	—	—	—	—	18,725	61.86	491,906

Andrea O’Donnell		187,500	375,000	750,000	—	—	—	—	—	—	—

	6/15/16(7)	—	—	—	—	—	—	6,284	—	—	350,019

	6/15/16(8)	—	—	—	1,768	3,536	7,072	—	—	—	199,996

	6/29/16(9)	—	—	—	—	—	—	4,384	—	—	249,976

	11/21/16	—	—	—	—	—	—	—	14,185	61.86	372,640

Angel R. Martinez (10)	—	—	—	—	—	—	—	—	—	—	—

(1)

The amounts set forth in this column reflect the potential payouts under the Management Incentive Plan. Because the performance thresholds were not achieved, no cash incentive payments were made. Refer to the section of this Proxy Statement titled “2017 Annual Cash Incentive Awards” for additional information.

(2)

Except as noted in footnote 8 below, the awards in this column reflect the grant of 2017 Annual PSUs. Because the performance condition was not met at the threshold level, these awards were not earned. Refer to the section of this Proxy Statement titled “2017 Annual Performance Stock Units” for additional information.

(3)

Except as noted in footnote 6, 7 and 9 below, the awards in this column reflect the grant of 2017 Time-Based RSUs. These awards vest over three years in equal annual installments on August 15, 2017, 2018 and 2019. Refer to the section of this Proxy Statement titled “2017 Time-Based Restricted Stock Units” for additional information.

(4)

The awards in this column reflect the grant of 2017 LTIP NQSOs. These awards may vest based upon our achievement of a performance target for fiscal year 2019. As of the date of this Proxy Statement, we consider the awards to be probable of being achieved. Refer to the section of this Proxy Statement titled “2017 Long-Term Incentive Plan Performance Non-Qualified Stock Options” for additional information.

(5)

The amounts in this column represent the aggregate grant date fair value of the respective awards computed in accordance with FASB ASC Topic 718. For information about the assumptions underlying these computations, please refer to Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K. In accordance with applicable SEC regulations, for those awards that are subject to the satisfaction of performance conditions, the amounts reported reflect the value at the grant date based upon the probable outcome of such conditions.

(6)

This award reflects the grant of discretionary RSUs. The award vests over three years in equal annual installments on August 15, 2017, 2018 and 2019. Refer to the section of this Proxy Statement titled “2017 Discretionary Restricted Stock Units” for additional information.

(7)

This award reflects the one-time grant of discretionary RSUs in connection with hiring Ms. O’Donnell in April 2016 as President of Fashion Lifestyle. The award vests over three years in equal annual installments on August 15, 2017, 2018 and 2019. Refer to the section of this Proxy Statement titled “2017 Discretionary Restricted Stock Units” for additional information.

(8)

This award reflects the grant of performance-based RSUs in connection with hiring Ms. O’Donnell. The award was granted on terms consistent with the 2016 LTIP PSUs that were granted to our named executive officers for fiscal year 2016. The award was granted to Ms. O’Donnell in lieu of a grant of 2017 Annual PSUs, as she was not eligible to receive those awards based on her date of hire. Ms. O’Donnell is the only NEO who was granted this form of award in fiscal year 2017. The award may vest based upon our achievement of a performance target for fiscal year 2018. As of the date of this Proxy Statement, we believe it is not probable that the performance conditions relating to this award will be met.

(9)

This award reflects the grant of discretionary RSUs in connection with hiring Ms. O’Donnell. The award was granted to Ms. O’Donnell in lieu of a grant of 2017 Time-Based RSUs. The award vests over three years in equal annual installments on August 15, 2017, 2018 and 2019. Refer to the section of this Proxy Statement titled “2017 Discretionary Restricted Stock Units” for additional information.

(10)

Mr. Martinez retired from his position as Chief Executive Officer in May 2016, and continued to serve as a director until October 2017. The only plan-based award he received in fiscal year 2017 was issued in connection with his service on our Board. The grant date fair value of this award has been reported in the section of this Proxy Statement titled “Director Compensation Table” below.

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR END

The following table sets forth equity awards granted to our NEOs that remained outstanding as of March 31, 2017. The market value of the awards reflected in the table have been calculated in accordance with the requirements of applicable SEC regulations, and do not necessarily reflect the amounts that have been paid to, or which may be realized by, our NEOs. The table should be read together with the section of this Proxy Statement titled “Elements of Fiscal Year 2017 Executive Compensation Program.”

	Stock Options(1)					Stock Awards

Name	Number of securities underlying unexercised options exercisable (#)		Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares that have not vested (#)		Market value of shares that have not vested ($)(2)	Number of unearned shares that have not vested (3)(#)	Market value of unearned shares that have not vested ($)(2)

David Powers	—		68,089	61.86	3/31/2026	12,107	(4)	723,151	59,940	1,790,108

Thomas A. George	—		19,292	61.86	3/31/2026	4,083	(5)	243,878	20,380	608,649

David E. Lafitte	—		20,427	61.86	3/31/2026	7,507	(6)	448,393	17,982	537,032

Stefano Caroti	—		18,725	61.86	3/31/2026	5,913	(7)	353,183	17,982	537,032

Andrea O’Donnell	—		14,185	61.86	3/31/2026	6,284	(8)	375,343	7,072	211,205

Angel R. Martinez	240,000	(9)	—	26.73	5/9/2022	5,511	(10)	329,172	107,892	3,222,195

(1)

Each of the stock option awards reflected in these columns are 2017 LTIP NQSOs that were granted in November 2016. The options vest as to 33.3% of the shares on August 15, 2017, 2018 and 2019. Non-qualified stock option awards vest subject to achievement of certain performance criteria.

(2)	In accordance with applicable SEC regulations, market value of the shares has been determined based on the closing price of our common stock on March 31, 2017, which was $59.73.
(3)

These amounts reflect 2016 LTIP PSUs granted in November 2015 (and in June 2016 for Ms. O’Donnell), which remain outstanding and subject to long-term performance and service conditions. The shares included reflect achievement of the performance conditions at the maximum performance level. However, as of March 31, 2017, we believe it is not probable that the “target” performance conditions will be met.

(4)

This amount consists of (i) 1,584 2015 Annual PSUs granted in June 2014, which vest on March 31, 2018, and (ii) 10,523 time-based RSUs granted in June 2016, which vest as to 33.3% of the shares on August 15, 2017, 2018 and 2019.

(5)

This amount consists of (i) 1,102 2015 Annual PSUs granted in June 2014, which vest on March 31, 2018, and (ii) 2,981 time-based RSUs granted in June 2016, which vest as to 33.3% of the shares on August 15, 2017, 2018 and 2019.

(6)

This amount consists of (i) 4,350 time-based RSUs granted in February 2015, which vest on February 2, 2018, and (ii) 3,157 time-based RSUs granted in June 2016, which vest as to 33.3% of the shares on August 15, 2017, 2018 and 2019.

(7)

This amount consists of (i) 3,019 time-based RSUs granted in November 2015, which vest as to 50% of the shares on November 15, 2017 and 2018, and (ii) 2,894 time-based RSUs granted in June 2016, which vest as to 33.3% of the shares on August 15, 2017, 2018 and 2019.

(8)	This amount consists of 6,284 time-based RSUs granted in June 2016, which vest as to 33.3% of the shares on June 15, 2017, 2018 and 2019.
(9)	This amount consists of stock appreciation rights, or SARs, that were granted in May 2007 and vested on December 31, 2011 based on satisfying long-term performance and service conditions.
(10)	Consists of 5,511 2015 Annual PSUs granted in June 2014, which vest on March 31, 2018.

FISCAL YEAR 2017 OPTION EXERCISES AND STOCK VESTED

The following table provides information for our NEOs regarding option exercises and stock award vesting during fiscal year 2017, including the number of shares acquired upon exercise or vesting and the value realized as determined based on applicable SEC regulations. The value realized does not necessarily reflect the actual amount that will be paid to our NEOs upon the sale of the shares.

	Option Awards			Stock Awards

	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)

David Powers	—		—	4,918	288,286

Thomas A. George	—		—	6,603	385,377

David E. Lafitte	—		—	4,351	241,655

Stefano Caroti	—		—	1,509	91,642

Andrea O’Donnell	—		—	—	—

Angel R. Martinez	90,771	(4)	5,744,355	14,843	871,266

(1)	The amounts in this column reflect the value realized upon the exercise of the option awards, based on the closing price of our common stock on the applicable exercise dates.
(2)

The total number of shares actually received by the NEOs, net of shares withheld for taxes, were as follows: 3,071 for David Powers, 4,133 for Thomas A. George, 2,642 for David E. Lafitte, 942 for Stefano Caroti, and 7,099 for Angel Martinez.

(3)	The amounts in this column reflect the value realized upon the vesting of the stock awards, based on the closing price of our common stock on the applicable vesting dates.
(4)	This amount consists of SARs that were granted in May 2007 and vested on December 31, 2011 based on satisfying long-term performance and service conditions.

NONQUALIFIED DEFERRED COMPENSATION

Nonqualified Deferred Compensation Plan

The Compensation Committee has adopted the NQDC Plan, which is an unfunded, nonqualified deferred compensation program sponsored by our Company to provide certain members of our management the opportunity to defer compensation into the NQDC Plan. The NQDC Plan year is from January 1st to December 31st. Participants may defer up to 50% of their annual base salary and up to 85% of any cash incentive bonus under the NQDC Plan. We have the option, but not the obligation, to make discretionary or matching cash contributions to NQDC Plan participants. We have established a rabbi trust as a reserve for the benefits payable under the NQDC Plan. During fiscal year 2017, certain of our NEOs elected to make contributions to the NQDC Plan, and the Compensation Committee elected to match a portion of the contributions under the NQDC Plan.

Name	David Powers	Thomas A. George	David Lafitte	Stefano Caroti	Andrea O’Donnell	Angel R. Martinez	Total

Executive contributions during fiscal year 2017 ($)(1)	—	68,077	94,154	194,872	—	—	357,103

Registrant contributions during fiscal year 2017 ($)(2)	—	8,925	10,350	7,800	—	—	27,075

Aggregate (losses) earnings during fiscal year 2017 ($)	13,456	28,976	15,729	29,981	—	245,431	333,573

Aggregate withdrawals/ distributions during fiscal year 2017 ($)	—	—	—	—	—	(2,942,577)	(2,942,577)

Aggregate balance at end of fiscal year 2017 ($)	83,321	316,213	149,472	274,801	—	644,789	1,468,596

(1)

The amounts reported in this row reflect contributions made by our NEOs under the NQDC Plan during fiscal year 2017. These amounts are separately included in the “Summary Compensation Table” above, and do not reflect amounts in addition to those amounts.

(2)

The amounts reported in this row reflect contributions made by us to our NEOs under the NQDC Plan during fiscal year 2017. These amounts are separately included in the “Summary Compensation Table” above, and do not reflect amounts in addition to those amounts.

Deferred Stock Unit Compensation Plan

The Compensation Committee has also adopted a Deferred Stock Unit Compensation Plan. Under the plan, a director or employee who holds unvested restricted stock awards may elect to defer settlement of up to 100% of the awards. For each unit of our common stock held pursuant to a restricted stock award that is deferred, the participant will receive one Deferred Stock Unit. Amounts deferred will be distributed, as described in the plan, at the time elected by the participant. A participant’s Deferred Stock Units will be settled in shares of our common stock, as more specifically described in the plan. None of our NEOs elected to participate in the plan during fiscal year 2017.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Change of Control and Severance Agreements

We have entered into Change of Control and Severance Agreements, or Severance Agreements, with each of our NEOs. The information below describes compensation and benefits that are payable or earned under the Severance Agreements with our NEOs (which are each referred to therein as an “executive”) upon the occurrence of different termination events:

Termination by our Company for Cause, or by Executive other than for Good Reason

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated by our Company for Cause, or the executive terminates his or her employment, other than for Good Reason, then the NEO will receive the following from our Company:

•

payment of his or her accrued base salary, accrued vacation, reimbursement for reimbursable expenses, accrued and vested benefits under our plans or programs and other benefits required to be paid by law, accrued but unpaid non-equity incentive bonus for the prior fiscal year (excluding any non-equity incentive bonus for the year of termination); and

•	right to exercise all vested equity awards pursuant to the terms of the applicable award agreement.

Termination due to Death or Total Disability

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated due to his or her death or Total Disability, then in addition to those benefits provided upon a termination by our Company for Cause or by Executive other than for Good Reason, the NEO will receive:

•

pro-rated portion of his or her non-equity incentive bonus for the current fiscal year based on actual length of service during the year of termination and actual achievement by our Company of the performance conditions in respect of such bonus previously established by the Committee.

Termination by our Company without Cause or by Executive for Good Reason

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated by our Company without Cause or by Executive for Good Reason, then in addition to those benefits provided upon a termination due to death or Total Disability, the NEO will receive:

•	payment of his or her then effective annual base salary for one year following his or her termination, subject to such executive signing a release; and
•	receipt of health benefits for a period of one year following his or her termination or his or her attainment of alternative employment that provides health benefits, whichever is earlier.

Termination without Cause or by Executive for Good Reason within Two Years of a Change of Control

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated by our Company without Cause or by the executive for Good Reason within two years of a Change of Control, then in addition to those benefits provided upon a termination due to Death or Total Disability, the NEO will receive:

•

subject to such executive signing a release, payment of a specified proportion of his or her then effective annual base salary plus the greater of (i) one and one-half times the targeted non-equity incentive bonus immediately prior to the termination or (ii) one and one-half times the average actual non-equity incentive bonus for the previous three years; and

•	receipt of health benefits for a specified period of months following his or her termination or his or her attainment of alternative employment that provides health benefits, whichever is earlier.

For purposes of the Severance Agreements, “Cause” means (i) any willful breach of duty by the executive in the course of his or her employment or continued violation of written Company employment policies after written notice of such violation, (ii) violation of our insider trading policies, (iii) conviction of a felony or any crime involving fraud, theft, embezzlement, dishonesty or moral turpitude, (iv) engaging in activities which materially defame our Company, engaging in conduct which is materially injurious to our Company or our affiliates, or any of our respective customer or supplier relationships, financially or otherwise, or (v) the executive’s gross negligence or continued failure to perform duties or executive’s continued incapacity to perform such duties.

"Good Reason” means without the consent of the executive (i) the occurrence of material breach of this agreement by our Company, or (ii) if within two years of a change of control, there is a material reduction of the executive’s total compensation, benefits, and perquisites, our relocation is greater than 50 miles from the location where the executive performs services, or a material change in the executive’s position or duties; provided, however, no such event shall constitute Good Reason unless the executive shall have given written notice to our Company of the executive’s intent to resign for “Good Reason” within 30 days after the executive first becomes aware of the occurrence of any such event (specifying the nature and scope of the event) and such event or occurrence shall not have been cured within 30 days of our receipt of such notice.

"Change of Control” means the occurrence of a merger, consolidation, sale of all or a major portion of the assets of our Company (or a successor organization) or similar transaction or circumstance where any person or group acquires, in one or more transactions, beneficial ownership of more than 50% of the outstanding shares of any class of voting stock of our Company (or a successor organization).

No NEOs will be entitled to gross ups for excise tax penalty on “excess golden parachute payments” as a result of termination following a Change of Control.

A change in a majority of the members of our Board would not constitute a Change of Control under the Severance Agreements.

Equity Award Agreements

Pursuant to the “double-trigger” vesting provisions of the awards outstanding as of the end of fiscal year 2017 under the 2006 Plan and 2015 Plan, except as specifically noted below, the vesting of each award will be accelerated in full in the event of a change of control that is approved by a majority of the Continuing Directors (as defined in the award agreements) if the acquiring or successor entity in the change of control provides for the continuance or assumption of the award agreement, or the substitution for the award agreement of a new agreement of comparable value covering shares of a successor corporation, and (i) the recipient is terminated by the acquiring company without Cause or pursuant to a Constructive Termination (as such terms are defined in the relevant award agreements) within either 12 or 24 months of such change of control; or (ii) only in the case of the 2016 LTIP PSUs and 2017 LTIP NQSOs, the recipient has provided Continuous Service (as defined in the award agreements) through the applicable performance vesting date.

Notwithstanding the foregoing summary, the award agreements governing the grants of the 2015 Annual PSUs, the 2016 Annual PSUs and the 2017 Annual PSUs only provide for acceleration as described above to the extent that the Committee determines that at least the “threshold” performance conditions associated with the awards have been met unless the change of control occurs prior to the end of the relevant performance period, in which case the unvested PSUs wlll accelerate in full, regardless of achievement of the performance condition.

In addition, the vesting of each equity award will be accelerated in full if: (i) a change of control occurs that has not been approved by a majority of the Continuing Directors; or (ii) the acquiring or successor entity in the change of control does not agree to continue or assume the award agreement, or substitute new awards of comparable value. In the case of the PSUs, if the change in control occurs after the relevant performance period, only the PSUs earned based upon the achievement of the relevant performance condition, as determined by the Committee, will accelerate.

Severance and Change of Control Payments

The following table provides information about the payments and benefits that would have been paid or provided to our NEOs in the event that a termination of employment had occurred on March 31, 2017. The amounts reflected in the table are in addition to amounts that would have been payable for accrued but unpaid base salary, accrued paid time off, accrued but unpaid cash incentive compensation, and reimbursement of expenses.

The payments to be made, and the stock and option awards to be vested, in connection with different termination events (including in connection with a change of control) for each of our NEOs have been determined by reference to the terms of the applicable Severance Agreements and equity award agreements. Except as described above, no payments or benefits would be provided to our NEOs in the event of a termination of employment for Cause or by the executive without Good Reason (as defined in the applicable Severance Agreement). Refer to the section of this Proxy Statement titled “Potential Payments upon Termination or Change of Control” for additional information.

For purposes of the table, the value of the stock and option awards has been determined based on the closing price of our common stock on March 31, 2017. In the event of an actual change of control transaction, the value of our common stock may be significantly different than this assumed value, in which case the value realized by our NEOs upon the vesting of the stock and option awards may be significantly different.

		Upon Termination

Name	Type of Compensation or Benefit	Due to Death or Total Disability ($)	By our Company Without Cause or by Executive for Good Reason ($)	In Connection with a Change of Control ($)

David Powers	Cash payments	—	950,000	2,636,250

	Value of health benefits	—	21,571	32,356

	Value of stock awards(1)	—	—	2,513,259

	Value of option awards(2)	—	—	—

	Total	—	971,571	5,181,865

Thomas A. George	Cash payments	—	575,000	1,509,375

	Value of health benefits	—	15,269	22,903

	Value of stock awards(1)	—	—	852,526

	Value of option awards(2)	—	—	—

	Total	—	590,269	2,384,804

David E. Lafitte	Cash payments	—	620,000	1,627,500

	Value of health benefits	—	21,571	21,571

	Value of stock awards(1)	—	259,826	985,425

	Value of option awards(2)	—	—	—

	Total	—	901,397	2,634,496

Stefano Caroti	Cash payments	—	550,000	1,443,750

	Value of health benefits	—	15,269	22,903

	Value of stock awards(1)	—	—	1,309,222

	Value of option awards(2)	—	—	—

	Total	—	565,269	2,775,875

Andrea O’Donnell	Cash payments	—	500,000	1,312,500

	Value of health benefits	—	7,162	10,743

	Value of stock awards(1)	—	—	723,330

	Value of option awards(2)	—	—	—

	Total	—	507,162	2,046,573

(1)

The stock awards reflect all of the performance-based and time-based RSUs that remained outstanding as of March 31, 2017, including: (i) the 2016 LTIP PSUs, (ii) the 2015 Annual PSUs, (iii) the 2017 Time-Based RSUs, and (iv) certain additional time-based RSUs granted in fiscal years 2016 and 2017 as discretionary or new-hire awards.

(2)

The option awards reflect the 2017 LTIP NQSOs. Due to the exercise price of the 2017 LTIP NQSOs being higher than the closing price of our common stock on March 31, 2017, the option awards reflect no current value for purposes of this table.

Consulting Agreement with Angel R. Martinez

In May 31, 2016, or the Separation Date, Angel R. Martinez retired as our Chief Executive Officer. Until September 1, 2017, he served as non-executive Chairman of our Board. He retired as a director in October 2017.

In connection with Mr. Martinez’s retirement as our Chief Executive Officer, we entered into a Consulting Agreement and General Release, or the Consulting Agreement, which replaced the Severance Agreement that had previously been entered into with him. Under the Consulting Agreement, Mr. Martinez agreed to provide consulting services to us from June 1, 2016 until May 31, 2017, or the Consulting Period. The Consulting Agreement provided for the payment of aggregate consulting fees in the amount of $500,000, paid in 12 equal monthly installments, less any legally required withholding and deductions. The portion of these consulting fees that were paid in fiscal year 2017 are reported in the “Summary Compensation Table”.

In addition, any equity awards previously granted to Mr. Martinez that were outstanding on the Separation Date remain outstanding subject to and consistent with the terms of the 2015 Plan and the 2006 Plan as applicable, and the agreements granting such awards. During the Consulting Period, and during the period that Mr. Martinez continued to serve on our Board, Mr. Martinez was deemed to continue to provide “Continuous Service” for purposes of the outstanding equity awards.

Mr. Martinez’s receipt of these payments and other benefits was conditioned upon his continued compliance with the confidentiality, non-competition, non-solicitation and other standard covenants set forth in the Consulting Agreement. In particular, Mr. Martinez agreed not to accept employment from, or enter into another professional relationship with, any of our competitors, or to otherwise engage in any business activity that is competitive with our Company, until the later to occur of the termination of the Consulting Agreement or the termination of his service on our Board.

DIRECTOR COMPENSATION

For fiscal year 2017, directors who are not our employees, which we refer to as Nonemployee Directors, received an annual cash retainer fee of $65,000, plus an annual cash retainer of $15,000 for each Board committee assignment. In addition, directors holding the following positions were entitled to receive additional annual cash retainer fees as follows: $100,000 for Lead Independent Director; $40,000 for Chairman of the Audit Committee; $35,000 for Chairman of the Compensation Committee; and $20,000 for Chairman of the Corporate Governance Committee. Following his transition to non-executive Chairman of our Board in May 2016, in addition to the standard annual cash retainer provided to our Nonemployee Directors, Mr. Martinez received an annual cash retainer of $160,000. All or any portion of the cash retainer fees paid to any of our directors may, at the election of the director, be paid through the issuance of our common stock.

Each of our Nonemployee Directors also receives annual grants of our common stock with a total value of approximately $125,000. These grants are issued in equal quarterly installments with the number of shares being determined using the rolling average of the closing price of our common stock during the last 10 trading days leading up to, and including, the 15th day of the last month of each quarter. Each of these grants is vested in full on the date of grant.

Nonemployee Directors are reimbursed for any reasonable Board-related expenses. Nonemployee Directors also receive product discounts, which are generally available to our employees and, from time to time, may receive products without charge in order to help expand the directors’ knowledge of our products.

Our Board has adopted stock ownership guidelines applicable to our Nonemployee Directors. Nonemployee Directors are required to hold a number of shares of common stock with a value equal to five times the base annual cash retainer fee within five years of joining our Board, subject to exceptions that may be granted by the Compensation Committee. In addition, each director must hold our common stock within one year of joining our Board. Any shares of common stock held by Nonemployee Directors through our Deferred Stock Unit Compensation Plan is counted as stock ownership under these guidelines.

Director Compensation Table

The following table sets forth all compensation awarded to our Nonemployee Directors during fiscal year 2017. The amounts included in the table have been calculated in accordance with the requirements of applicable SEC regulations, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our Nonemployee Directors.

Name	Fees Earned ($)	Stock Awards ($)(1)	Total ($)

Angel R. Martinez(2)	187,500	97,354	284,854

John M. Gibbons	165,000	123,923	288,923

Karyn O. Barsa	95,000	123,923	218,923

Nelson C. Chan	80,000	123,923	203,923

Michael F. Devine, III	135,000	123,923	258,923

John G. Perenchio	95,000	123,923	218,923

James E. Quinn	100,000	123,923	223,923

Lauri M. Shanahan	115,000	123,923	238,923

Bonita C. Stewart	80,000	123,923	203,923

(1)	The amounts in this column represent the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718.

(2)

In May 2016, Mr. Martinez retired from his position as Chief Executive Officer and retired as a director in October 2017. Prior to his retirement, consistent with our compensation program applicable to Nonemployee Directors, he did not receive any compensation for serving on our Board. The amounts set forth in this table for Mr. Martinez reflect only the compensation that he received for serving as non-executive Chairman of our Board for a portion of fiscal year 2017. The amounts set forth for Mr. Martinez in this table are also reported in footnote 10 to the Summary Compensation Table.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding shares of our common stock that were eligible for issuance under our equity compensation plans as of March 31, 2017.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance(3)

Equity compensation plans approved by security holders	933,161	$42.33	1,305,146

Equity compensation plans not approved by security holders	—	—	—

Total	933,161	$42.33	1,305,146

(1)

This amount includes shares underlying all equity awards outstanding pursuant to the 2015 Plan and 2006 Plan as of March 31, 2017. For awards subject to performance-based vesting conditions, the amount reported reflects the number of shares to be issued if the “maximum” performance level is achieved. However, we have determined that it is not probable that the “target” or “maximum” performance levels will be achieved for certain awards. Assuming the “target” and/or “maximum” performance levels are not obtained certain outstanding awards, the amount reported in this column would be decreased and the amount shown in the last column would be increased by an equal number of shares.

(2)

This amount reflects the weighted-average exercise price of the outstanding SARs and 2017 LTIP NQSOs, based on the closing price of our common stock on the respective grant dates. This amount does not take into account shares issuable upon the vesting of outstanding RSUs, which have no exercise price.

(3)

This amount reflects the shares reserved for issuance under the 2015 Plan less the number of shares reported in the first column. This amount is subject to increase depending on our achievement with respect to certain performance conditions as discussed in footnote 1 above, and will increase to reflect any shares that are forfeited or otherwise terminated under the 2006 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 15, 2017 (except as specified below), certain information concerning the shares of our common stock beneficially owned by (i) each person who is an NEO, (ii) each director, (iii) all executive officers and directors as a group (14 persons), and (iv) each person known to us to be the beneficial owner of more than 5% of our common stock. There were 32,036,625 shares of our common stock outstanding on September 15, 2017.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)	Percent of Common Stock(3)

Named Executive Officers

David Powers	9,225	*

Thomas A. George	20,616	*

David E. Lafitte	6,248	*

Stefano Caroti	4,513	*

Andrea O’Donnell	2,220	*

Angel R. Martinez(4)	351,274	1.1%

Directors

John M. Gibbons(5)(6)	29,125	*

Karyn O. Barsa	14,850	*

Nelson C. Chan	5,741	*

Michael F. Devine, III	12,916	*

John G. Perenchio	30,819	*

James E. Quinn	14,347	*

Lauri M. Shanahan(7)	6,666	*

Bonita C. Stewart	10,332	*

All Directors and Executive Officers as a Group (14 persons)	172,168	*

5% Stockholders

Blackrock, Inc.(8)	3,212,903	10.0%

Marcato Capital Management LP(9)	2,702,531	8.4%

Vanguard Group Inc.(10)	2,452,088	7.7%

The London Company(11)	2,148,251	6.7%

Senvest Management, LLC(12)	2,052,651	6.4%

Dimensional Fund Advisors LP(13)	1,746,362	5.5%

*	Percentage of shares beneficially owned does not exceed 1% of our total outstanding common stock.
(1)	Unless otherwise noted, the address of each beneficial owner is 250 Coromar Drive, Goleta, CA 93117.
(2)

Unless otherwise noted, we believe that each individual or entity named has sole investment and voting power with respect to the shares of our common stock reported as beneficially owned by them, subject to community property laws, where applicable.

(3)

Pursuant to applicable SEC rules, shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable on or before the date that is 60 days after September 15, 2017, are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but are not deemed outstanding for the purpose of calculating the number and percentage owned by any other person listed.

(4)

The reported amount includes 240,000 SARs that are immediately exercisable. Mr. Martinez retired from his position as Chief Executive Officer in May 2016 and continued to serve as a director until October 2017.

(5)	The reported amount includes 29,125 shares held by the Gibbons Living Trust as to which Mr. Gibbons has joint voting and investment power.
(6)

The issuance of an additional 1,510 shares previously earned by this director has been deferred until future years pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares cannot be issued within 60 days of September 15, 2017, and have been excluded from the table.

(7)

The issuance of an additional 5,542 shares previously earned by this director has been deferred until future years pursuant to an election made under our Deferred Stock Unit Compensation Plan. The deferred shares cannot be issued within 60 days of September 15, 2017, and have been excluded from the table.

(8)

This information is based solely on Amendment No. 9 to Schedule 13G filed by this stockholder on January 12, 2017. This stockholder’s business address is 55 East 52nd Street, New York, NY 10055. This stockholder has sole voting power with respect to 3,139,969 of such shares and sole dispositive power over all 3,212,903 shares.

(9)

This information is as of October 31, 2017, and is based solely on Amendment No.5 to Schedule 13D filed by this stockholder on October 31, 2017. This stockholder’s business address is Four Embarcadero Center, Suite 2100, San Francisco, CA 94111. Marcato Capital Management LP and Richard T. McGuire III reported shared voting and dispositive power over all 2,702,531 shares. Marcato International Master Fund Ltd. reported shared voting and dispositive power over 2,556,294 of such shares. MCM Encore IM LLC and Marcato Encore Master Fund, Ltd. reported shared voting and dispositive power over 146,237 of such shares.

(10)

This information is based solely on Amendment No. 4 to Schedule 13G filed by this stockholder on February 9, 2017. This stockholder’s business address is 100 Vanguard Boulevard, Malvern, PA 19355. This stockholder reported sole voting power over 40,407 of such shares, shared voting power over 3,873 of such shares, sole dispositive power over 2,409,484 of such shares, and shared dispositive power over 42,604 of such shares.

(11)

This information is based solely on Amendment No. 4 to Schedule 13G filed by this stockholder on February 14, 2017. This stockholder’s business address is 1800 Bayberry Court, Suite 301, Richmond, VA 23226. This stockholder reported sole voting and dispositive power over 1,652,281 of such shares and shared dispositive power over 495,970 of such shares.

(12)

This information is based solely on Amendment No. 1 to Schedule 13G filed by this stockholder on February 13, 2017. This stockholder’s business address is 540 Madison Avenue, 32nd Floor, New York, NY 10022. This stockholder reported shared voting and dispositive power over all 2,052,651 shares (which amount includes 175,000 shares issuable upon the exercise of options).

(13)

This information is based solely on a Schedule 13G filed by this stockholder on February 9, 2017. This stockholder’s business address is 6300 Bee Cave Road, Building One, Austin, TX 78746. This stockholder has sole voting power over 1,707,967 of such shares and sole dispositive power over all 1,746,362 shares.

SECTION 16 REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our common stock, which we collectively refer to as Section 16 Persons, to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC, as well as to provide copies of those reports to us.

To our knowledge, based solely on a review of the copies of such reports furnished to us by each Section 16 Person, and written representations by each Section 16 Person that no additional reports were required to be filed with respect to the fiscal year ended March 31, 2017, all Section 16(a) filing requirements applicable to the Section 16 Persons were complied with except that:

•	Stefano Caroti filed a Form 4 on December 7, 2016, which reported one transaction related to shares withheld for taxes in connection with the vesting of RSUs, that was due to be reported on November 17, 2016.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of our financial reporting, our independent registered public accounting firm, the highest ranking manager within our internal audit function, legal and regulatory compliance, related party transactions, code of conduct and system of internal controls. The Audit Committee is currently composed of three directors, each of whom meets the independence and experience requirements under NYSE rules, as well as the independence requirements applicable to Audit Committee members under SEC rules. In addition, our Board of Directors has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” under SEC rules.

Management is responsible for the preparation of our financial statements and financial reporting process including our system of internal controls. KPMG LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and expressing (i) an opinion on whether our consolidated financial statements present fairly, in all material respects, our financial position and results of operations and cash flows for the periods presented in conformity with US generally accepted accounting principles, and (ii) an opinion on whether we have maintained, in all material respects, effective internal control over financial reporting as of March 31, 2017, based on criteria established in the Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and KPMG LLP to review and discuss the March 31, 2017 consolidated financial statements and obtained from management their representation that our financial statements have been prepared in accordance with US generally accepted accounting principles. In addition, management represented that, as of March 31, 2017, our Company maintained effective internal control over financial reporting.

The Audit Committee also discussed with KPMG LLP the matters required by Auditing Standard No. 16, “Communication with Audit Committees” of the PCAOB, which includes, among other items, information regarding the conduct of the audit of our consolidated financial statements. The Audit Committee also received written disclosures from KPMG LLP required by the PCAOB’s Rule 3200T: “Communication with Audit Committees Concerning Independence”, and the Audit Committee discussed with KPMG LLP its independence from our Company and our management. The Audit Committee has further considered the compatibility of the services provided by KPMG LLP with KPMG LLP’s independence.

The Audit Committee operates under a written charter, which was adopted by our Board of Directors and is assessed annually for adequacy by the Audit Committee. The Audit Committee held eight meetings during fiscal year 2017, including meetings with KPMG LLP and the highest ranking manager of internal audit, both with and without management present. In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that our financial statements are complete and accurate, are presented in accordance with US generally accepted accounting principles or present fairly our results of operations for the periods presented, or that we maintain appropriate internal controls. Furthermore, the Audit Committee’s oversight responsibilities do not independently assure that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB or that our registered public accounting firm is independent.

Based upon the Audit Committee’s review and discussions with management and KPMG LLP, and subject to the limitations of the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended that our Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended March 31, 2017, which was filed with the SEC on May 30, 2017.

THE AUDIT COMMITTEE

Michael F. Devine, III, Chair
Karyn O. Barsa
Nelson C. Chan

The Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that our Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

RELATED PERSON TRANSACTIONS

Our legal department is primarily responsible for identifying and reviewing relationships and transactions in which our Company and our directors, executive officers, principal stockholders, or their respective immediate family members, are participants, to determine whether any of these related persons had or will have a direct or indirect material interest in such transactions. In order to identify potential related person transactions, our legal department annually prepares and distributes to all directors and executive officers a written questionnaire which includes questions intended to elicit information about any current or proposed related person transactions. In addition, our Code of Ethics addresses conflicts of interest where an individual’s personal interests may interfere or conflict with the interests of our Company, including relationships with suppliers, customers or competitors. Conflicts of interest which might impair (or appear to impair) the exercise of judgment solely for the benefit of our Company and our stockholders is prohibited. In general, such conflicts must be approved by our legal department, the employee’s supervisor or, in the case of directors, the Audit Committee. Information regarding potential conflicts of interest in violation of our Code of Ethics may be reported to our anonymous reporting hotline, which may be accessed by the Chairman of our Audit Committee, the Chairman of our Board and the highest ranking manager of internal audit.

If a related person transaction is identified by our legal department as one which would be required to be reported in our proxy statement pursuant to applicable SEC regulations, the Audit Committee is responsible for reviewing and approving or ratifying any such related person transaction. In evaluating related person transactions, the Audit Committee members apply the same standards of good faith and fiduciary duty that they apply to their general responsibilities as members of the Audit Committee and as individual directors. The Audit Committee may approve a related person transaction when, in its good faith judgment, it determines that the transaction is in the best interests of our Company and our stockholders.

There were no transactions with related persons that required disclosure under applicable SEC regulations during the fiscal year ended March 31, 2017, nor are any such transactions currently proposed.

PROPOSAL NO. 2 RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For fiscal year 2017, KPMG LLP provided audit services, which included an examination of our annual consolidated financial statements. A summary of the fees for these services provided by KPMG LLP, or KPMG, is below. The Audit Committee has selected KPMG to provide audit services to our Company for fiscal year 2018, which covers the period from April 1, 2017 to March 31, 2018. Our stockholders are being requested to ratify this selection at the Annual Meeting.

Although this selection is not required to be submitted to a vote of our stockholders, the Audit Committee believes it is appropriate as a matter of good corporate governance to request that our stockholders ratify the selection. If our stockholders do not ratify the selection, the Audit Committee will consider the selection of another independent registered public accounting firm, but is not required to select a different firm.

A representative of KPMG will attend the Annual Meeting and will have the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the meeting.

Fees for Services Rendered by Independent Registered Public Accounting Firm

The following table sets forth approximate fees for services rendered by KPMG for the fiscal years ended March 31, 2017 and 2016:

FEES	2017	2016

Audit Fees ($)	2,738,000	2,438,000

Audit-Related Fees ($)	—	—

Tax Fees ($)	11,000	10,000

All Other Fees ($)	—	—

Total Fees ($)	2,749,000	2,448,000

Audit Fees

The audit fees presented above for the fiscal years ended March 31, 2017 and 2016 include fees associated with the audit of our consolidated balance sheets, the related consolidated statements of comprehensive income, stockholders’ equity and cash flows, and the audit of internal control over financial reporting, as well as the reviews of our quarterly reports on Form 10-Q, and certain statutory audits required internationally. The increase in audit fees was primarily the result of additional fees related to the impairment assessment of the Sanuk brand and additional process-level controls related to our business transformation project implementation, partially offset by decreases in other fees.

Audit-Related Fees

Audit-related fees generally consist of fees for assurance and related services that are reasonably related to the performance of the audit of our annual reports on Form 10-K and review of our quarterly reports on Form 10-Q. There were no audit-related fees incurred during the fiscal years ended March 31, 2017 and 2016.

Tax Fees

Tax fees include fees incurred for tax services, including tax compliance, tax advice and tax planning for income taxes and customs matters.

All Other Fees

There were no other fees for services rendered by KPMG incurred during the fiscal years ended March 31, 2017 and 2016 other than those disclosed above.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee administers our engagement of KPMG and pre-approves all of KPMG’s audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of KPMG, and whether for reasons of efficiency or convenience it is in the best interests of our Company to engage KPMG to perform the services. The Audit Committee has determined that the performance by KPMG of the non-audit services listed above as “Tax Fees” did not affect their independence. Prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services.

During the year, circumstances may arise under which it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires that those services be submitted to the Chairman of the Audit Committee for specific pre-approval before our Company can engage the independent registered public accounting firm to provide such services. The Chairman of the Audit Committee is then required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting for approval by the Audit Committee.

Required Vote

Approval of this proposal requires the affirmative vote of a majority in voting power of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote on the matter.

BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
"FOR"
PROPOSAL NO. 2 TO RATIFY THE SELECTION OF
KPMG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
FOR FISCAL YEAR 2018.

PROPOSAL NO. 3 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as described in detail in the section of this Proxy Statement titled "Compensation Discussion and Analysis". We urge stockholders to carefully read the "Summary Compensation Table" and related compensation tables that follow it. Our Board and the Compensation Committee believe that the compensation policies and procedures described in this Proxy Statement are effective in achieving our compensation objectives.

Therefore, in accordance with Section 14A of the Exchange Act, we ask our stockholders to approve the following resolution at the Annual Meeting:

"RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers, as described in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables, notes and narrative discussion in the Proxy Statement for our 2017 Annual Meeting of Stockholders."

Because this vote is advisory only, it will not be binding upon our Board of Directors or the Compensation Committee. However, the Compensation Committee will take the outcome of the vote into account when considering future executive compensation arrangements.

Required Vote

Approval of this proposal requires the affirmative vote of a majority in voting power of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote on the matter.

BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
"FOR"
PROPOSAL NO. 3 TO APPROVE, ON A NON-BINDING ADVISORY BASIS,
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4 FREQUENCY OF FUTURE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote on whether future advisory votes on the compensation of our Named Executive Officers should occur every one year, two years, or three years.

Stockholders may vote for every “one year,” “two years” or “three years,” with respect to this proposal or may abstain from voting.

After careful consideration, our Board of Directors believes that submitting the advisory vote on executive compensation on an annual basis is appropriate for our Company and its stockholders at this time. We view the advisory vote on the compensation of our Named Executive Officers as an additional, but not the only, opportunity for our stockholders to communicate with us regarding their views on our executive compensation programs.

Accordingly, we recommend that you vote in favor of the following advisory proposal:

"RESOLVED, that the stockholders of the Company approve, on an advisory basis, that future advisory votes on the compensation of our Named Executive Officers occur every one year."

This vote is advisory and not binding on our Company or our Board of Directors. Our Board of Directors and Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. Notwithstanding our Board’s recommendation and the outcome of the stockholder vote, our Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussion with stockholders and the adoption of material changes to our compensation programs.

Required Vote

Stockholders may vote for every “one year,” “two years” or “three years” with respect to this proposal, or may abstain from voting. The option of every one year, two years or three years that receives the greatest number of votes will be considered the frequency selected by our stockholders.

BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
FOR EVERY “ONE YEAR”
WITH RESPECT TO PROPOSAL NO. 4 REGARDING THE
FREQUENCY OF FUTURE ADVISORY VOTES
ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 5 STOCKHOLDER PROPOSAL TO REPEAL CERTAIN PROVISIONS OR AMENDMENTS TO OUR BYLAWS ADOPTED AFTER MAY 24, 2016

We received notice from Marcato of its intention to present the following resolution for action at the Annual Meeting. This proposal seeks to repeal any provisions or amendments of our bylaws adopted without stockholder approval after May 24, 2016, and prior to the Annual Meeting without regard to the subject matter of any bylaw provisions or amendment in question.

RESOLVED, that each provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Corporation’s stockholders subsequent to May 24, 2016 (the date of the most recent publicly disclosed Bylaws) and prior to the approval of this resolution be, and they hereby are, repealed, effective as of the time this resolution is approved by the Corporation’s stockholders.

Except as described below, no provisions or amendments to our bylaws have been adopted after May 24, 2016. Although our Board does not currently expect to adopt any additional amendments to our bylaws prior to the Annual Meeting, our Board could determine prior to the Annual Meeting that an additional amendment is necessary and in the best interests of our Company and our stockholders. Our Board believes that the automatic repeal of any amendment to our bylaws, irrespective of its content, duly adopted by our Board (whether with or without stockholder approval) could have the effect of repealing one or more properly adopted bylaw amendments that our Board determined to be in the best interests of our Company and our stockholders and adopted in furtherance of its fiduciary duties, including in response to future events not yet known to our Company. Furthermore, as a public company subject to the federal proxy rules, it might be impracticable—if not impossible—for our Company to obtain stockholder approval for a necessary bylaw amendment within a timeframe appropriate to serve the best interests of our Company and our stockholders.

On October 23, 2017, and following the retirement of Mr. Martinez, we amended our bylaws—as is customary in these situations—to provide that the maximum number of authorized directors on our Board is nine. Our Board also set the size of our Board at nine directors. If this proposal were to be approved at the Annual Meeting, then this amendment to our bylaws would no longer be effective and the maximum number of authorized directors on our Board would be 10. However, the size of our Board would remain at nine directors and a vacancy on the Board would not be created.

As our Board is fully empowered by its governing documents and applicable law to alter, amend, or repeal provisions of our bylaws in accordance with its fiduciary duties and, we believe that this proposal serves no purpose other than limiting Board actions that are otherwise permitted by our Company’s governing documents and Delaware law.

For these reasons, our Board urges stockholders to vote AGAINST Marcato’s proposal.

Required Vote

Approval of this proposal requires the affirmative vote of the holders of not less than 66 2/3% of the voting power outstanding as of the Record Date.

BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
"AGAINST"
PROPOSAL NO. 5 TO REPEAL CERTAIN PROVISIONS OR
AMENDMENTS TO OUR BYLAWS.

OTHER BUSINESS AT THE ANNUAL MEETING

We do not know of any business other than that described in this Proxy Statement that will be presented for consideration by the stockholders at the Annual Meeting. If, however, any other business is properly brought before the Annual Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in such proxies or their substitutes.

If you have additional questions about the election of directors, this Proxy Statement or the Annual Meeting, if you would like additional copies of this Proxy Statement, or if you need assistance voting your shares, please contact:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders call toll-free: (877) 750-0625
Banks and brokers call collect: (212) 750-5833

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K is being mailed with this Proxy Statement. The Annual Report contains consolidated financial statements of our Company and its subsidiaries and the report thereon of KPMG LLP, our independent registered public accounting firm.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ David Powers

David Powers Chief Executive Officer and President
Goleta, California November 1, 2017

ANNEX A INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION OF PROXIES

Under applicable SEC rules and regulations, members of our Board of Directors and certain officers of our Company are “participants” with respect to our Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who are “participants.”

Directors and Nominees

The following table sets forth the names and business addresses of our Company’s directors (each of whom is also a nominee for director), as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of the directors is carried on. The principal occupations or employment of the Company’s directors are set forth under the title “Director Nominees” in this Proxy Statement.

Name	Business Name and Address

John M. Gibbons	c/o Deckers Outdoor Corporation 250 Coromar Drive Goleta, CA 93117
Karyn O. Barsa	c/o Deckers Outdoor Corporation 250 Coromar Drive Goleta, CA 93117
Nelson C. Chan	c/o Deckers Outdoor Corporation 250 Coromar Drive Goleta, CA 93117
Michael F. Devine, III	c/o Deckers Outdoor Corporation 250 Coromar Drive Goleta, CA 93117
John G. Perenchio	c/o Deckers Outdoor Corporation 250 Coromar Drive Goleta, CA 93117
David Powers	c/o Deckers Outdoor Corporation 250 Coromar Drive Goleta, CA 93117
James Quinn	c/o Deckers Outdoor Corporation 250 Coromar Drive Goleta, CA 93117
Lauri M. Shanahan	c/o Deckers Outdoor Corporation 250 Coromar Drive Goleta, CA 93117
Bonita C. Stewart	c/o Deckers Outdoor Corporation 250 Coromar Drive Goleta, CA 93117

Certain Officers

The following table sets forth the name and principal occupation of the Company’s officers who are “participants.” The principal business address of each such person is c/o Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, CA 93117.

Name	Principal Occupation

Thomas A. George	Chief Financial Officer
Steve Fasching	Vice President, Strategy & Investor Relations

Information Regarding Ownership of our Company’s Securities by the Participants

Except as described in this Annex A or in this Proxy Statement, none of the persons listed above under the titles “Directors and Nominees” or “Certain Officers” owns any securities of our Company of record that they do not own beneficially. As of September 15, 2017, the number of securities of our Company beneficially owned by directors and executive officers who are participants is set forth under the title “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement. As of September 15, 2017, the number of our Company securities beneficially owned by our Company’s other employees who are “participants” is set forth below.

Name	Company Securities Owned

Steve Fasching	4,550

Information Regarding Transactions in our Company’s Securities by the Participants

The following table sets forth purchases and sales of our Company’s securities during the past two years by the persons listed above under the titles “Directors and Nominees” and “Certain Officers and Other Employees.” None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Company Securities Purchased or Sold September 15, 2015, through September 15, 2017

Name	Date	Number of Company Securities Acquired or (Disposed of)	Notes

John M. Gibbons	9/15/2015	502	(1)
	12/15/2015	619	(1)
	3/15/2016	546	(1)
	6/15/2016	572	(1)
	9/15/2016	517	(1)
	12/15/2016	511	(1)
	3/15/2017	577	(1)
	6/15/2017	446	(1)
	9/15/2017	487	(1)

Name	Date	Number of Company Securities Acquired or (Disposed of)	Notes

Karyn O. Barsa	9/15/2015	502	(1)
	12/15/2015	619	(1)
	3/15/2016	546	(1)
	6/15/2016	572	(1)
	9/15/2016	517	(1)
	12/15/2016	511	(1)
	3/15/2017	577	(1)
	6/15/2017	446	(1)
	9/15/2017	487	(1)

Nelson C. Chan	9/15/2015	502	(1)
	12/15/2015	619	(1)
	3/15/2016	546	(1)
	6/15/2016	572	(1)
	9/15/2016	517	(1)
	12/15/2016	511	(1)
	3/15/2017	577	(1)
	6/15/2017	446	(1)
	9/15/2017	487	(1)

Michael F. Devine, III	9/15/2015	502	(1)
	12/15/2015	619	(1)
	3/15/2016	546	(1)
	6/15/2016	572	(1)
	9/15/2016	517	(1)
	12/15/2016	511	(1)
	3/15/2017	577	(1)
	6/15/2017	446	(1)
	9/15/2017	487	(1)

John G. Perenchio	9/15/2015	502	(1)
	12/15/2015	619	(1)
	3/15/2016	546	(1)
	6/15/2016	572	(1)
	8/12/2016	(23,500)	(6)
	9/15/2016	517	(1)
	12/15/2016	511	(1)
	3/15/2017	577	(1)
	6/15/2017	446	(1)
	9/15/2017	487	(1)

Name	Date	Number of Company Securities Acquired or (Disposed of)	Notes

David Powers	11/18/2015	59,940	(2)
	12/15/2015	5,001	(3)
	12/15/2015	(1,878)	(4)
	3/31/2016	1,584	(3)
	3/31/2016	(589)	(4)
	3/31/2016	(594)	(5)
	3/31/2016	(10,500)	(5)
	6/29/2016	21,046	(2)
	8/5/2016	(1,750)	(6)
	9/15/2016	(13,472)	(5)
	12/15/2016	3,333	(3)
	12/15/2016	(1,252)	(4)
	2/28/2017	125	(7)
	3/31/2017	(14,074)	(5)
	3/31/2017	1,585	(3)
	3/31/2017	(595)	(4)
	3/31/2017	(10,523)	(5)
	6/13/2017	17,318	(2)
	8/15/2017	3,507	(3)
	8/15/2017	(1,317)	(4)

James Quinn	9/15/2015	502	(1)
	12/15/2015	619	(1)
	3/15/2016	546	(1)
	6/15/2016	572	(1)
	9/15/2016	517	(1)
	12/15/2016	511	(1)
	2/7/2017	12,326	(8)
	3/15/2017	577	(1)
	6/15/2017	446	(1)
	9/15/2017	487	(1)

Lauri M. Shanahan	9/15/2015	502	(1)
	12/15/2015	619	(1)
	3/15/2016	546	(1)
	6/15/2016	572	(1)
	9/15/2016	517	(1)
	12/15/2016	511	(1)
	3/15/2017	577	(1)
	6/15/2017	446	(1)
	9/15/2017	487	(1)

Name	Date	Number of Company Securities Acquired or (Disposed of)	Notes

Bonita C. Stewart	9/15/2015	502	(1)
	9/15/2015	321	(9)
	12/15/2015	619	(1)
	12/15/2015	396	(9)
	3/15/2016	546	(1)
	3/15/2016	349	(9)
	6/15/2016	572	(1)
	6/15/2016	365	(9)
	9/15/2016	517	(1)
	9/15/2016	330	(9)
	12/15/2016	511	(1)
	12/15/2016	326	(9)
	3/15/2017	577	(1)
	3/15/2017	369	(9)
	6/15/2017	446	(1)
	6/15/2017	285	(9)
	9/15/2017	487	(1)
	9/15/2017	311	(9)

Thomas A. George	11/18/2015	20,380	(2)
	12/15/2015	5,500	(3)
	3/31/2016	1,102	(3)
	3/31/2016	(404)	(4)
	3/31/2016	(23,333)	(5)
	3/31/2016	(413)	(5)
	3/31/2016	(29,334)	(5)
	3/31/2016	(7,500)	(5)
	6/29/2016	5,962	(2)
	9/15/2016	(4,580)	(7)
	11/21/2016	19,292	(10)
	12/15/2016	5,500	(3)
	12/15/2016	(2,066)	(4)
	3/31/2017	(9,790)	(5)
	3/31/2017	1,103	(3)
	3/31/2017	(404)	(4)
	3/31/2017	(2,981)	(5)
	6/13/2017	4,906	(2)
	6/13/2017	20,376	(10)
	8/15/2017	993	(3)
	8/15/2017	(373)	(4)

Steve Fasching	12/15/2015	1,000	(3)
	12/15/2015	(375)	(4)
	12/15/2015	333	(3)
	12/15/2015	(125)	(4)
	12/15/2015	334	(3)
	12/15/2015	(125)	(4)
	3/31/2016	563	(3)

Name	Date	Number of Company Securities Acquired or (Disposed of)	Notes

	3/31/2016	(246)	(4)
	3/31/2016	(2,526)	(5)
	7/8/2016	1,674	(1)
	8/3/2016	(107)	(6)
	8/5/2016	(200)	(6)
	8/15/2016	1,095	(1)
	8/15/2016	1,095	(1)
	11/16/2016	(221)	(6)
	12/15/2016	1,000	(3)
	12/15/2016	(375)	(4)
	12/15/2016	333	(3)
	12/15/2016	(125)	(4)
	3/31/2017	(1,095)	(5)
	3/31/2017	563	(3)
	3/31/2017	(246)	(4)
	6/27/2017	1,107	(1)
	6/27/2017	1,107	(1)
	6/27/2017	1,107	(1)
	8/15/2017	558	(3)
	8/15/2017	(208)	(4)
	8/15/2017	365	(3)
	8/15/2017	(138)	(4)

(1)	Grant of restricted stock award.
(2)	Grant of restricted stock units.
(3)	Vesting of restricted stock units.
(4)	Shares withheld as payment of taxes or costs upon vesting or exercise of restricted stock units or stock appreciation rights.
(5)	Cancellation of restricted stock units.
(6)	Open market sale.
(7)	Shares acquired under our Company’s Employee Stock Purchase Plan.
(8)	Gift.
(9)	Grant of restricted stock award in lieu of cash payment of directors’ fees.
(10)	Grant of performance-based non-qualified option.

Miscellaneous Information Concerning Participants

Except as described in this Annex A or in this Proxy Statement, no participant or any of their respective associates or affiliates (together, Participant Affiliates) is either a party to any transaction or series of transactions since October 1, 2016, or has knowledge of any current proposed transaction or series of proposed transactions, (1) to which our Company or any of its subsidiaries was or is to be a participant; (2) in which the amount involved exceeds $120,000; and (3) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Annex A or in this Proxy Statement, (1) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of our Company, any parent of our Company or any subsidiary of our Company; and (2) no participant owns any securities of our Company of record but not beneficially.

Except as described in this Annex A or in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by our Company or any of its affiliates or any future transactions to which our Company or any of its affiliates will or may be a party.

Except as described in this Annex A or in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate, since October 1, 2016, with any person with respect to any securities of our Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Annex A or in this Proxy Statement, and excluding any director or executive officer of our Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Except as described in this Annex A or in this Proxy Statement, and excluding any director or executive officer of our Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

DECKERS
BRANDS

Corporate Headquarters
250 Coromar Drive | Goleta, California, 93117 | 805.967.7611

© 2017 Deckers Outdoor Corporation

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

DECKERS OUTDOOR CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS

2017 ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 14, 2017

W H I T E P R O X Y

The undersigned appoints David Powers, Thomas A. George and Thomas Garcia, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and authorizes them to represent and vote, as provided on the reverse side, all of the shares of common stock that the undersigned is entitled to vote at the 2017 Annual Meeting of Stockholders and any adjournment, postponement or other delay thereof (the “Annual Meeting”) of Deckers Outdoor Corporation to be held on Thursday, December 14, 2017, at 8:00 a.m., local time, at Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, CA 93117, with all powers that the undersigned would possess if present at the Annual Meeting.

This proxy card, when properly executed, will be voted in the manner provided on the reverse side. If no direction is given, this proxy card will be voted FOR the election of the nominees of the Board of Directors named in Proposal 1, FOR Proposals 2 and 3, ONE YEAR on Proposal 4, AGAINST Proposal 5, and in the discretion of the proxies on any other business that properly comes before the Annual Meeting.

By executing this WHITE proxy card, the undersigned revokes all prior proxies that the undersigned has given with respect to the Annual Meeting.

(Continued, and to be signed and dated on the reverse side.)

DECKERS OUTDOOR CORPORATION

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Deckers Outdoor Corporation common stock for the upcoming Annual Meeting.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone – Call toll-free from the U.S. or Canada at 1-866-849-8138 on a touch-tone telephone. If outside the U.S. or Canada, call 1-646-880-9092. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

OR

2.	Vote by Internet – Please access https://www.proxyvotenow.com/deck and follow the simple instructions provided. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the proxies to vote your shares in the same manner as if you had signed, dated and returned a WHITE proxy card.

OR

3.	Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: Deckers Outdoor Corporation, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED▼

Please mark your vote as in this

The Board of Directors recommends you vote FOR all nominees for director in Proposal 1,
FOR Proposals 2 and 3, ONE YEAR on Proposal 4, and AGAINST Proposal 5.

1.	Election of Directors
01 – John M. Gibbons		06 – David Powers
02 – Karyn O. Barsa		07 – James Quinn
03 – Nelson C. Chan		08 – Lauri M. Shanahan
04 – Michael F. Devine, III		09 – Bonita C. Stewart
05 – John G. Perenchio

	WITHHOLD	FOR ALL
FOR ALL	ALL	EXCEPT*

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below:

2.	Ratification of the appointment of KPMG LLP as independent registered public accounting firm.		FOR	AGAINST	ABSTAIN

3.	Advisory vote to approve Named Executive Officer compensation.		FOR	AGAINST	ABSTAIN

4.	Advisory vote on the frequency of future advisory votes on Named Executive Officer compensation.	1 YEAR	2 YEARS	3 YEARS	ABSTAIN

5.	A stockholder proposal regarding the repeal of certain bylaws of Deckers Outdoor Corporation.		FOR	AGAINST	ABSTAIN

Date: , 2017

Signature

Signature

Title

NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.